UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

THIRD HARMONIC BIO, INC.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

April [●], 2025

Dear Stockholder:

You are cordially invited to attend the 2025 Annual Meeting of Stockholders of Third Harmonic Bio, Inc. to be held virtually via a live webcast by visiting www.virtualshareholdermeeting.com/THRD2025, on June 5, 2025 at 6:30 a.m. (Pacific Time). We believe that a virtual stockholder meeting provides greater access to those who may want to attend, and therefore we have chosen this over an in-person meeting. It is important that you retain a copy of the control number found on the proxy card, voting instruction form or Notice, as such number will be required in order for stockholders to gain access to the virtual Annual Meeting.

The Securities and Exchange Commission rules allow companies to furnish proxy materials to stockholders over the internet. We have elected to do so, thus reducing the environmental impact and lowering the costs of printing and distributing proxy materials without impacting your timely access to this important information. On or about April [●], 2025, we expect to mail a Notice of Internet Availability of Proxy Materials (Notice of Internet Availability) containing instructions on how to access our proxy statement for our 2025 Annual Meeting of Stockholders and our 2024 Annual Report on Form 10-K to stockholders, or the 2024 Annual Report. The Notice of Internet Availability also provides instructions on how to vote and includes instructions on how to receive paper copies of the proxy materials by mail, or an electronic copy of the proxy materials by email, if desired.

The matters to be acted upon at the meeting are described in the accompanying notice of Annual Meeting and proxy statement.

Your vote is important.

Whether or not you plan to attend the meeting in person, please vote on the internet or by telephone, or request, sign and return a proxy card to ensure that your shares are represented at the meeting.

Sincerely,
[Signature]
Natalie Holles
Chief Executive Officer

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

THIRD HARMONIC BIO, INC.
1700 Montgomery Street, Suite 210
San Francisco, California 94111

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held June 5, 2025

To Our Stockholders:

NOTICE IS HEREBY GIVEN that the 2025 Annual Meeting of Stockholders, or the Annual Meeting, of Third Harmonic Bio, Inc., or the Company, will be held via a virtual meeting. We believe that a virtual stockholder meeting provides greater access to those who may want to attend, and therefore we have chosen this over an in-person meeting. You will be able to participate in the 2025 Annual Meeting and vote during the 2025 Annual Meeting via live webcast by visiting www.virtualshareholdermeeting.com/THRD2025, on Thursday, June 5, 2025 at 6:30 a.m. (Pacific Time). It is important that you retain a copy of the control number found on the proxy card or voting instruction form, as such number will be required in order for stockholders to gain access to the virtual meeting.

We are holding the meeting for the following purposes, which are more fully described in the accompanying proxy statement:

1.
To elect three Class III directors, each to serve three-year terms through the third annual meeting of stockholders following this meeting and until a successor has been elected and qualified or until earlier resignation or removal.
2.
To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.
3.
To approve the liquidation and dissolution of the Company, or the Dissolution and the Plan of Dissolution, which, if approved, will authorize the Board of Directors of the Company, or the Board of Directors, to liquidate and dissolve the Company in accordance with the Plan of Dissolution, or the Dissolution Proposal.
4.
To grant discretionary authority to our Board of Directors to adjourn the Annual Meeting, even if a quorum is present, to solicit additional proxies in the event that there are insufficient shares present in person or by proxy voting in favor of the Dissolution of the Company pursuant to the Plan of Dissolution, or the Adjournment Proposal.

In addition, stockholders may be asked to consider and vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on April 10, 2025, are entitled to receive notice of, and to vote at, the meeting and any adjournments thereof. On or about April [●], 2025, we expect to mail to stockholders a Notice of Internet Availability of Proxy Materials (Notice of Internet Availability) containing instructions on how to access our proxy statement for our Annual Meeting and our 2024 Annual Report. The Notice of Internet Availability also provides instructions on how to vote through the internet or by telephone and includes instructions on how to receive paper copies of the proxy materials by mail, if desired.

For ten days prior to the meeting, a complete list of the stockholders entitled to vote at the meeting will be available upon request by any stockholder for any purpose relating to the meeting. Stockholders can request the list of stockholders through our investor relations website at https://ir.thirdharmonicbio.com.

Your vote as a Third Harmonic Bio, Inc. stockholder is very important. Each share of common stock that you own represents one vote.

For questions regarding your stock ownership, you may contact us through our website at https://ir.thirdharmonicbio.com or, if you are a registered holder, our transfer agent, Equiniti Trust Company, LLC by email through their website at https://equiniti.com/us/ast-access or by phone at +1 (800) 937-5449. Whether or not you expect to attend the meeting, we encourage you to read the proxy statement and vote through the internet or by telephone, or to request, sign and return your proxy card as soon as possible, so that your shares may be represented at the meeting. For specific instructions on how to vote your shares, please refer to the section entitled “General Proxy Information” in the proxy statement and the instructions on the Notice of Internet Availability.

By Order of the Board of Directors,
[Signature]
Natalie Holles
Chief Executive Officer

San Francisco, California
April [●], 2025

Important Notice Regarding the Availability of Proxy Materials for the virtual Annual Meeting of Stockholders to be held on June 5, 2025: the Proxy Statement and our 2024 Annual Report are available at https://ir.thirdharmonicbio.com/sec-filings. You will need the control number included on your proxy card or voting instruction form, or included in the e-mail to you if you received the proxy materials by e-mail, as such number will be required in order for stockholders to gain access to the virtual meeting.

THIRD HARMONIC BIO, INC.

PROXY STATEMENT FOR 2025 ANNUAL MEETING OF STOCKHOLDERS

THIRD HARMONIC BIO, INC.

1700 Montgomery Street, Suite 210

San Francisco, California 94111

PROXY STATEMENT FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS

June 5, 2025

INFORMATION ABOUT SOLICITATION AND VOTING

The accompanying proxy is solicited on behalf of the Board of Directors of the Company for use at the Annual Meeting to be held via a virtual meeting. We believe that a virtual stockholder meeting provides greater access to those who may want to attend, and therefore we have chosen this over an in-person meeting. You will be able to participate in the Annual Meeting and vote during the Annual Meeting via live webcast by visiting www.virtualshareholdermeeting.com/THRD2025 on Thursday, June 5, 2025 at 6:30 a.m. (Pacific Time), and any adjournment or postponement thereof. You will need the control number included on your proxy card or voting instruction form, or included in the e-mail to you if you received the proxy materials by e-mail, as such number will be required in order for stockholders to gain access to the virtual meeting.

We are making this proxy statement, the accompanying form of proxy and our 2024 Annual Report first available to stockholders on or about April [●] 2025. An electronic copy of this proxy statement and 2024 Annual Report are available at https://ir.thirdharmonicbio.com/sec-filings.

INTERNET AVAILABILITY OF PROXY MATERIALS

Under rules adopted by the Securities and Exchange Commission, or SEC, we are furnishing proxy materials to our stockholders primarily via the internet, instead of mailing printed copies to each stockholder. On or about April [●], 2025, we expect to send to our stockholders a Notice of Internet Availability of Proxy Materials (Notice of Internet Availability) containing instructions on how to access our proxy materials, including our proxy statement and our 2024 Annual Report. The Notice of Internet Availability also provides instructions on how to vote and includes instructions on how to receive paper copies of the proxy materials by mail, or an electronic copy of the proxy materials by email.

This process is designed to reduce our environmental impact and lower the costs of printing and distributing our proxy materials while providing our stockholders timely access to this important information. If you would prefer to receive printed proxy materials, please follow the instructions included in the Notice of Internet Availability.

GENERAL INFORMATION ABOUT THE MEETING

Purpose of the Meeting

At the meeting, stockholders will act upon the proposals described in this proxy statement. In addition, we will consider any other matters that are properly presented for a vote at the meeting. We are not aware of any other matters to be submitted for consideration at the meeting. If any other matters are properly presented for a vote at the meeting, the persons named in the proxy, who are officers of the Company, have the authority in their discretion to vote the shares represented by the proxy.

Record Date; Quorum

Only holders of record of common stock at the close of business on April 10, 2025, or the Record Date, will be entitled to vote at the meeting. At the close of business on April 10, 2025, 45,108,594 shares of common stock were outstanding and entitled to vote.

The holders of a majority of the voting power of the issued and outstanding shares of stock entitled to vote at the meeting as of the Record Date must be present or represented by proxy at the meeting in order to hold the meeting and conduct business. This presence is called a quorum. Your shares are counted as present at the meeting if you are present at the virtual meeting or if you have properly submitted a proxy.

GENERAL PROXY INFORMATION

Voting Rights; Required Vote

Each holder of shares of common stock is entitled to one vote for each share of common stock held as of the close of business on April 10, 2025, the Record Date. You may vote all shares owned by you at such date, including (1) shares held directly in your name as the stockholder of record and (2) shares held for you as the beneficial owner in street name through a broker, bank, trustee or other nominee. Dissenters’ rights are not applicable to any of the matters being voted on.

Stockholder of Record: Shares Registered in Your Name. If on April 10, 2025, your shares were registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, then you are considered the stockholder of record with respect to those shares. As a stockholder of record, you may vote at the meeting, or vote in advance through the internet or by telephone, or if you request to receive paper proxy materials by mail, by filling out and returning the proxy card.

Beneficial Owner: Shares Registered in the Name of a Broker or Nominee. If on April 10, 2025, your shares were held in an account with a brokerage firm, bank or other nominee, then you are the beneficial owner of the shares held in street name. As a beneficial owner, you have the right to direct your broker on how to vote the shares held in your account, and your broker has enclosed or provided voting instructions for you to use in directing it on how to vote your shares. Because the brokerage firm, bank or other nominee that holds your shares is the stockholder of record, if you wish to attend the meeting and vote your shares, you must obtain a valid proxy from the firm that holds your shares giving you the right to vote the shares at the meeting.

Each director will be elected by a plurality of the votes cast at the meeting. This means that the three individuals nominated for election to the Board of Directors at the meeting receiving the highest number of “FOR” votes will be elected. You may either vote “FOR” one or more of the nominees or “WITHHOLD” your vote with respect to one or more of the nominees. A “WITHHOLD” will have the same effect as an abstention. You may not cumulate votes in the election of directors. Approval of the ratification of the appointment of our independent registered public accounting firm will be obtained if the number of the votes cast “FOR” the proposal exceeds the number of votes cast “AGAINST” the proposal. Approval of the Dissolution Proposal will be obtained if the majority of our outstanding common stock entitled to vote on the proposal vote “FOR” the Dissolution Proposal. Approval of the Adjournment Proposal will be obtained either (i) if a quorum is present, if the number of the votes cast “FOR” the proposal exceeds the number of votes cast “AGAINST” the proposal or (ii) if a quorum is not present, the affirmative vote of the holders of a majority of the voting power of the shares entitled to vote who are present in person or represented by proxy at the Annual Meeting.

A proxy submitted by a stockholder may indicate that the shares represented by the proxy are not being voted (stockholder withholding) with respect to a particular matter. In addition, a broker may not be permitted to vote on shares held in street name on a particular matter in the absence of instructions from the beneficial owner of the stock (broker non-vote). While a broker is entitled to vote shares held for a beneficial owner on “routine” matters without instructions from the beneficial owner of those shares, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote share held for a beneficial owner on “non-routine” matters. At this meeting, only the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025, is considered a routine matter, and brokers have discretionary authority to vote shares that are beneficially owned on the ratification of the appointment of Deloitte & Touche LLP as our independent registered accounting firm. If a broker chooses not to vote shares for or against the ratification of Deloitte & Touche LLP as our independent registered public accounting firm, it would have the same effect as an abstention. The other proposals presented at the Annual Meeting are a non-routine matters. The shares subject to a proxy which are not being voted on a particular matter because of either stockholder withholding or broker non-votes will count for purposes of determining the presence of a quorum, but are not treated as votes cast and, therefore, will have no effect on the election of directors. Abstentions are voted neither “FOR” nor “AGAINST” a matter, but are counted in the determination of a quorum. Abstentions will have no effect on the election of directors, the ratification of the appointment of Deloitte & Touche LLP or the Adjournment Proposal (if a quorum is present). However, an abstention, withholding, broker non-vote or failure to vote will have the same effect as a vote “AGAINST” the Dissolution Proposal.

Recommendations of the Board of Directors on Each of the Proposals Scheduled to be Voted on at the Meeting

The Board of Directors recommends that you vote FOR the election of each of the Class III directors named in this proxy statement (Proposal 1), FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025 (Proposal 2), FOR the Dissolution Proposal (Proposal 3), and FOR the Adjournment Proposal (Proposal 4).

When considering the recommendation of the Board of Directors, you should be aware that some of the Company’s directors and executive officers may have interests in the Dissolution that are different from, or in addition to, the interests of stockholders more generally. For a discussion of these interests, please see the section captioned “Approval of the Dissolution Pursuant to the Plan of Dissolution - Interests of Directors and Executive Officer in Approval of the Plan of Dissolution.” None of the directors or executive officers has any substantial interest in any other matter to be acted upon, other than elections to office with respect to the directors nominated in Proposal 1.

Voting Instructions; Voting of Proxies

If you are a stockholder of record, you may:

•
vote online at the Annual Meeting – attend the Annual Meeting online and follow the instructions posted at www.virtualshareholdermeeting.com/THRD2025. You will need the control number included on your proxy card or voting instruction form, or included in the e-mail to you if you received the proxy materials by e-mail;
•
vote through the internet or by telephone – in order to do so, please follow the instructions shown on your proxy card or Notice of Internet Availability; or
•
vote by mail – if you request or receive a paper proxy card and voting instructions by mail, simply complete, sign and date the proxy card and return it as soon as possible before the meeting in the envelope provided.

Votes submitted through the internet or by telephone must be received by 8:59 p.m. (Pacific Time) on June 4, 2025. Submitting your proxy, whether by telephone, through the internet or by mail if you requested or received a paper proxy card, will not affect your right to vote online should you decide to attend the virtual meeting.

If your shares are held in an account with a brokerage firm, bank or other nominee, then you are deemed to be the beneficial owner of your shares and the broker that actually holds the shares for you is the record holder and is required to vote the shares it holds on your behalf according to your instructions. The proxy materials, as well as voting and revocation instructions, should have been forwarded to you by the bank, broker or other nominee that holds your shares. In order to vote your shares, you will need to follow the instructions that your bank, broker or other nominee provides you. The voting deadlines and availability of telephone and Internet voting for beneficial owners of shares held in street name will depend on the voting processes of the bank, broker or other nominee that holds your shares. Therefore, we urge you to carefully review and follow the voting instruction card and any other materials that you receive from that organization.

For Proposal 1, you may either vote “FOR” all of the nominees to the Board of Directors, or you may withhold your vote from any nominee you specify. For Proposals 2, 3, and 4, you may vote “FOR” or “AGAINST” or “ABSTAIN” from voting. Your vote is important. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure that your vote is counted.

All proxies will be voted in accordance with the instructions specified on the proxy card. If you sign a physical proxy card and return it without instructions as to how your shares should be voted on a particular proposal at the meeting, your shares will be voted in accordance with the recommendations of our Board of Directors stated above.

If you received a Notice of Internet Availability, please follow the instructions included on the notice on how to access and vote your proxy card. If you do not vote and you hold your shares in street name, and your broker does not have discretionary power to vote your shares, your shares may constitute “broker non-votes” (as described above) and will not be counted in determining the number of shares necessary for approval of the proposals. However, shares that constitute broker non-votes will be counted for the purpose of establishing a quorum for the meeting.

If you receive more than one proxy card or Notice of Internet Availability, your shares are registered in more than one name or are registered in different accounts. To make certain all of your shares are voted, please follow the instructions included on the Notice of Internet Availability on how to access and vote each proxy card. If you requested or received paper proxy materials by mail, please complete, sign, date and return each proxy card to ensure that all of your shares are voted.

Expenses of Soliciting Proxies

We will pay the expenses associated with soliciting proxies. Following the original distribution and mailing of the solicitation materials, we or our agents may solicit proxies by mail, email, telephone, facsimile, by other similar means, or in person. Our directors, officers and other employees, without additional compensation, may solicit proxies personally or in writing, by telephone, email or otherwise. Following the original distribution and mailing of the solicitation materials, we will request brokers, custodians, nominees and other record holders to forward copies of those materials to persons for whom they hold shares and to request authority for the exercise of proxies. In such cases, we, upon the request of the record holders, will reimburse such holders for their reasonable expenses. If you choose to access the proxy materials and/or vote through the internet, you are responsible for any internet access charges you may incur.

Revocability of Proxies

A stockholder of record who has given a proxy may revoke it at any time before the closing of the polls by the inspector of elections at the meeting by:

•
delivering to our Corporate Secretary (by any means, including facsimile) a written notice stating that the proxy is revoked;
•
signing and delivering a proxy bearing a later date;
•
voting again through the internet or by telephone; or
•
attending and voting online at the meeting by following the instructions posted at www.virtualshareholdermeeting.com/THRD2025 (although attendance at the meeting will not, by itself, revoke a proxy).

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, and you wish to revoke a proxy, you must contact that firm to revoke or change any prior voting instructions.

Electronic Access to the Proxy Materials

The Notice of Internet Availability will provide you with instructions regarding how to:

•
view our proxy materials for the meeting through the Internet;
•
instruct us to mail paper copies of our future proxy materials to you; and
•
instruct us to send our future proxy materials to you electronically by email.

Choosing to receive your future proxy materials by email will reduce the impact of our annual meetings of stockholders on the environment and lower the costs of printing and distributing our proxy materials. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.

Voting Results

Voting results will be tabulated and certified by the inspector of elections appointed for the meeting. The final results will be tallied by the inspector of elections and filed with the SEC in a Current Report on Form 8-K within four business days of the meeting.

Implications of Being an “Emerging Growth Company” and “Smaller Reporting Company”

We are an “emerging growth company” as that term is used in the Jumpstart Our Business Startups Act of 2012, and a “smaller reporting company” as defined under Rule 405 of the Securities Act of 1933, as amended, or the Securities Act, and, as such, have elected to comply with certain reduced public company reporting requirements. These reduced reporting requirements include reduced disclosure about the company’s executive compensation arrangements and no requirement to have non-binding advisory votes on executive compensation.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains forward-looking statements which involve substantial risks and uncertainties and are based on the Company’s beliefs and assumptions and on information currently available to the Company. All statements other than statements of historical facts contained in this proxy statement, including statements regarding the Dissolution and related matters, are forward-looking statements. These forward-looking statements are subject to the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “forecast,” “foresee,” “potential,” “predict,” “project,” “likely,” “goal,” “target,” “could,” “should,” “will,” or “would,” or the negative of these words or other similar terms or expressions.

Forward-looking statements are predictions based on expectations and projections about future events, are not statements of historical fact, are subject to risks, uncertainties and assumptions that are difficult to predict and involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent our current beliefs, estimates and assumptions only as of the date of this proxy statement and information contained in this proxy statement should not be relied upon as representing our estimates as of any subsequent date. These statements, and related risks, uncertainties, factors and assumptions, include, but are not limited to:

•
the availability, timing and amount of the distribution to stockholders in connection with the Dissolution;
•
the amounts that will need to be set aside by us;
•
the adequacy of such reserves to satisfy our obligations;
•
our ability to favorably resolve potential tax claims, any litigation matters and other unresolved contingent liabilities;
•
the amount of proceeds that might be realized from the sale or other disposition of our assets;
•
the application of, and any changes in, applicable tax laws, regulations, administrative practices, principles and interpretations;
•
the incurrence by us of expenses relating to the Dissolution;
•
our ability to retain employees, consultants and other resources to carry out the Dissolution; and
•
the ability of the Board of Directors to abandon, modify or delay implementation of the Plan of Dissolution, even after stockholder approval.

In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based on information available to us as of the date of this proxy statement. While we believe that information provides a reasonable basis for these statements, that information may be limited or incomplete. Our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all relevant information. These statements are inherently uncertain, and investors are cautioned not to unduly rely on these statements as predictions of future events.

These risks are not exhaustive. Except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future.

RISK FACTORS

You should carefully consider the following risk factors, in addition to the other information contained in this proxy statement and the annex attached to the proxy statement, including risks described in our filings with the SEC referred to herein, when deciding whether to vote to approve the Dissolution Proposal. The risks and uncertainties described below are not the only ones we face. Additional risks and uncertainties of which we are unaware, or that we currently believe are not material, may also become important factors. This proxy statement also contains forward-looking statements that involve risks and uncertainties. Our actual results could differ materially from those anticipated in the forward-looking statements as a result of factors that are described below and elsewhere in this proxy statement. See the section of this proxy statement entitled “Special Note Regarding Forward-Looking Statements.”

The amount we distribute to our stockholders in connection with the Dissolution may be substantially less than the amount we currently estimate if the amounts of our liabilities, other obligations and expenses or claims against us are higher than we currently anticipate or larger contingency reserves are established.

If our stockholders approve the Dissolution and Plan of Dissolution, the initial distribution is expected to be between $5.13 and $5.33 per share. The amount of cash ultimately distributed to our stockholders in the distribution depends on the amount of our liabilities, obligations and expenses and claims against us, and contingency reserves that we establish during the liquidation process. We have attempted to estimate reasonable reserves for such liabilities, obligations, expenses and claims against us. However, those estimates may be inaccurate. Factors that could impact our estimates include the following:

•
if any of the estimates regarding the Plan of Dissolution, including the expenses to satisfy outstanding obligations, liabilities and claims during the liquidation process, are inaccurate;
•
if unforeseen claims are asserted against us, we will have to defend or resolve such claims or establish a reasonable reserve before making distributions to our stockholders; and
•
if the estimates regarding the expenses to be incurred in the liquidation process, including expenses of personnel required and other operating expenses (including legal, accounting and other professional fees) necessary to dissolve and liquidate the Company, are inaccurate.

If any of the foregoing occurs, the amount we distribute to our stockholders may be substantially less than the amount we currently estimate.

In addition, under Delaware law, claims and demands may be asserted against us at any time during the three years following the effective date of the filing of the Certificate of Dissolution. Accordingly, the Board may obtain and maintain insurance coverage for such potential claims. The Board also expects to retain cash for unknown, contingent and/or conditional liabilities, and may also set aside additional amounts of cash or other assets as a reserve to satisfy claims against us and our obligations that may arise during the three-year period following the effective date of the filing of the Certificate of Dissolution. As a result of these factors, we may retain for distribution at a later date some or all of the estimated amounts that we expect to distribute to stockholders.

If our stockholders vote against the Plan of Dissolution, it would be very difficult for us to continue our business operations.

If our stockholders do not approve the Plan of Dissolution, we would have to continue our business operations from a difficult position, in light of our announced intent to dissolve and liquidate. In February 2025, we disclosed the results from our Phase 1 single and multiple ascending dose clinical trial of THB335 in healthy volunteers. We also announced an immediate restructuring, in which we halted all non-THB335-related research and discovery activities and reduced our workforce by approximately 50% and that we planned to run a broadly defined strategic review process to identify opportunities to maximize shareholder value across all assets within the Company, which include the THB335 program, our strong balance sheet, our public corporate entity, and our team. Prospective employees, vendors and other third parties may refuse to form relationships or conduct business with us if they do not believe we will continue to operate as a going concern.

If our stockholders do not approve the Plan of Dissolution, then we will not proceed with the Dissolution and we will continue our corporate existence and the Board of Directors will continue to explore strategic alternatives to maximize shareholder value.

The payment of the distribution to our stockholders could be delayed.

The Board of Directors intends, subject to contingencies inherent in winding down our business, to make the initial distribution, as promptly as practicable as creditor claims and contingent liabilities are paid or settled. However, we are currently unable to predict the precise timing of the distribution or whether such liquidating distribution will occur at all. The timing of the distribution will depend on and could be delayed by, among other things, claim settlements with creditors. Additionally, a creditor could seek an injunction against the making of such distributions to our stockholders on the ground that the amounts to be distributed were needed to provide for the payment of our liabilities and expenses. Any action of this type could delay or substantially diminish the amount available for such distribution to our stockholders.

If we fail to create an adequate contingency reserve for payment of our expenses and liabilities, each stockholder receiving the distribution could be held liable for payment to our creditors of his, her or its pro rata share of amounts owed to creditors in excess of the contingency reserve, up to the amount actually distributed to such stockholder in dissolution.

If the Plan of Dissolution is approved by our stockholders, we will file a Certificate of Dissolution with the Delaware Secretary of State dissolving Third Harmonic, Inc. Pursuant to the DGCL, we will continue to exist for three years after our dissolution or for such longer period as the Delaware Court of Chancery shall direct, for the purpose of prosecuting and defending suits against the Company and enabling us gradually to close our business, to dispose of our property and to discharge our liabilities. Under the DGCL, in the event we fail to create an adequate contingency reserve for payment of our expenses and liabilities, each stockholder of record as of the Effective Time could be held liable for payment to our creditors of such stockholder’s pro rata share of amounts owed to creditors in excess of the contingency reserve, up to the amount actually distributed to such stockholder in dissolution.

Although the liability of any stockholder is limited to the amounts previously received by such stockholder from us (and from any liquidating trust or trusts) pursuant to the Plan of Dissolution, this means that a stockholder could be required to return all liquidating distributions previously made to such stockholder and receive nothing from us under the Plan of Dissolution. Moreover, in the event a stockholder has paid taxes on amounts previously received, a repayment of all or a portion of such amount could result in a stockholder incurring a net tax cost if the stockholder’s repayment of an amount previously distributed does not cause a commensurate reduction in taxes payable. While we will endeavor to make adequate reserves for all known, contingent, and unknown liabilities, there is no guarantee that the reserves established by us will be adequate to cover all such expenses and liabilities.

No further stockholder approval will be required.

Approval of the Plan of Dissolution and the actions contemplated thereby requires the affirmative vote of a majority of our outstanding shares of common stock. If our stockholders approve the Plan of Dissolution, we will be authorized to cease operations, sell, license or otherwise dispose of all of our remaining non-cash assets and dissolve the Company without further approval of our stockholders, unless required to do so by Delaware law.

Our stockholders may not be able to recognize a loss for U.S. federal income tax purposes until they receive a final distribution from us.

As a result of the Dissolution, for U.S. federal income tax purposes, a stockholder that is a U.S. person generally will recognize gain or loss on a share-by-share basis equal to the difference between (i) the sum of the amount of cash and the fair market value of property, if any, distributed to the stockholder with respect to each share, less any known liabilities assumed by the stockholder or to which the distributed property (if any) is subject, and (ii) the stockholder’s adjusted tax basis in each share of our common stock. A liquidating distribution pursuant to the Plan of Dissolution may occur at various times and in more than one tax year. Any loss generally will be recognized by a stockholder only in the tax year in which the stockholder receives our final liquidating distribution, and then only if the aggregate value of all liquidating distributions with respect to a share of our common stock is less than the stockholder’s tax basis for that share. Stockholders are urged to consult with their own tax advisors as to the specific tax consequences to them of the Dissolution pursuant to the Plan of Dissolution. For a more detailed discussion, see the section entitled “Material U.S. Federal Income Tax Consequences of the Dissolution”. You should consult your tax advisor as to the particular tax consequences of the Dissolution to you, including the applicability of any U.S. federal, state, and local and non-U.S. tax laws.

Our Board of Directors may at any time turn management of the liquidation over to a third party, and some or all of our directors may resign from our Board of Directors at any time.

Our Board of Directors may at any time turn our management over to a third party to complete the liquidation of our remaining assets and distribute the available proceeds to our stockholders, and a number of our directors may resign from our Board of Directors prior to or in connection with the filing of the Certificate of Dissolution. If management is turned over to a third party and all of our directors resign from our Board of Directors, the third party would have sole control over the liquidation process.

If we decide to use a liquidating trust, interests of our stockholders in such a trust may not be transferable.

Under the Plan of Dissolution, the Board of Directors has the authority to use a liquidating trust. If a liquidating trust is established, the interests of our stockholders in a liquidating trust set up by us may not be transferable, which could adversely affect your ability to realize the value of such interests. Even if transferable, the interests are not expected to be listed on a national securities exchange, and the extent of any trading market therein cannot be predicted. Moreover, the interests may not be accepted by commercial lenders as security for loans as readily as more conventional securities with established trading markets. In addition, as stockholders will be deemed to have received a liquidating distribution equal to their pro rata share of the value of the net assets distributed to an entity which is treated as a liquidating trust for tax purposes, the distribution of non-transferable interests would result in tax liability to the interest holders without their being readily able to realize the value of such interest to pay such taxes or otherwise.

We can abandon or revoke the Dissolution and this may cause prior distributions made in liquidation to be treated as dividends.

By approving the Dissolution Proposal, stockholders will also be granting the Board of Directors the authority, notwithstanding stockholder approval of the Dissolution Proposal, to abandon the Dissolution prior to the filing of the Certificate of Dissolution without further stockholder action, if the Board of Directors determines that the Dissolution is not in the best interests of the Company and our stockholders.

Under Delaware law, after the effectiveness of the filing of a certificate of dissolution, a corporation’s board of directors may revoke a corporation’s dissolution if holders of a majority of the stock of the corporation which was outstanding and entitled to vote upon the dissolution at the time of its dissolution approve a resolution adopted by the board of directors recommending such revocation. If the Dissolution is abandoned or revoked, then all prior distributions made in liquidation to stockholders may be treated as dividends to the extent of our current and accumulated earnings and profits. See “Material U.S. Federal Income Tax Consequences of the Dissolution” of this proxy statement for additional detail on the tax consequences of the treatment of such distributions as dividends.

The Dissolution will require that we change our basis of accounting, which could result in us writing-down certain of our assets.

In connection with the Dissolution, we will be required to change our basis of accounting from the going-concern basis of accounting to the liquidation basis of accounting. In order for our financial statements to be in accordance with generally accepted accounting principles (“GAAP”) under the liquidation basis of accounting, all of our assets must be stated at the amount of consideration we expect to collect, and all of our liabilities must be recorded at the estimated amounts at which the liabilities are expected to be settled. The valuation of assets and liabilities will necessarily require many estimates and assumptions, and there will be substantial uncertainties in carrying out the provisions of the Plan of Dissolution. There is a risk that the liquidation basis of accounting may result in write-downs of certain of our assets to values substantially less than their carrying amounts, and may require that certain of our liabilities be increased or recorded to reflect the anticipated effects of the liquidation. Whether we are required to file financial statements using a liquidation basis of accounting with the SEC will depend, assuming the Plan of Dissolution is approved by stockholders, on the timeline of the Dissolution.

For as long as appropriate, we intend to continue to use the going-concern basis of accounting. Under the going-concern basis, assets and liabilities are expected to be realized in the normal course of business. However, long-lived assets to be sold should be reported at the lower of carrying amount or estimated fair value less cost to sell. For long-lived assets to be held and used, when a change in circumstances occurs, our management must assess whether we can recover the carrying amounts of our long-lived assets. If our management determines that, based on all available information, we cannot recover those carrying amounts, an impairment of value of our long-lived assets will be deemed to have occurred and the assets written down to their estimated fair value.

CORPORATE GOVERNANCE STANDARDS AND DIRECTOR INDEPENDENCE

We are committed to good corporate governance practices. These practices provide an important framework within which our Board of Directors and management pursue our strategic objectives for the benefit of our stockholders.

Corporate Governance Guidelines

Our Board of Directors has adopted Corporate Governance Guidelines that set forth expectations for directors, director independence standards, Board committee structure and functions, and other policies for the governance of the company. Our Corporate Governance Guidelines are available on the investor relations section of our website at https://ir.thirdharmonicbio.com/governance/documents-and-charters.

Board Composition and Leadership Structure

Our Corporate Governance Guidelines provide that our Board of Directors shall be free, in accordance with our Amended and Restated Bylaws, to choose its Chairperson in any way that it considers in the best interests of our company, and that the Nominating and Governance Committee shall periodically consider the leadership structure of our Board of Directors and make such recommendations to the Board of Directors with respect thereto as the Nominating and Governance Committee deems appropriate. Our Corporate Governance Guidelines also provide that, when the positions of Chairperson and Chief Executive Officer are held by the same person, the independent directors will designate a “lead independent director.” In cases in which the Chairperson and Chief Executive Officer are the same person, the Chairperson schedules and sets the agenda for meetings of the Board of Directors in consultation with the lead independent director, and the Chairperson, or if the Chairperson is not present, the lead independent director, chairs such meetings. In addition, the responsibilities of the lead independent director include: presiding over executive sessions of independent directors; serving as a liaison between the Chairperson and the independent directors; being available, under appropriate circumstances, for consultation and direct communication with stockholders; and performing such other functions and responsibilities as requested by the Board of Directors from time to time.

The positions of Chief Executive Officer and Chairperson of our Board of Directors are held by two different individuals (Natalie Holles and Mark Iwicki, respectively). This structure allows our Chief Executive Officer to focus on our day-to-day business while our Chairperson leads our Board of Directors in its fundamental role of providing advice to and independent oversight of management. Our Board of Directors believes such separation is appropriate, as it enhances the accountability of the Chief Executive Officer to the Board of Directors and strengthens the independence of the Board of Directors from management. Any changes to the leadership structure of our Board of Directors, if made, will be promptly disclosed on the investor relations section of our website and in our proxy materials. Our Board of Directors, in its sole discretion, may seek input from our stockholders on the leadership structure of the Board of Directors.

Additionally, the Chairperson, along with other members Board of Directors, is responsible for discharging the Board of Directors’ risk oversight responsibility (as further described below) and reviews and provides feedback on risk management to the management team, including Ms. Holles, as well as feedback on the design and structure of the Board.

Board’s Role in Risk Oversight

Our Board of Directors believes that open communication between management of the Company and the Board of Directors is essential for effective risk management and oversight. Our Board of Directors meets with our Chief Executive Officer and other members of the senior management team at quarterly Board of Director meetings, where, among other topics, they discuss strategy and risks in the context of reports from the management team and evaluate the risks inherent in significant transactions. While our Board of Directors is ultimately responsible for risk oversight, our Board committees assist the Board of Directors in fulfilling its oversight responsibilities in certain areas of risk. The Audit Committee assists our Board of Directors in fulfilling its oversight responsibilities with respect to risk management in the areas of internal control over financial reporting, disclosure controls and procedures, and cybersecurity. The Compensation Committee assists our Board of Directors in assessing risks created by the incentives inherent in our compensation policies. The Nominating and Governance Committee assists our Board of Directors in fulfilling its oversight responsibilities with respect to the management of corporate, legal and regulatory risk.

Cybersecurity Risk Oversight

Securing the information of participants in our studies, medical professionals, employees, service providers, and other third parties is important to us. We have adopted physical, technological, and administrative controls on data security, and we continue to mature our procedures and technologies for data incident detection, containment, response, and remediation. While everyone at our Company plays a part in managing these risks, oversight responsibility is shared by our Board of Directors, our Audit Committee, and management. Our IT management team is responsible for our cybersecurity program that assesses and manages cybersecurity risk. Specifically, the Director, IT Infrastructure & Cybersecurity is responsible for the prevention, mitigation, detection, and remediation of cybersecurity incidents. The Director, IT Infrastructure & Cybersecurity monitors cybersecurity incidents by working closely with expert technology and security partners, and then formally reports his findings to the Audit Committee at least twice annually or more frequently as needed.

The Company has processes in place to identify, assess and monitor material risks from cybersecurity threats, which are part of the Company’s overall enterprise risk management process and have been embedded in the Company’s operating procedures, internal controls and information systems. Information relating to cybersecurity and information security is contained in the section entitled “Cybersecurity” in our 2024 Annual Report.

Director Independence

Our common stock is listed on the Nasdaq Global Market. Under the rules of the Nasdaq Stock Market, independent directors must constitute a majority of a listed company’s Board of Directors. In addition, the rules of the Nasdaq Stock Market require that, subject to specified exceptions, each member of a listed company’s Audit, Compensation and Nominating and Governance Committees must be an “independent director.” Under the rules of the Nasdaq Stock Market, a director will only qualify as an “independent director” if, in the opinion of that company’s Board of Directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Additionally, Compensation Committee members must not have a relationship with the listed company that is material to the director’s ability to be independent from management in connection with the duties of a Compensation Committee member.

Audit Committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act. In order to be considered independent for purposes of Rule 10A-3, a member of an Audit Committee of a listed company may not, other than in his or her capacity as a member of the Audit Committee, the Board of Directors or any other Board committee: (i) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries or (ii) be an affiliated person of the listed company or any of its subsidiaries.

Our Board of Directors has undertaken a review of the independence of each director and considered whether each director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. As a result of this review, our Board of Directors determined that all of our directors, except for Natalie Holles, are “independent directors” as defined under the applicable rules and regulations of the SEC and the listing requirements and rules of the Nasdaq Stock Market. In making these determinations, our Board of Directors reviewed and discussed information provided by the directors and us with regard to each directors’ business and personal activities and relationships as they may relate to us and our management, including the beneficial ownership of our capital stock by each non-employee director and any affiliates.

Diversity and Inclusion

In appointing and nominating directors, our Board of Directors considers criteria such as independence, integrity, diversity (including with respect to race, ethnicity, gender and sexuality), geography, financial skills and other expertise, breadth of experience, knowledge about our business and industry, willingness and ability to devote adequate time and effort to our Board of Directors, ability to contribute to our Board of Directors’ overall effectiveness, and the needs of our Board of Directors and its committees. While we have not adopted a specific policy regarding Board diversity, we value diversity on a company-wide basis.

Committees of Our Board of Directors

Our Board of Directors has established an Audit Committee, a Compensation Committee, and a Nominating and Governance Committee each of which has the composition and responsibilities described below. Members serve on these committees until their resignation or until otherwise determined by our Board of Directors. Each of these committees has a written charter, copies of which are available on the investor relations section of our website at https://ir.thirdharmonicbio.com/governance/documents-and-charters.

Audit Committee

Our Audit Committee is composed of Geoff McDonough M.D., Dr. H. Martin Seidel, Ph.D., and Mr. Thomas M. Soloway. Mr. Soloway is the Chair of our Audit Committee. The composition of our Audit Committee meets the requirements for independence under the current Nasdaq Stock Market and SEC rules and regulations. Each member of our Audit Committee is financially literate. In addition, each of Mr. Soloway and Dr. McDonough qualifies as an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K promulgated under the Securities Act. Our Audit Committee is directly responsible for, among other things:

•
selecting and hiring our independent registered public accounting firm;
•
the qualifications, independence and performance of our independent auditors;
•
the preparation of the audit committee report to be included in our annual proxy statement;
•
our compliance with legal and regulatory requirements;
•
overseeing our cybersecurity risk management program;
•
assisting the board of directors with risk assessment and management
•
our accounting and financial reporting processes, including our financial statement audits and the integrity of our financial statements; and
•
reviewing and approving related-person transactions.

Compensation Committee

Our Compensation Committee is composed of Dr. David P. Bonita, M.D., Mr. Michael Gladstone, and Mr. Mark Iwicki. Mr. Iwicki is the Chair of our Compensation Committee. The composition of our Compensation Committee meets the requirements for independence under the current Nasdaq Stock Market and SEC rules and regulations. Our Compensation Committee is responsible for, among other things:

•
evaluating, recommending, approving and reviewing executive officer compensation arrangements, plans, policies and programs;
•
evaluating and recommending non-employee director compensation arrangements for determination by our Board of Directors;
•
administering our cash-based and equity-based compensation plans; and
•
overseeing our compliance with regulatory requirements associated with the compensation of directors, officers and employees.

The Compensation Committee has the sole authority and responsibility, subject to any approval by the Board of Directors which the Compensation Committee or legal counsel determines to be desirable or required by applicable law or the Nasdaq rules, to determine all aspects of executive compensation packages for the Chief Executive

Officer and other executive officers. The Compensation Committee also makes recommendations to our Board of Directors regarding the form and amount of compensation of non-employee directors. The Compensation Committee may take into account the recommendations of the Chief Executive Officer with respect to compensation of the other executive officers, and the recommendations of the Board of Directors or any member of the Board of Directors with respect to compensation of the Chief Executive Officer and other executive officers.

The Compensation Committee engages an independent executive compensation consulting firm to assist it in evaluating our executive and director compensation programs and practices and to provide advice and ongoing assistance on these matters. For 2024, the Compensation Committee engaged Compensia, Inc., or Compensia, as its compensation consultant from January 2024 to June 2024 and then hired Alpine Rewards LLC, or Alpine Rewards, to serve as its independent consultant to advise on executive compensation matters. Specifically, Compensia and Alpine Rewards were engaged to:

•
provide compensation-related data for a peer group of companies to serve as a basis for assessing competitive compensation practices;
•
review and assess our current Board of Directors, Chief Executive Officer and other executive officer compensation policies and practices and equity profile, relative to market practices;
•
review and assess our current executive compensation program relative to market to identify any potential changes or enhancements to be brought to the attention of the Compensation Committee; and
•
review market practices regarding base salary, bonus and equity programs.

Representatives of Compensia and Alpine Rewards met informally with the Chair of the Compensation Committee and attended the regular meetings of the Compensation Committee, including executive sessions from time to time without any members of management present. During the fiscal year ended December 31, 2024, Compensia and Alpine Rewards worked directly with the Compensation Committee (and not on behalf of management) to assist the committee in satisfying its responsibilities and undertook no projects for management without the committee’s prior approval. Our Compensation Committee has assessed the independence of Compensia and Alpine Rewards consistent with Nasdaq listing standards and has concluded that the engagement of Compensia and Alpine Rewards has not raised any conflicts of interest.

Nominating and Governance Committee

Our Nominating and Governance Committee is composed of Dr. Seidel, Dr. McDonough, and Mr. Soloway. Dr. Seidel is the Chair of our Nominating and Governance Committee. Our Nominating and Governance Committee is responsible for, among other things:

•
identifying, considering and recommending candidates for membership on our Board of Directors;
•
overseeing the process of evaluating the performance of our Board of Directors; and
•
advising our Board of Directors on environmental, social and other corporate governance matters.

Codes of Business Conduct and Ethics

Our Board of Directors has adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors, including our Chief Executive Officer, Chief Financial and Business Officer and other executive and senior financial officers. We intend to disclose future amendments to certain provisions of our Code of Business Conduct and Ethics, or waivers of these provisions, on our website or in public filings to the extent required by applicable rules. The full text of our Code of Business Conduct and Ethics is posted on the investor relations section of our website at https://ir.thirdharmonicbio.com/governance/documents-and-charters.

Insider Trading Policies and Procedures

We have adopted an Insider Trading Policy that governs the purchase, sale, and other dispositions of our securities by our directors, officers, employees, and agents (such as consultants and contractors), and by the Company itself, that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations and the listing standards of Nasdaq. A copy of our Insider Trading Policy is filed as Exhibit 19.1 to our 2024 Annual Report.

Anti-hedging

We have adopted an Insider Trading Policy that that applies to all of our employees, contractors, consultants, directors and officers, including our Chief Executive Officer and other executive officers, which prohibits such individuals from engaging in hedging or monetization transactions involving our securities, such as zero cost collars and forward sale contracts, or contributing our securities to exchange funds in a manner that could be interpreted as hedging in our stock.

Compensation Recovery Policy

Our Board of Directors determined that it is in the Company’s best interests to ensure that all performance-based cash compensation and equity awards reflect actual performance. Consistent with such determination, our Board of Directors has adopted a Compensation Recovery Policy, effective June 6, 2023, in accordance with Rule 10D-1 of the Exchange Act and the Nasdaq Stock Market listing standards, or the Compensation Recovery Policy.

Our Compensation Recovery Policy is administered by our Compensation Committee and enables the Company to recover from specified current and former Company’s executives certain incentive-based compensation in the event of an accounting restatement resulting from material noncompliance with any financial reporting requirements under the federal securities laws. Our Compensation Recovery Policy covers current and former executive officers, including all officers for purposes of Section 16 of the Exchange Act and applies to their incentive-based cash compensation, that is granted, earned or vested based wholly or in part on the attainment of any Company financial reporting measure.

If the Company is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws, including any required accounting restatement to correct an error in previously issued financial statements that is material to the previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period, the Compensation Committee shall require any executive officer covered by our Compensation Recovery Policy to reimburse or forfeit to the Company the amount of incentive-based compensation received by such executive officer based on the financial statements prior to the restatement that exceeds the amount such executive officer would have received had the incentive-based compensation been determined based on the financial restatement. The Compensation Committee will not consider the executive officer’s responsibility or fault or lack thereof in enforcing our Compensation Recovery Policy to recoup the amount described above.

Timing of Grants of Certain Equity Awards

We generally grant equity awards on an annual basis and may grant equity awards on a discretionary basis in connection with certain events such as the commencement of employment or promotion (which new hire grants are typically made on the 15th of the month following the month of hire). Currently we grant stock options and we do not have a formal policy regarding the timing of the grant of options in relation to our disclosure of material nonpublic information, however our Compensation Committee does not grant option awards in anticipation of the release of material nonpublic information, and we do not time the release of material nonpublic information for the purpose of affecting the value of executive compensation.

As required by Item 402(x) of Regulation S-K under the Exchange Act, the table below presents information regarding stock options issued to our named executive officers in fiscal year 2024 during the period beginning four business days before and ending one business day after the filing of a Current Report on Form 8-K disclosing the appointment of Mr. Murphy as our Chief Financial and Business Officer.

Name	Grant Date	Number of Securities Underlying the Award	Exercise Price of the Award ($)	Grante Date Fair Value of the Award ($)

Percentage change in the closing market price of the securities underlying the award between the trading day ending immediately prior to the disclosure of material nonpublic information and the trading day beginning immediately following the disclosure of material nonpublic information (%)

Natalie Holles	1/5/2024	396,000	$10.89	4,312,440	1.9%
Chief Executive Officer
Christopher Murphy	1/5/2024	410,000	$10.89	4,464,900	1.9%
Chief Financial and Business Officer

Compensation Committee Interlocks and Insider Participation

During 2024, Dr. Bonita, Mr. Gladstone and Mr. Iwicki served on our Compensation Committee. None of our current executive officers has served as a member of the Board of Directors, or as a member of the Compensation or similar committee, of any entity that has one or more executive officers who served on our Board of Directors or Compensation Committee during the fiscal year ended December 31, 2024.

Board and Committee Meetings and Attendance

The Board of Directors and its committees meet regularly throughout the year and also hold special meetings and act by written consent from time to time. During 2024, the Board of Directors held four meetings including telephonic meetings; the Audit Committee held four meetings; and the Compensation Committee held five meetings; and the Nominating and Governance Committee held 5 meetings. During 2024, none of the incumbent directors attended fewer than 75% of the aggregate of the total number of meetings held by the Board of Directors during his or her tenure and the total number of meetings held by all committees of the Board of Directors on which such director served during his or her tenure. The independent members of the Board of Directors also meet separately without management directors on a regular basis to discuss such matters as the independent directors consider appropriate.

Board Attendance at Annual Stockholders’ Meeting

We invite and encourage each member of our Board of Directors to attend our annual meetings of stockholders. We do not have a formal policy regarding attendance of our annual meetings of stockholders by the members of our Board of Directors. Seven out of eight of our then-current directors attended the 2024 annual meeting of stockholders.

Communication with Directors

Stockholders and interested parties who wish to communicate with our Board of Directors, non-management members of our Board of Directors as a group, a committee of the Board of Directors or a specific member of our Board of Directors (including our Chairperson) may do so by letters addressed to:

Third Harmonic Bio, Inc.

c/o Corporate Secretary

1700 Montgomery Street, Suite 210

San Francisco, California 94111

All communications by letter addressed to the attention of our Corporate Secretary will be reviewed by the Corporate Secretary and provided to the members of the Board of Directors unless such communications are unsolicited items, sales materials and other routine items and items unrelated to the duties and responsibilities of the Board of Directors.

Considerations in Evaluating Director Nominees

The Nominating and Governance Committee is responsible for identifying, considering and recommending candidates to the Board of Directors for Board membership. A variety of methods are used to identify and evaluate director nominees, with the goal of maintaining and further developing a diverse, experienced and highly qualified Board of Directors. Candidates may come to our attention through current members of our Board of Directors, professional search firms, stockholders or other persons.

The Nominating and Governance Committee will recommend to the Board of Directors for selection all nominees to be proposed by the Board of Directors for election by the stockholders, including approval or recommendation of a slate of director nominees to be proposed by the Board of Directors for election at each annual meeting of stockholders, and will recommend all director nominees to be appointed by the Board of Directors to fill interim director vacancies.

Our Board of Directors encourages selection of directors who will contribute to the company’s overall corporate goals. The Nominating and Governance Committee may from time to time review and recommend to the Board of Directors the desired qualifications, expertise and characteristics of directors, including such factors as business experience, diversity and personal skills in life sciences and biotechnology, finance, marketing, financial reporting and other areas that are expected to contribute to an effective Board of Directors. Exceptional candidates who do not meet all of these criteria may still be considered. In evaluating potential candidates for the Board of Directors, the Nominating and Governance Committee considers these factors in the light of the specific needs of the Board of Directors at that time.

In addition, under our Corporate Governance Guidelines, a director is expected to spend the time and effort necessary to properly discharge such director’s responsibilities. Accordingly, a director is expected to regularly attend meetings of the Board of Directors and committees on which such director sits, and to review prior to meetings material distributed in advance for such meetings. Thus, the number of other public company boards and other boards (or comparable governing bodies) on which a prospective nominee is a member, as well as his or her other professional responsibilities, will be considered. Also, under our Corporate Governance Guidelines, there are no limits on the number of three-year terms that may be served by a director. However, in connection with evaluating recommendations for nomination for reelection, the Nominating and Governance Committee considers director tenure.

Stockholder Recommendations for Nominations to the Board of Directors

The Nominating and Governance Committee will consider properly submitted stockholder recommendations for candidates for our Board of Directors who meet the minimum qualifications as described above. The Nominating and Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder.

A stockholder of record can nominate a candidate for election to the Board of Directors by complying with the procedures in Article I, Section 1.12 of our Amended and Restated Bylaws. Any eligible stockholder who wishes to submit a nomination should review the requirements in the Amended and Restated Bylaws on nominations by stockholders. Any nomination should be sent in writing to our Corporate Secretary, Third Harmonic Bio, Inc., 1700 Montgomery Street, Suite 210, San Francisco, California 94111. Submissions must include the full name of the proposed nominee, complete biographical information, a description of the proposed nominee’s qualifications as a director, other information regarding the nominee and proposing stockholder as specified in our Amended and Restated Bylaws, and certain representations regarding the nomination. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected. These candidates are evaluated at meetings of the Nominating and Governance Committee and may be considered at any point during the year. If any materials are provided by a stockholder in connection with the recommendation of a director candidate, such materials are forwarded to the Nominating and Governance Committee.

Additional information regarding the process for properly submitting stockholder nominations for candidates for membership on our Board of Directors is set forth below under “Stockholder Proposals to Be Presented at Next Annual Meeting.” In addition to satisfying the foregoing requirements under the Amended and Restated Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees for the 2026 Annual Meeting of Stockholders must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.

Director Commitments

Our Board of Directors believes that all members of the Board of Directors should devote sufficient time and attention to carrying out their duties and to otherwise fulfill the responsibilities required of directors. In assessing whether directors and nominees for director have sufficient time and attention to devote to the responsibilities required of directors, our Nominating and Governance Committee and our Board of Directors consider, among other things, whether directors may be “overboarded,” which refers to the situation where a director serves on an excess number of boards. Our Corporate Governance Guidelines state that each director should inform our Nominating and Corporate Governance Committee of any other public company boards on which a director serves, including board committees. Our Nominating and Governance Committee and our Board of Directors will consider outside service when reviewing the composition of our Board of Directors and committee composition.

Our Board of Directors believes that each of our directors, including each of our director nominees, has demonstrated the ability to devote sufficient time and attention to board duties and to otherwise fulfill the responsibilities required of directors.

PROPOSAL NO. 1

ELECTION OF CLASS III DIRECTORS

Our Board of Directors is divided into three classes. Each class serves for three years, with the terms of office of the respective classes expiring in successive years. Directors and director nominees in Class III will stand for election at this meeting. The terms of office of directors in Class I and Class II do not expire until the annual meetings of stockholders to be held in 2026 and 2027, respectively. However, if the Dissolution Proposal is approved, and the Company is wound up in accordance with the Plan of Dissolution, the Company may not hold future annual meetings following the Annual Meeting and there may be no further election of directors of the Company following the Annual Meeting. Our Nominating and Governance Committee recommended to our Board of Directors, and our Board of Directors nominated Thomas M. Soloway, David Bonita, M.D., and Geoff McDonough, M.D., each an incumbent Class III director, for election as Class III directors at the Annual Meeting. At the recommendation of our Nominating and Governance Committee, our Board of Directors proposes that each of the Class III nominees be elected as a Class III director for a three-year term expiring at the annual meeting of stockholders to be held in 2028 and until such director’s successor is duly elected and qualified or until such director’s earlier resignation or removal.

Each director will be elected by a plurality of the votes present online at the virtual Annual Meeting or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the three individuals nominated for election to the Board of Directors at the Annual Meeting receiving the highest number of “FOR” votes will be elected. You may either vote “FOR” one or more of the nominees or “WITHHOLD” your vote with respect to one or more of the nominees. A “WITHHOLD” vote will have the same effect as an abstention. Shares represented by proxies will be voted “FOR” the election of each of the Class III nominees, unless the proxy is marked to withhold authority to so vote. You may not cumulate votes in the election of directors. If any nominee for any reason is unable to serve, the proxies may be voted for such substitute nominee as the proxy holders, who are officers of our company, might determine. Each nominee has consented to being named in this proxy statement and to serve if elected. Proxies may not be voted for more than three directors.

Nominees to the Board of Directors

The nominees and their ages as of March 31, 2025 are provided in the table below. Additional biographical information for each nominee is set forth in the text below the table.

	Age	Class
Thomas M. Soloway(1)(2)	58	Class III Director
David Bonita, M.D.(3)	49	Class III Director
Geoff McDonough, M.D.(1)(2)	54	Class III Director

(1)
Member of our Audit Committee
(2)
Member of our Nominating and Governance Committee
(3)
Member of our Compensation Committee

Thomas M. Soloway has served as a member of our Board of Directors since July 2022. Since December 2020, Mr. Soloway has served as the President and Chief Executive Officer and as a member of the board of directors of T-Knife Therapeutics, Inc. From September 2015 to September 2020, Mr. Soloway held positions of increasing responsibility at Audentes Therapeutics, Inc., ultimately serving as Executive Vice President, Chief Operating Officer. From January 2014 to September 2015, Mr. Soloway served as Senior Vice President, Chief Financial Officer of Ascendis Pharma A/S, or Ascendis, a biopharmaceutical company focused on endocrinology and rare diseases. Prior to Ascendis, Mr. Soloway co-founded Transcept Pharmaceuticals, Inc., or Transcept, in 2002, where he held positions of increasing responsibility, serving initially as Senior Vice President, Operations and Chief Financial Officer and subsequently as Executive Vice President, Chief Operating Officer until December 2013. Prior to Transcept, Mr. Soloway was a Principal at Montreux Equity Partners, a venture capital firm focused on providing growth capital for early-stage healthcare and life sciences companies. Mr. Soloway holds a B.S. in Entrepreneurial

Studies from the University of Southern California and an M.B.A. from Georgetown University. We believe that Mr. Soloway is qualified to serve on our Board of Directors based on his over 25 years of experience in the life sciences industry, with senior roles in strategy, operations, corporate finance and venture capital.

David P. Bonita, M.D., has served as a member of our Board of Directors since July 2020. Dr. Bonita is currently a member at OrbiMed Advisors LLC, an investment firm, where he has served in various roles of increasing responsibility since June 2004. Dr. Bonita currently serves on the boards of directors of Acutus Medical, Inc., Ikena Oncology, Inc., Prelude Therapeutics, Inc., and Repare Therapeutics Inc., as well as several private companies. Dr. Bonita previously served on the boards of directors of several companies, including IMARA Inc. and Tricida, Inc. Dr. Bonita has also worked as a corporate finance analyst in the healthcare investment banking groups of Morgan Stanley and UBS. He received his A.B. in Biological Sciences from Harvard University and his joint M.D./M.B.A. from Columbia University. We believe Dr. Bonita is qualified to serve on our Board of Directors because of his operational and business development experience.

Geoff McDonough, M.D. has served as a member of our Board of Directors since March 2024. Dr. McDonough currently serves as the President and Chief Executive Officer of Generation Bio Co., a biotechnology company, since October 2017. Previously, Dr. McDonough served as President and Chief Executive Officer of Swedish Orphan Biovitrum AB, or Sobi, a biopharmaceutical company, from August 2011 until May 2017. Dr. McDonough previously served on the boards of directors of Surface Oncology, Inc., a biotechnology company, from February 2018 until March 2022, Zafgen, Inc., a biopharmaceutical company, from September 2015 until May 2020 and PTC Therapeutics, Inc., a biopharmaceutical company, from September 2012 until September 2017. Dr. McDonough earned his Bachelor of Science in biology and his Bachelor of Arts in philosophy, both summa cum laude, from University of North Carolina at Chapel Hill. Dr. McDonough earned his M.D. at Harvard Medical School and completed his residency training in internal medicine and pediatrics at Massachusetts General Hospital and Boston Children’s Hospital. We believe that Dr. McDonough’s extensive leadership experience in the life sciences industry qualify him to serve as a member of our Board of Directors.

Continuing Directors

The directors who are serving for terms that end following the Annual Meeting and their ages as of March 31, 2025 are provided in the table below. Additional biographical information for each nominee is set forth in the text below the table.

Name	Age	Class
Mark Iwicki(1)	58	Class I Director
Natalie Holles	52	Class I Director
Michael Gladstone(1)	38	Class II Director
H. Martin Seidel, Ph.D.(2)(3)	60	Class II Director

(1)
Member of our Compensation Committee
(2)
Member of our Audit Committee
(3)
Member of our Nominating and Governance Committee

Mark Iwicki has served as Chairperson of our Board of Directors since May 2020. Mr. Iwicki has served as the Chief Executive Officer of Inhibikase Therapeutics, Inc. since February 2025. Mr. Iwicki previously served as the Chief Executive Officer of Kala Pharmaceuticals from March 2015 to February 2025. Prior to joining Kala Pharmaceuticals, Mr. Iwicki served as President and Chief Executive Officer of Civitas Therapeutics, Inc., or Civitas from January 2014 to November 2014. Prior to Civitas, Mr. Iwicki served as President and Chief Executive Officer at Tarveda Therapeutics, Inc. (formerly known as Blend Therapeutics, Inc., or Blend) from December 2012 to January 2014. Prior to Blend, Mr. Iwicki was President and Chief Executive Officer of Sunovion Pharmaceuticals Inc., or Sunovion (formerly known as Sepracor Inc.) from October 2007 to June 2012. Prior to joining Sunovion, Mr. Iwicki was Vice President and Business Unit Head at Novartis Pharmaceuticals Corporation from March 1998 to October 2007. Prior to that, Mr. Iwicki held sales positions at Astra Merck Inc. and Merck & Co., Inc. In addition to serving on our Board of Directors, Mr. Iwicki also currently serves on the boards of Merus N.V., Pulmatrix Inc., Akero Therapeutics, Inc., Aerovate Therapeutics, Inc., Q32 Bio, Ihibikase and Kala Pharmaceuticals (where he serves as chairman). In the past five years, Mr. Iwicki also served on the Aimmune Therapeutics, Inc. board of directors. Mr. Iwicki holds a B.S. in marketing from Ball State University and an M.B.A. from Loyola University Maryland. We believe that Mr. Iwicki is qualified to serve on our Board of Directors because of his extensive experience as a pharmaceutical industry leader managing all stages of drug development and commercialization in multiple therapeutic areas.

Natalie Holles has served as our Chief Executive Officer and a member of our Board of Directors since August 2021. Prior to joining us, Ms. Holles worked at Audentes Therapeutics, Inc., or Audentes, serving as President and Chief Executive Officer from January 2020 through March 2021, President and Chief Operating Officer from May 2018 to January 2020 and Senior Vice President, Chief Operating Officer from August 2015 to May 2018. Previously, Ms. Holles served as Senior Vice President, Corporate Development at Hyperion Therapeutics, Inc., from June 2013 through its acquisition by Horizon Pharma, plc in May 2015. Prior to that, Ms. Holles provided executive-level strategy and business development advisory services to a number of privately held biopharmaceutical companies. Earlier in her career, Ms. Holles served as the Vice President, Business Development at KAI Pharmaceuticals, Inc., which was acquired by Amgen, Inc. in 2012, and previously held corporate development and commercial roles at InterMune, Inc. (acquired by the Roche Group in 2014) and Genentech, Inc. Ms. Holles holds an A.B. in human biology from Stanford University and an M.A. in molecular, cellular, and developmental biology from the University of Colorado, Boulder, where she was a Howard Hughes Medical Institute predoctoral fellow. We believe Ms. Holles is qualified to serve on our Board of Directors because of her operational leadership and business development experience.

Michael Gladstone has served as a member of our Board of Directors since April 2019. Mr. Gladstone previously served as our Chief Executive Officer from June 2019 through August 2021. He is a partner at Atlas Venture. Prior to joining Atlas in March 2012, Mr. Gladstone worked at L.E.K. Consulting from December 2009 through March 2012, and previously, he conducted HIV vaccine research in the Viral Pathogenesis department of Beth Israel Deaconess Medical Center. Mr. Gladstone currently serves on the board of directors of Day One Biopharmaceuticals, Inc., Diagonal Therapeutics, Inc., Pheon Therapeutics Inc. and Aiolos Bio, Inc. Mr. Gladstone was previously a board director for Versanis Bio Inc. (acquired by Eli Lilly and Company), and a board observer for Akero Therapeutics, Inc., AvroBio, Inc., Delinia Inc. (acquired by Celgene), Replimune Group Inc., and Xilio Therapeutics, Inc. Mr. Gladstone holds an B.S. in biochemical sciences from Harvard University. We believe Mr. Gladstone is qualified to serve on our board of directors because of his extensive experience in the field of biotechnology.

H. Martin Seidel, Ph.D. has served as a member of our Board of Directors since July 2019. Dr. Seidel has served as Chief Executive Officer of IFM Therapeutics, LLC or IFM Therapeutics, since December 2019, after serving as Executive Vice President of Research and Development since June 2017. Prior to IFM Therapeutics, Dr. Seidel served as Global Head of Strategic Alliances for the Novartis Institutes for Biomedical Research, or NIBR, from March 2014 through June 2017. Prior to that, Dr. Seidel held positions of increasing responsibility at NIBR’s Genomics Institute of the Novartis Research Foundation from 2003 through 2014, ultimately serving as Institute Director and Site Head from 2010 to 2014. Dr. Seidel received his A.B. in chemistry from Princeton University and his Ph.D. from Harvard University. We believe Dr. Seidel is qualified to serve on our Board of Directors because of his extensive research and operational experience.

Family Relationships

There are no familial relationships among any of our directors and executive officers.

Non-Employee Director Compensation

Our Board of Directors has adopted the following compensation program for our non-employee directors.

•
Cash Compensation. The program provides an annual cash retainer of $40,000 to each non-employee director. Additionally, the Chairperson of our Board of Directors receives an additional annual payment of

$30,000; the Chair of our Audit, Compensation and Nominating and Governance Committees receive an additional annual payment of $15,000, $10,000, and $8,000, respectively; and the members of our Audit, Compensation and Nominating and Governance Committees receive an additional annual payment of $7,500, $5,000, and $4,000 respectively. The cash retainers are payable quarterly in arrears.
•
Equity Compensation. Each new non-employee director who joins our Board of Directors will receive an initial option grant to acquire 40,000 shares of our common stock, which will vest as to 1/36th of the total shares on each monthly anniversary of the grant date, subject to the non-employee director’s continued service on each such date. On the date of each annual meeting of stockholders, each non-employee director who continues to serve on our Board of Directors immediately following such meeting will receive an option grant to acquire 20,000 shares of our common stock, which will vest in full on the earlier of (i) the one-year anniversary of the grant date and (ii) the date of the next annual shareholder meeting, in each case subject to the non-employee director’s continued service on such date. Pursuant to our 2022 Equity Incentive Plan (the “2022 Plan”), all outstanding options held by our non-employee directors will accelerate in the event of a Corporate Transaction (as defined in the 2022 Plan), which includes the Dissolution.

Non-employee directors are also reimbursed for reasonable expenses incurred in serving as a director, including travel expenses for attending meetings of our Board of Directors.

The following table sets forth the compensation awarded to and earned by or paid to our non-employee directors for services provided during the year ended December 31, 2024. Ms. Holles, our Chief Executive Officer, received no compensation for her service as a director during 2024.

Name	Fees Earned or Paid in Cash ($)	Option Awards(1) ($)	Total ($)
David Bonita, M.D.	45,000	200,144	245,144
Geoff McDonough, M.D.	36,212	415,765	451,977
Martin Seidel, Ph.D.	53,762	200,144	253,906
Michael Gladstone	45,000	200,144	245,144
Mark Iwicki	80,000	200,144	280,144
Thomas M. Soloway	59,000	200,144	259,144

(1)
The amounts reported in this column represent the aggregate grant date fair value of the stock options granted to our non-employee directors during the year ended December 31, 2024, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification (FASB ASC) Topic 718. The assumptions used in calculating the aggregate grant date fair value of the stock options reported in the Option Awards column are set forth in Note 2 to our financial statements included in our 2024 Annual Report. The amounts reported in this column reflect the accounting cost for these stock options, and do not correspond to the actual economic value that may be received by our directors from the stock options. For information regarding the number of stock options held by each non-employee director as of December 31, 2024, see the table below.

Name	Option Awards
David Bonita, M.D.	49,917
Geoff McDonough, M.D.	60,000
Martin Seidel, Ph.D.	59,423
Michael Gladstone	49,917
Mark Iwicki	89,629
Thomas M. Soloway	126,499

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINATED CLASS II DIRECTORS.

PROPOSAL NO. 2
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has selected Deloitte & Touche LLP as our principal independent registered public accounting firm to perform the audit of our financial statements for the fiscal year ending December 31, 2025. Deloitte & Touche LLP audited our financial statements for the fiscal years ended December 31, 2024 and 2023. We expect that representatives of Deloitte & Touche LLP will be present at the Annual Meeting, will be able to make a statement if they so desire and will be available to respond to appropriate questions.

At the Annual Meeting, the stockholders are being asked to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025. Our Audit Committee is submitting the selection of Deloitte & Touche LLP to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. If this proposal does not receive the affirmative approval of a majority of the votes cast on the proposal, the Audit Committee would reconsider the appointment. Notwithstanding its selection and even if our stockholders ratify the selection, our Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in our best interests and the interests of our stockholders.

The following table presents fees for professional audit services rendered by Deloitte & Touche LLP for the audit of our annual financial statements for the years ended December 31, 2024 and 2023.

Principal Accountant Fees and Services

Fees Billed	Fiscal Year 2024	Fiscal Year 2023
Audit fees(1)	$806,913	$705,301
Audit-related fees(2)	—	—
Tax fees(3)	—	—
Total fees	$806,913	$705,301

(1)
“Audit fees” include fees for professional services provided by Deloitte & Touche LLP in connection with the audit of our financial statements on Form 10-K, review of our interim financial statements included in our quarterly reports on Form 10-Q, and related services that are typically provided in connection with registration statement filings with the Securities and Exchange Commission, including the issuance of consents and comfort letters.
(2)
“Audit-related fees” include fees billed for other assurance and related services rendered during the respective year.
(3)
“Tax fees” include fees for tax compliance and advice. Tax advice fees encompass a variety of permissible services, including technical tax advice related to federal and state income tax matters, assistance with sales tax, and assistance with tax audits.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Our Audit Committee generally pre-approves all audit and permissible non-audit services provided by the independent registered public accounting firm. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. Our Audit Committee may also pre-approve particular services on a case-by-case basis. All of the services relating to the fees described in the table above were approved by our Audit Committee.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL NO. 2.

REPORT OF THE AUDIT COMMITTEE

The information contained in the following report of the Audit Committee is not considered to be “soliciting material,” “filed” or incorporated by reference in any past or future filing by us under the Exchange Act, or the Securities Act, unless and only to the extent that we specifically incorporate it by reference.

The Audit Committee has reviewed and discussed with our management and Deloitte & Touche LLP our audited financial statements as of and for the year ended December 31, 2024. The Audit Committee has also discussed with Deloitte & Touche LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (United States) and the U.S. Securities and Exchange Commission.

The Audit Committee has received and reviewed the written disclosures and the letter from Deloitte & Touche LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with Deloitte & Touche LLP its independence.

Based on the review and discussions referred to above, the Audit Committee recommended to our Board of Directors that the audited financial statements as of and for the year ended December 31, 2024 be included in our Annual Report on Form 10-K for the year ended December 31, 2024 for filing with the U.S. Securities and Exchange Commission.

Submitted by the Audit Committee

Thomas M. Soloway, Chair

H. Martin Seidel, Ph.D.

Geoff McDonough, M.D.

PROPOSAL NO. 3:

 APPROVAL OF THE DISSOLUTION AND THE PLAN OF DISSOLUTION

General

Our Board of Directors is presenting the Dissolution and the Plan of Dissolution for authorization and approval by our stockholders at the Annual Meeting. If obtained, such approval will authorize the Board of Directors to liquidate and dissolve the Company in accordance with the Plan of Dissolution. The Board of Directors has determined that the Dissolution is advisable and in the best interests of the Company and our stockholders, and the Plan of Dissolution was unanimously approved by the Board of Directors, subject to stockholder approval, on April 10, 2025. A copy of the Plan of Dissolution is attached as Annex A to this proxy statement. All material features of the Plan of Dissolution are summarized below. We encourage you to read the Plan of Dissolution in its entirety.

Summary of the Plan of Dissolution and Dissolution Process

After the effectiveness of the filing of the Certificate of Dissolution with the Delaware Secretary of State, our activities will be limited to:

•
paying all of our known obligations and liabilities;
•
establishing a contingency reserve, consisting of cash or other assets, that we believe will be adequate for the satisfaction of all potential, contingent or conditional claims and liabilities;
•
making an initial liquidating distribution to our stockholders of record determined as of the Effective Time;
•
attempting to convert, sell or otherwise dispose of all of our remaining non-cash assets, including THB335, for cash or cash equivalents in an orderly fashion;
•
terminating any of our remaining commercial agreements, relationships or outstanding obligations;
•
paying operating and liquidation expenses and satisfying any contingent liabilities as they become due out of funds available in the contingency reserve;
•
distributing pro rata in one or more additional liquidating distributions all of our remaining assets, if any, to our stockholders of record as of the Effective Time;
•
liquidating or dissolving our subsidiary; and
•
completing tax filings.

Delaware law provides that, following the approval of the Plan of Dissolution by our stockholders, the Board of Directors may take such actions as it deems necessary in furtherance of the dissolution of the Company and the winding up of our operations and affairs.

We intend to continue THB335 development activities through the first half of 2025 to maximize the proceeds to shareholders that may be obtained in a potential asset sale. If our stockholders authorize the Dissolution, we currently anticipate that we will file the Certificate of Dissolution with the Secretary of State of the State of Delaware in the third quarter of 2025, after completion of ongoing Phase 2 readiness activities of our THB335 clinical asset.

We cannot predict with certainty the amount of distributions, if any, to our stockholders. However, based on the information currently available to us and if our stockholders approve the Dissolution, we estimate that the total distribution will be in the range between approximately $246.6 million and $259.8 million or approximately $5.13 and $5.42 per share of common stock. These estimates do not include cash that may become available for distribution from the proceeds from any sales of our remaining assets and intellectual property, including but not limited to a sale of THB335.

We intend to make an initial distribution as soon as practicable following the effectiveness of the filing of the Certificate of Dissolution in the range between approximately $246.6 million and $255.4 million or approximately $5.13 and $5.33 per share of common stock; however, we are unable to predict the precise amount or timing of the distribution. The timing and amount of the distribution will depend upon the actual expenses incurred, the timing of the resolution of matters for which we have established the contingency reserve and the amount to be paid in satisfaction of such contingencies.

The distribution will be made to stockholders according to their holdings of common stock as of the Effective Time, which shall be the date on which we close our stock transfer books and discontinue recording transfers of our common stock except for transfers by will, intestate succession or operation of law.

In addition to the satisfaction of liabilities, we have used and anticipate continuing to use cash in the next several months for a number of items, including, but not limited to, the following:

•
ongoing operating expenses up until the effectiveness of the filing of the Certificate of Dissolution, including with respect to our lease agreements;
•
expenses incurred in connection with our insurance coverage, including our directors’ and officer’s insurance;
•
expenses incurred in connection with the Dissolution;
•
severance and related costs;
•
costs relating to the retention of personnel who will be charged with winding up our business following the Dissolution; and
•
other professional, legal, consulting and accounting fees.

We may, at any time, turn our management over to a third party to complete the liquidation of our remaining assets and distribute the proceeds from the sale of assets pursuant to the Plan of Dissolution, including an assignment for the benefit of creditors. This third-party management may also be in the form of a liquidating trust, which, if adopted, would succeed to all of our assets, liabilities and obligations. Our Board of Directors may appoint one or more of our members, our officers, or a third party to act as trustee or trustees of such liquidating trust. If all of our assets are not distributed within three years after the date our dissolution, we expect to transfer our remaining assets to a liquidating trust at such time.

During the liquidation of our assets, we may pay our officers, directors, employees and agents, or any of them, compensation for services rendered in connection with the implementation of the Plan of Dissolution. See “Interests of Directors and Executive Officer in Approval of the Plan of Dissolution.” Such compensation is not expected to be materially different from the compensation that would be paid to an outside party for similar services.

Estimated Distribution to Stockholders

It is our current intention to make an initial distribution to our stockholders of record as of the Effective Time as soon as practicable following the effectiveness of the filing of the Certificate of Dissolution with the Delaware Secretary of State. Prior to such liquidating distribution, under the DGCL, we are required to pay or provide for payment of all of our liabilities and obligations, including contingent liabilities. In determining whether adequate provision is being made for any outstanding liabilities or wind up costs, the Board of Directors may consider a variety of factors. For example, in the case of outstanding disputed or contingent liabilities or potential liabilities, including from governmental authorities, considerations may include the estimated maximum amount of a potential claim, the likelihood that such claim will be resolved in the claimant’s favor or that the contingency will occur, and any mitigating factors including availability of insurance. Further, our ability to make a liquidating distribution could be adversely affected if any unanticipated liabilities or claims arise prior to the anticipated distribution.

Uncertainties as to the amount of liabilities make it impossible to predict precisely the aggregate amount that will ultimately be available for distribution. We will continue to incur claims, liabilities and expenses (including operating costs, salaries, taxes, legal and accounting fees and miscellaneous expenses) following the approval of the Dissolution pursuant to the Plan of Dissolution. These claims, liabilities and expenses, as well as any disputed or contingent liabilities or potential liabilities, will reduce the amount of cash and assets available for ultimate distribution to our stockholders.

Under the DGCL, in the event we fail to create an adequate contingency reserve for payment of our expenses and liabilities, or should such contingency reserve and the assets held by any liquidating trust or trusts be exceeded by the amount ultimately found payable in respect of expenses and liabilities, each stockholder could be held liable for the repayment to creditors, out of the amounts theretofore received by such stockholder from us or from any liquidating trust or trusts, of such stockholder’s pro rata share of such excess.

Based on the information currently available to us, we estimate that the aggregate amount ultimately distributed to our stockholders will be in the range between approximately $5.13 and $5.42 per share. This estimate of the amount that may be available for the distribution assumes, among other things:

•
that there will be no lawsuits filed or claims asserted against us or our officers or directors prior to or following the approval of the Dissolution pursuant to the Plan of Dissolution;
•
a reserve of approximately $4.0 - 7.0 million for all unknown or potential claims and contingencies that could arise after the effectiveness of the filing of the Certificate of Dissolution;
•
that the dissolution and wind up of the Company will be completed within three years of the filing of the Certificate of Dissolution; and
•
that the amount of our anticipated liabilities as of the approval of the Plan of Dissolution will not exceed the estimates contained the table below.

Any one or more of these assumptions may prove to be wrong, which could reduce the amount available to distribute to our stockholders. We do not plan to resolicit stockholder approval for the Dissolution pursuant to the Plan of Dissolution even if the amount ultimately distributed to our stockholders changes significantly from the estimates set forth in this proxy statement.

The following table sets forth the basis for our estimate of the liquidating distribution. The following table is based upon, among other things, the assumptions set forth above and estimates of certain liabilities. If our assumptions or estimates contained therein prove to be incorrect, our stockholders may ultimately receive substantially more or less than the amounts estimated here.

Estimated Liquidating Distribution to Stockholders

(in thousands, except share and per share amounts)

	Low Estimate	High Estimate
Cash, cash equivalents and restricted cash as of March 31, 2025(1) (unaudited)	$272,144	$272,144
Proceeds from the exercise of stock options	$11,299	$10,734
Interest income	$3,056	$3,628
Personnel costs, including severance and retention	($16,462)	($15,677)
Operational spend	($7,187)	($4,767)
Accounting fees, tail insurance coverage, wind-down administration services, and legal fees	($5,835)	($3,640)
Facilities	($3,381)	($2,585)
Contingency reserve(2)	($7,000)	$0
Estimated total cash to distribute to stockholders	$246,634	$259,838
Assumed shares outstanding	48,073	47,938
Estimated total distribution(s) per share	$5.13	$5.42

Estimated initial distribution	$246,634	$255,406
Estimated initial distribution per share	$5.13	$5.33

(4)
Includes restricted cash of $453 thousand for the benefit of the landlords in connection with the Company's leases.
(5)
Any amounts remaining in the contingency reserve shall be distributed to our stockholders by the three-year anniversary of our filing of the Certificate of Dissolution.

The amount of cash ultimately distributed to our stockholders in the distribution depends on the accuracy of our assumptions and estimates. We have attempted to make reasonable estimates and assumptions, however, if any of such estimates or assumptions are inaccurate, the amount we distribute to our stockholders may be substantially less than the amount we currently estimate. See “Risk Factors - The amount we distribute to our stockholders in connection with the Dissolution may be substantially less than the amount we currently estimate if the amounts of our liabilities, other obligations and expenses or claims against us are higher than we currently anticipate or larger contingency reserves are established.”

If our stockholders do not approve the Plan of Dissolution, then we will not proceed with the Dissolution and we will continue our corporate existence and the Board of Directors will continue to explore strategic alternatives to maximize shareholder value.

Background of the Proposed Dissolution and Plan of Dissolution

Until recently, we were a clinical-stage biopharmaceutical company focused on advancing the next wave of medicine for dermal, respiratory, and gastrointestinal inflammatory diseases. In February 2025, we disclosed the results from our Phase 1 single and multiple ascending dose (SAD/MAD) clinical trial of THB335 in healthy volunteers, and announced that we planned to run a broadly defined strategic review process to identify opportunities to maximize shareholder value across all assets within the Company, including the THB335 program, our strong balance sheet, our public corporate entity, and our team. In February 2025, we also announced an immediate restructuring, in which we halted all non-THB335-related research and discovery activities and reduced our workforce by approximately 50%. We engaged TD Securities (USA) LLC (dba TD Cowen) as our financial advisor in connection with its consideration of potential strategic alternatives. On April 14, 2025, we announced, after considering opportunities to maximize stockholder value, that our Board of Directors had unanimously approved and adopted the Plan of Dissolution for the liquidation and dissolution of the Company and the distribution of remaining cash to stockholders following an orderly wind down of the Company’s operations, including any proceeds from a sale of the Company’s assets and intellectual property, including but not limited to the THB335 program.

In connection with our and the Board of Directors’ strategic review process:

•
On February 26, 2025, we formed a special committee of the Board (the “Transaction Committee”) to solicit, review and evaluate potential strategic alternatives of the Company, including a possible sale, disposition or other business transaction or series of transactions involving all or a material portion of the equity or assets of one or more entities comprising the Company, whether directly or indirectly, and through any form of transaction including, without limitation, a stock sale, asset sale, merger, reverse merger, recapitalization, reorganization, consolidation, amalgamation, spin-off, split-off, out-licensing, return of capital or other transaction , to evaluate any proposals received by the Company in connection with possible such transactions, to oversee negotiation of any such proposals, to consider other potential strategic transactions and opportunities and to take such other actions as the Transaction Committee may deem necessary or advisable in connection therewith.
•
Between February 2025 and March 2025, we and, at our direction, our financial advisor contacted a total of 50 potential parties to discuss either a business combination with us or a strategic transaction regarding THB335 (including potential partnerships, licensing transactions and asset sales), across a range of public and private pharmaceutical and biotech companies.
•
We ultimately received non-binding indications of interest from six potential strategic partners for the evaluation of a possible business combination. For each of these potential parties, management, with the assistance of our advisors reviewed management presentations and conducted varying levels of due diligence with such potential strategic partners. We received no indications of interest regarding a strategic transaction for THB335.
•
On March 21, 2025, our Transaction Committee met, along with our management and advisors, to review the key terms of the received indications of interest and to discuss other potential strategic alternatives, including a complete liquidation and dissolution, and compared the expected return to stockholders in such a transaction against the proposed business combinations.
•
On March 27, 2025, our Board of Directors met, along with our management and advisors, to further discuss the strategic review process, including reviewing updated indications of interest received since the meeting of the Transaction Committee and conducting a deeper evaluation of the assets of the potential strategic partners. After a full discussion, and following assessment of our remaining capital resources, the state of the capital markets and the likely return to stockholders under any of the proposed business combinations, the Board of Directors directed management to begin assessing the viability of a complete liquidation and dissolution of the Company to assess whether the indications of interest received were reasonably likely to provide value to our stockholders in excess of the amount the stockholders would receive in a liquidation, while also responding to certain of the potential strategic partners to determine if their bids could be improved. After such outreach, we did not receive any improved indications of interest.
•
On April 10, 2025, the Board of Directors met, with attendance from management and our outside legal advisors. Our executive officers and outside legal advisors presented the Plan of Dissolution, a description of the Dissolution and the results of their assessment, together with other advisors, of a potential complete liquidation and dissolution. During this meeting, members of the Board of Directors had the opportunity to ask questions about the legal aspects of the Plan of Dissolution and the Dissolution, and the Board of Directors’ questions were answered by outside legal advisors and our executive officers. The Board of Directors discussed the viability and potential realizable value to stockholders of other strategic alternatives in light of prevailing financing and economic conditions and the results of negotiations and discussions with potential strategic partners. After a full discussion, with our executive officers and among themselves, the Board of Directors unanimously determined that the Dissolution was advisable and in the best interests of the Company and our stockholders and the Board of Directors resolved to adopt the Plan of Dissolution and present the Plan of Dissolution for stockholder approval.
•
On April 14, 2025, we announced the Board of Directors’ adoption of the Plan of Dissolution and our intention to proceed with the Dissolution and seek stockholder approval of the Plan of Dissolution.

Reasons for the Dissolution Proposal

The decision of the Board of Directors to seek your approval for the Dissolution Proposal followed a fulsome strategic review process during which the Board of Directors consulted with management and the Company's advisors and carefully considered the risks, timing, viability and potential impact to our stockholders of the alternatives potentially available to us. Based on such consideration and analysis, the Board of Directors determined that the Dissolution pursuant to the Plan of Dissolution is advisable and in the best interests of the Company and our stockholders.

The Board of Directors considered the following factors, among others, in favor of the Dissolution pursuant to the Plan of Dissolution:

•
the fact that we had been working, with input from management and the assistance of the Company’s advisors, in reviewing and evaluating various strategic alternatives to enhance stockholder value since January 2025, including both strategic combinations and asset sales, and despite these efforts, we have been unsuccessful in identifying and completing a strategic transaction, including a business combination, that would have a reasonable likelihood of providing value to our stockholders in excess of the amount the stockholders would receive in a liquidation;
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the low probability that we would be presented with, or otherwise identify, within a reasonable period of time under current circumstances, any viable opportunities to engage in an attractive alternative strategic transaction that would provide value to our stockholders in excess of the amount the stockholders would receive in a liquidation;
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the Board’s view that a reverse merger under which a private company would merge with the Company would provide less value to our stockholders than under the Plan of Dissolution for a number of reasons, including (1) the need to provide a significant portion of our cash and cash equivalents to fund the merged entity and to pay for the costs of such a transaction, (2) the risk that the merged entity may not be successful, and (3) the likelihood of a very high dilution in percentage ownership of the merged entity to our stockholders and (4) the historical performance of biotechnology new issuances and reverse merger companies.
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the determination by our Board of Directors, after conducting a review of our financial condition, evaluation of potential strategic alternatives, including prospects for a business combination or sale of the Company as a whole, the results of operations and our future business prospects, that continuing to operate as a going concern is not reasonably likely to create greater value for the stockholders than the value that may be obtained for the stockholders in a liquidation;
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the anticipated timing of liquidating distributions of cash to our stockholders under the Plan of Dissolution compared to the uncertainty of continuing to pursue other potential strategic alternatives;
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the material costs associated with our business operations, including accounting, legal and other expenses in connection with operating as a publicly traded company, which we expect should be materially reduced following dissolution;
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the fact that the Dissolution Proposal is subject to approval by our stockholders and allows stockholders to have a direct vote on whether they concur with such proposal as a favorable outcome for the Company and our stockholders;
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the fact that approval of the Plan of Dissolution by our stockholders authorizes our Board of Directors and officers to implement the Plan of Dissolution without further stockholder approval; and
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the terms and conditions of the Plan of Dissolution, which permit the Board of Directors to abandon or delay implementation of the dissolution prior to the effectiveness of the filing of the Certificate of Dissolution if it determines that, in light of new proposals presented or changes in circumstances, a dissolution is no longer advisable and in the best interests of the Company and our stockholders.

The Board of Directors also considered certain material risks or potentially unfavorable or negative factors in arriving at its conclusion that the Dissolution is advisable and in the best interests of the Company and our stockholders, including, among others:

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there are uncertainties as to the timing, nature and amount of the distribution, and the amounts we would ultimately distribute to our stockholders pursuant to the Plan of Dissolution may be substantially less than the amounts we currently estimate if the amounts of our liabilities, other obligations and expenses are higher than we currently anticipate;
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it is possible that the distribution payable to stockholders under the Plan of Dissolution would not exceed the amount that stockholders could have received upon sales of shares of common stock in the open market;
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the uncertainty of value, if any, of remaining assets of the Company;
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the disposition of our remaining assets will be subject to corporate-level U.S. federal, state and local tax;
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that the announcement of the Dissolution Proposal may have caused significant turnover in our stockholder base, which may cause us to undergo an “ownership change” (generally defined as a greater than 50 percentage point change (by value) in our equity ownership over a three-year period), which would limit our ability to use our pre-change net operating loss carryforwards and other pre-change tax attributes;
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that the Board of Directors and our officers may have interests in the Plan of Dissolution that are different from, or in addition to, the interests of stockholders generally;
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in the event we fail to create adequate reserves for payment of the amounts ultimately payable in respect of expenses and liabilities, creditors may seek recovery from our stockholders and our stockholders may be required to return to certain creditors some or all of the liquidating distributions;
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the fact that, under the DGCL, our stockholders are not entitled to appraisal rights for their shares of common stock in connection with the Dissolution;
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potential changes in applicable laws (including tax laws) and regulations; and
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if the Dissolution pursuant to the Plan of Dissolution is approved by our stockholders, holders of shares of our common stock would generally not be permitted to transfer the shares of common stock after the Effective Time, and such lack of liquidity may adversely affect the trading prices of our common stock prior to the Effective Time.

Our Board of Directors also considered the other factors described in the section entitled “Risk Factors” of this proxy statement and under the caption “Risk Factors” in our Form 10-K for the year ended December 31, 2024 filed with the SEC, in deciding to approve, and recommend that our stockholders approve, the Plan of Dissolution.

The preceding discussion is not intended to be an exhaustive description of the information and factors considered by our Board of Directors, but addresses the material information and factors considered. In view of the variety of factors considered in connection with its evaluation of the Plan of Dissolution, our Board of Directors did not find it practical and did not quantify or otherwise attempt to assign relative weight to the specific factors considered in reaching its conclusions. In addition, our Board of Directors did not undertake to make any specific determination as to whether any particular factor, or any aspect of any particular factor, was favorable or unfavorable to its ultimate determination, but rather conducted an overall review of the factors described above. In considering the factors described above, individual members of our Board of Directors may have given different weight to different factors.

At this time, our Board of Directors has considered the potential strategic alternatives that the Board of Directors has to date considered feasible and has determined that the Dissolution is advisable and in the best interests of the

Company and our stockholders, and to return to our stockholders the Company’s remaining assets and/or cash that are not necessary to provide for our liabilities. The Board of Directors, however, retains the right to consider additional alternatives that may develop and abandon or delay implementation of the Plan of Dissolution should a superior alternative arise before the effectiveness of the filing of the Certificate of Dissolution with the Delaware Secretary of State.

Delaware Law Applicable to our Dissolution

We are a corporation organized under the laws of the State of Delaware and the Dissolution will be governed by the DGCL. The following is a brief summary of some of the DGCL provisions applicable to the Dissolution. The following summary is qualified in its entirely by Sections 275 through 283 of the DGCL, which are attached to this proxy statement as Annex B.

Delaware Law Generally

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Authorization of Board of Directors and Stockholders. If a corporation’s board of directors deems it advisable that the corporation should dissolve, it may adopt a resolution to that effect by a majority vote of the whole board and notify the corporation’s stockholders entitled to vote on the dissolution of the adoption of the resolution and the calling of a meeting of stockholders to act on the resolution. Our Board of Directors has unanimously adopted a resolution deeming the Dissolution advisable and in the best interests of the Company and our stockholders. This proxy statement and its accompanying materials constitute a notice to this effect to our stockholders and a notice of the Annual Meeting at which our stockholders of record on the Record Date may vote to approve the Dissolution, among other matters. The Dissolution must be authorized and approved by the holders of a majority of our outstanding common stock on the Record Date entitled to vote on the Dissolution Proposal.
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Certificate of Dissolution. If a corporation’s stockholders authorize its dissolution, to consummate the dissolution the corporation must file a certificate of dissolution with the Secretary of State of the State of Delaware. If our stockholders authorize the Dissolution at the Annual Meeting, we plan to file the Certificate of Dissolution with the Secretary of State of the State of Delaware in the third quarter of 2025, but recognize this may be delayed. Ultimately, the timing of such filing is subject to the discretion of the Board of Directors.
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Possible Permitted Abandonment of Dissolution. The resolution authorizing a dissolution adopted by a corporation’s board of directors may provide that, notwithstanding authorization of the dissolution by the corporation’s stockholders, the board of directors may abandon the dissolution without further action by the stockholders. While we do not currently foresee any reason that our Board of Directors would abandon our proposed Dissolution once it is authorized by our stockholders, to provide our Board of Directors with the maximum flexibility to act in the best interests of our stockholders, the resolutions adopted by our Board of Directors included this kind of provision.
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Time of Dissolution. When a corporation’s certificate of dissolution is filed with the Secretary of State of the State of Delaware and has become effective, along with the corporation’s tender of all taxes (including Delaware franchise taxes) and fees authorized to be collected by the Secretary of State of the State of Delaware, the corporation will be dissolved.

Continuation of the Corporation After Dissolution

A dissolved corporation continues its existence for three years after dissolution, or such longer period as the Delaware Court of Chancery may direct, for the purpose of prosecuting and defending suits and enabling the corporation to settle and close its business, to dispose of and convey its property, to discharge its liabilities and to distribute to its stockholders any remaining assets. A dissolved corporation may not, however, continue the business for which it was organized. Any action, suit or proceeding begun by or against the corporation before or during this survival period does not abate by reason of the dissolution, and for the purpose of any such action, suit or proceeding, the corporation will continue beyond the three-year period until any related judgments, orders or decrees are fully executed, without the necessity for any special direction by the Delaware Court of Chancery. The Plan of Dissolution will govern our winding up process after dissolution, and is described in further detail under the heading “Description of our Plan of Dissolution and Dissolution Process” below.

Description of our Plan of Dissolution and Dissolution Process

The Dissolution will be conducted in accordance with the Plan of Dissolution, which is attached to this proxy statement as Annex A and incorporated by reference into this proxy statement. The following is a summary of our Plan of Dissolution and does not purport to be complete or contain all of the information that is important to you. To understand our Plan of Dissolution more fully, you are urged to read this proxy statement as well as the Plan of Dissolution. Our Plan of Dissolution may be modified, clarified or amended by action by our Board of Directors at any time and from time to time, as further described below.

Authorization and Effectiveness

Our Dissolution and the Plan of Dissolution will be approved if the holders of a majority of the outstanding common stock entitled to vote on the Dissolution Proposal have authorized the Dissolution and the Plan of Dissolution and will constitute our authorized plan and will evidence our authority to take all actions described in the Plan of Dissolution. If the Dissolution is approved by our stockholders, the timing of the filing of a Certificate of Dissolution will be subject to the discretion of the Board of Directors. The Effective Time will be when the Certificate of Dissolution is filed with the office of the Secretary of State of the State of Delaware or such later date and time that is stated in the Certificate of Dissolution.

Survival Period

For three years after the Effective Time (or such longer period as the Delaware Court of Chancery may direct), or the Survival Period, we will continue as a body corporate for the purpose of prosecuting and defending lawsuits (civil, criminal or administrative) by or against us; settling and closing our business; disposing of and conveying our property; discharging our liabilities in accordance with the DGCL; and distributing our remaining assets to our stockholders. We will no longer engage in our existing business operations, except to the extent necessary to preserve the value of our assets and wind up our business affairs in accordance with our Plan of Dissolution. We anticipate that all distributions to our stockholders will be made in cash, and may be made at any time, from time to time, in accordance with the DGCL.

General Liquidation, Winding Up and Distribution Process

If the Plan of Dissolution is approved by the requisite vote of our stockholders, the steps set forth below will be completed at such times as the Board of Directors, in its discretion and in accordance with the DGCL, deems necessary, appropriate or advisable in our best interests and the best interests of our stockholders:

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the filing of a Certificate of Dissolution with the Delaware Secretary of State;
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the cessation of all of the Company’s business activities except those relating to winding up and liquidating the Company’s business and affairs, including, but not limited to, prosecuting and defending suits by or against us, if any;
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the collection, sale, exchange or other disposition of remaining non-cash property and assets;
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the payment of or the making of reasonable provision to pay all claims and obligations, including all contingent, conditional or un-matured contractual claims known to us;
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the making of such provision as will be reasonably likely to be sufficient to provide compensation for any claim against us which is the subject of a pending action, suit or proceeding to which we are a party;

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the making of such provision as will be reasonably likely to be sufficient to provide compensation for claims that have not been made known to us or that have not arisen but that, based on facts known to us, are likely to arise or become known to us within ten years after the date of dissolution;
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the setting aside of a contingency reserve consisting of cash and/or property to satisfy such claims and contingent obligations of the Company;
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the making of the distribution to our stockholders of record determined as of the Effective Time;
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the taking of any and all other actions permitted or required by the DGCL and any other applicable laws and regulations.

Continuing Employees and Consultants

During the Survival Period, we may select, retain, hire, employ or contract with employees, consultants, agents, trustees, independent professional advisors (including legal counsel, accountants and financial advisors) and others, as the Board of Directors may determine, from time to time, to be necessary or advisable to effect the Dissolution as described in our Plan of Dissolution. The Board of Directors expects that during the Dissolution, the number of employees of the Company will be reduced substantially as our various assets are disposed of in accordance with our Plan of Dissolution. The Board of Directors also expects that outside legal and financial advisors will be retained to assist with the Dissolution.

After the effectiveness of the filing of the Certificate of Dissolution, the Board of Directors expects it will reduce the size of the Board of Directors accordingly to save costs.

We may, in the absolute discretion of the Board of Directors, pay our officers, directors, employees, consultants, agents and other representatives, compensation or additional compensation above their regular compensation, including pursuant to severance and retention agreements, in money or other property, in recognition of the extraordinary efforts they will be required to undertake in connection with the implementation of the Plan of Dissolution. Refer to “Interests of Directors and Executive Officer in Approval of the Plan of Dissolution” for more information.

Costs and Expenses

We will pay all costs and expenses that the Board of Directors may determine from time to time to be necessary or advisable to effect the Dissolution in accordance with the Plan of Dissolution and as may be necessary or advisable to continue our existence and operations. These costs and expenses may include, without limitation, brokerage, agency, professional, consulting and other fees and expenses of persons rendering services to the Company in connection with the matters described in the Plan of Dissolution and costs incurred to comply with contracts to which we are a party.

Indemnification

We will continue to indemnify our officers, directors, employees and agents in accordance with, and to the extent required or permitted by, the DGCL, our certificate of incorporation, our bylaws and any contractual arrangements, whether these arrangements existed before the Dissolution or were entered into after the Dissolution. During the Survival Period, acts and omissions of any indemnified or insured person in connection with the implementation of the Plan of Dissolution will be covered to the same extent that they were covered before the Effective Time. The Board of Directors is authorized to obtain and maintain insurance as may be necessary to cover our indemnification obligations.

Stockholder Approval

Authorization of the Dissolution by the holders of a majority of the outstanding stock of the Company entitled to vote thereon shall constitute approval of all matters described in this proxy statement relating to the Dissolution, including our Plan of Dissolution. Authorization of the Dissolution by the holders of a majority of the outstanding stock of the

Company shall constitute the authorization of the sale, exchange or other disposition in liquidation of all of the remaining property and assets of the Company after the Effective Time, whether the sale, exchange or other disposition occurs in one transaction or a series of transactions, and shall constitute ratification of any and all contracts for sale, exchange or other disposition that are conditioned on stockholder approval. It is not anticipated that any further stockholder votes will be solicited with respect to the approval of the specific terms of any particular sales of assets approved by the Board of Directors.

Sale of Remaining Assets

Pursuant to our Plan of Distribution, we will seek to sell all of our remaining non-cash assets (including THB335) if and at such time after the effectiveness of the filing of the Certificate of Dissolution as the Board may approve, without further stockholder approval, if the Plan of Dissolution is approved by stockholders. It is not anticipated that any further stockholder votes will be solicited with respect to the approval of the specific terms of any particular sales of assets approved by the Board. We do not anticipate amending or supplementing this proxy statement to reflect any such agreement or sale, unless required by applicable law, or selling any additional assets in the future.

Subsidiary

As part of the Dissolution, we have taken and will continue to take actions with respect to our wholly-owned subsidiary, based on the advice and counsel of our legal and other advisors and in accordance with the requirements of the laws and charter documents governing the subsidiary, to liquidate, dissolve or otherwise wind up our subsidiary.

Contingent Liabilities; Contingency Reserve

Under the DGCL, we are required, in connection with the Dissolution, to (i) pay or make reasonable provision for payment of all claims and obligations, including all contingent, conditional or unmatured contractual claims known to the Company, (ii) make such provision as will be reasonably likely to be sufficient to provide compensation for any claim against the Company which is the subject of a pending action, suit or proceeding to which the Company is a party, and (iii) make such provision as will be reasonably likely to be sufficient to provide compensation for claims that have not been made known to the Company or that have not arisen but that, based on facts known to the Company, are likely to arise or become known to the Company within 10 years after the date of dissolution. We have used and anticipate continuing to use cash until the end of the three-year period following the effective date of the filing of the Certificate of Dissolution for a number of items, including, but not limited to, the following:

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ongoing operating expenses;
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expenses, including retention amounts, incurred in connection with extending our directors’ and officers’ insurance coverage;
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expenses incurred in connection with the Dissolution pursuant to the Plan of Dissolution;
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taxes imposed upon us and any of our assets; and
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professional, legal, consulting and accounting fees.

We are required, in connection with our dissolution and liquidation, to pay or make reasonable provision for payment of all of our liabilities and obligations. Following the approval of the Plan of Dissolution by our stockholders, we will pay all known liabilities. In addition, we currently estimate that we will establish a reserve for unanticipated claims of approximately $4.0 - 7.0 million, which will be used to satisfy contingent and unknown liabilities as they become due. The estimated amount of the contingency reserve is based upon estimates and opinions of management and the Board of Directors and derived from consultations with outside experts and a review of our estimated operating expenses and future estimated liabilities. There can be no assurance that the contingency reserve will be sufficient. If any of our estimates, including estimates relating to the costs of the liquidation process and of satisfying outstanding obligations, liabilities and claims during the liquidation process, are inaccurate, we may be required to increase the amount of the contingency reserve.

Under the DGCL, in the event we fail to create an adequate contingency reserve for payment of our expenses and liabilities, or should such contingency reserve and the assets held by any liquidating trust or trusts be exceeded by the amount ultimately found payable in respect of expenses and liabilities, each stockholder could be held liable for the repayment to creditors, out of the amounts theretofore received by such stockholder from us or from any liquidating trust or trusts, of such stockholder’s pro rata share of such excess.

If we were held by a court to have failed to make adequate provision for our expenses and liabilities or if the amount required to be paid in respect of such liabilities exceeded the amount available from the contingency reserve and the assets of the liquidating trust or trusts, a creditor of ours could seek an injunction against the making of liquidating distributions under the Plan of Dissolution on the grounds that the amounts to be distributed were needed to provide for the payment of our expenses and liabilities. Any such action could delay or substantially diminish the cash distributions to be made to stockholders under the Plan of Dissolution.

Legal Claims

We will defend any claims against the Company, our officers or directors or our subsidiary, whether a claim exists before the Effective Time or is brought during the Survival Period, based on advice and counsel of our legal and other advisors and in such manner, at such time and with such costs and expenses as our Board of Directors may approve from time to time. During the Survival Period, we may continue to prosecute any claims that we had against others before the Effective Time and may institute any new claims against any person as the Board of Directors may determine necessary or advisable to protect us and our assets and rights or to implement the Plan of Dissolution. At the Board of Directors’ discretion, we may defend, prosecute or settle any lawsuits, as applicable.

From time to time, we may become involved in legal proceedings relating to claims arising from the ordinary course of business. We are not currently a party to any material legal proceedings, and we are not aware of any pending or threatened legal proceeding against us that we believe could have a material adverse effect on our business, operating results or financial condition.

Stock of the Company; Effective Time

The Effective Time will be the date upon which we file the Certificate of Dissolution with the Delaware Secretary of State or such later date and time as provided in the Certificate of Dissolution. We intend to close our stock transfer books and discontinue recording transfers of shares of our common stock at the Effective Time, and thereafter certificates representing shares of our common stock will not be assignable or transferable on our books except by will, intestate succession or operation of law. After the Effective Time, we will not issue any new stock certificates, other than replacement certificates. It is anticipated that no further trading of our shares will occur after the Effective Time. The trading market for our common stock may be limited prior to the Effective Time. See “- Description of our Plan of Dissolution and Dissolution Process - Listing and Trading of the Common Stock” and “Liquidating Trust.”

The distribution will be made to stockholders of record as of the Effective Time according to their holdings of common stock as of the Effective Time.

Listing and Trading of the Common Stock

If our stockholders approve the Plan of Dissolution, we intend to close our stock transfer books on the Effective Time and will cease recording stock transfers and issuing stock certificates (other than replacement certificates) at such time. Accordingly, it is expected that trading in the shares will cease after the Effective Time.

Unclaimed Distributions

If any distribution to a stockholder cannot be made, whether because the stockholder cannot be located, has not surrendered a certificate evidencing ownership of our common stock or provided other evidence of ownership as required in the Plan of Dissolution or by the Board of Directors or for any other reason, the distribution to which the stockholder is otherwise entitled will be transferred, at such time as the final liquidating distribution is made by us, or as soon as practicable after that distribution, to the official of such state or other jurisdiction authorized by applicable law to receive the proceeds of the distribution. The proceeds of such distribution will thereafter be held solely for the benefit of and for ultimate distribution to the stockholder as the sole equitable owner of the distribution and will be treated as abandoned property and escheat to the applicable state or other jurisdiction in accordance with applicable law. The proceeds of any such distribution will not revert to or become the property of the Company or any other stockholder.

Liquidating Trust

While we do not currently propose transferring our assets to a liquidating trust, we may do so if deemed appropriate by our Board of Directors, based on advice of our legal, tax and accounting advisors. We may, for example, transfer assets to a liquidating trust if we are unable to complete the Dissolution within the initial three-years of the Survival Period.

It is anticipated that the interests in any liquidating trust or trusts will not be transferable, although no determination has yet been made. Such determination will be made by the Board of Directors and management prior to the transfer of unsold assets to any liquidating trust and will be based on, among other things, the Board of Directors’ and management’s estimate of the value of the assets being transferred to the liquidating trust or trusts, tax matters and the impact of compliance with applicable securities laws.

The costs of compliance with such requirements would reduce the amount which otherwise could be distributed to interest holders. Even if transferable, the interests are not expected to be listed on a national securities exchange, and the extent of any trading market therein cannot be predicted. Moreover, the interests may not be accepted by commercial lenders as security for loans as readily as more conventional securities with established trading markets. As stockholders will be deemed to have received a liquidating distribution equal to their pro rata share of the value of the net assets distributed to an entity which is treated as a liquidating trust for tax purposes (see “Material U.S. Federal Income Tax Consequences of the Dissolution”), the distribution of non-transferable interests could result in tax liability to the interest holders without their being readily able to realize the value of such interests to pay such taxes or otherwise.

Abandonment, Exceptions, Modifications, Clarifications and Amendments

Notwithstanding the authorization of the Dissolution by our stockholders as described in this proxy statement, our Board of Directors will have the right, as permitted by the DGCL, to abandon the Dissolution at any time before it becomes effective and terminate our Plan of Dissolution, without any action by our stockholders, if our Board of Directors determines that to do so is in the best interest of the Company and our stockholders. Without further action by our stockholders, our Board of Directors may, to the extent permitted by Delaware law, waive, modify or amend any part of our Plan of Dissolution, and may provide for exceptions to or clarifications of the terms of our Plan of Dissolution. After the Certificate of Dissolution has been filed and become effective, revocation of the Dissolution would require stockholder approval under Delaware law.

Our Certificate of Incorporation and Bylaws and the DGCL

During the Survival Period, we will continue to be governed by our certificate of incorporation and bylaws, insofar as their terms apply and insofar as necessary or appropriate to implement our Plan of Dissolution. Our Board of Directors will continue to have the authority to amend our bylaws as it may deem necessary or advisable. To any extent that the provisions of our Plan of Dissolution conflict with any provision of the DGCL, the provisions of the DGCL shall prevail.

Treatment of Equity Awards

All outstanding equity awards, including options and RSUs, whether currently vested or unvested, terminate immediately prior to a dissolution of the Company. We will give notice to holders of outstanding stock options of our plans to dissolve and liquidate, and allow these holders to exercise their stock options prior to our dissolution. Unless and until an option is exercised and payment of the applicable exercise price is made, option holders are not entitled to any cash distributions with respect to their options payable under the Plan of Dissolution.

We intend to terminate all our equity incentive plans effective upon the Dissolution, and all equity awards that remain outstanding upon the Dissolution will be terminated.

Professional Fees and Expenses

It is specifically contemplated that we will obtain legal and accounting advice and guidance from one or more law and accounting firms in implementing the Plan of Dissolution, and we will pay all fees and expenses reasonably incurred by us in connection with or arising out of the implementation of the Plan of Dissolution, including the liquidation and dissolution of our subsidiary, the prosecution, defense, settlement or other resolution of any claims or suits by or against us, the discharge, filing and disclosure of outstanding obligations, liabilities and claims, filing and resolution of claims with local, county, state and federal tax authorities, and the advancement and reimbursement of any fees and expenses payable by us pursuant to the indemnification we provide in our certificate of incorporation and bylaws, the DGCL or otherwise. In addition, in connection with and for the purpose of implementing and assuring completion of the Plan of Dissolution, we may, in the absolute discretion of the Board of Directors, pay any brokerage, agency, professional and other fees and expenses of persons rendering services to us in connection with the collection, sale, exchange or other disposition of our property and assets and the implementation of the Plan of Dissolution.

Authority of the Board of Directors

Our Board of Directors, without further action by our stockholders, is authorized to take, or cause management to take, all actions as they deem necessary or advisable to implement our Plan of Dissolution. All determinations and decisions to be made by our Board of Directors will be at the absolute and sole discretion of our Board of Directors.

Interests of Directors and Executive Officer in Approval of the Plan of Dissolution

Members of our Board of Directors and our executive officer may have interests in the approval of the Plan of Dissolution that are different from, or are in addition to, the interests of our stockholders generally. Our Board of Directors was aware of these interests and considered them, among other matters, in approving the Plan of Dissolution.

In connection with our liquidating distributions, the members of our Board of Directors and our executive officer will be entitled to the same cash distributions as our stockholders based on their ownership of shares of our common stock, which is detailed below. In addition, pursuant to the terms of our 2022 Plan, any unvested options held by non-employee directors will accelerate prior to the Dissolution.

We also maintain an Executive Officer Severance Policy, described in greater detail below in the section entitled “—Change in Control and Severance Arrangements.” If our executive officers are involuntarily terminated in connection with the Dissolution, they may be entitled to certain severance benefits pursuant to and in accordance with the Executive Officer Severance Policy.

Equity Ownership

Members of our Board of Directors and our executive officer own, as of the Record Date, an aggregate of 1,433,219 shares of our outstanding common stock as follows:

Name of Beneficial Owner	Number of Shares of Outstanding Common Stock Owned
Natalie Holles	1,218,836
David Bonita, M.D.	0
Geoff McDonough, M.D.	0
Martin Seidel, Ph.D.	85,753
Michael Gladstone	0
Mark Iwicki	128,630
Thomas M. Soloway	0

See “Security Ownership of Certain Beneficial Owners and Management” for additional information regarding the number of shares of common stock beneficially owned by our directors and executive officer.

Director Compensation

Pursuant to our non-employee director compensation policy, our non-employee directors currently receive annual cash retainers and stock option grants for their service on the Board of Directors and committee service. The non-employee director compensation policy shall cease and be terminated as of the Dissolution.

Indemnification and Insurance

In connection with the Dissolution, we will continue to indemnify our directors and officer to the maximum extent permitted in accordance with applicable law, our certificate of incorporation and bylaws, and any contractual arrangements, for actions taken in connection with the Plan of Dissolution and the winding up of our business and affairs. Our Board of Directors is authorized to obtain and maintain insurance as may be necessary, appropriate or advisable to cover such indemnification obligations, including seeking an extension in time and coverage of our insurance policies currently in effect.

As a result of these benefits, our directors and executive officers generally could be more likely to vote to approve the Plan of Dissolution, including the Dissolution contemplated thereby, than our other stockholders.

Accounting Treatment

If our stockholders approve the Dissolution Proposal for the Dissolution pursuant to the Plan of Dissolution, we will change our basis of accounting to the liquidation basis of accounting. Under the liquidation basis of accounting, assets are stated at their estimated net realizable values, and liabilities are stated at their estimated settlement amounts. Recorded liabilities will include the estimated expenses associated with carrying out the Plan of Dissolution. For periodic reporting, a statement of net assets in liquidation will summarize the liquidation value per outstanding share of Common Stock. Valuations presented in the statement will represent management’s estimates, based on present facts and circumstances, of the net realizable values of assets, satisfaction amounts of liabilities, and expenses associated with carrying out the Plan of Dissolution based upon management assumptions. The valuation of assets and liabilities will necessarily require many estimates and assumptions, and there will be substantial uncertainties in carrying out the provisions of the Plan of Dissolution. Ultimate values realized for our assets and ultimate amounts paid to satisfy our liabilities are expected to differ from estimates recorded in annual or interim financial statements.

Material U.S. Federal Income Tax Consequences of the Dissolution

The following discussion is a summary of certain material U.S. federal income tax consequences of the Dissolution to U.S. Holders and Non-U.S. Holders (each as defined below and, collectively, Holders), but does not purport to be a complete analysis of all potential tax effects. The effects of other U.S. federal tax laws, such as estate and gift tax laws, and any applicable state, local, or non-U.S. tax laws are not discussed. This discussion is based on the U.S. Internal Revenue Code of 1986, as amended, or the Code, U.S. Treasury regulations promulgated thereunder, or the Treasury Regulations, judicial decisions, and published rulings and administrative pronouncements of the U.S. Internal Revenue Service, or the IRS, in each case in effect as of the date hereof. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect a Holder. We have not sought and will not seek any rulings from the IRS regarding the matters discussed below. There can be no assurance the IRS or a court will not take a contrary position to that discussed below.

This discussion is limited to Holders that hold our common stock as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all U.S. federal income tax consequences relevant to a Holder’s particular circumstances, including but not limited to the impact of the Medicare contribution tax on net investment income, the special tax accounting rules under Section 451(b) of the

Code, or the alternative minimum tax. In addition, this discussion does not address tax consequences relevant to Holders subject to special rules, including, without limitation:

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U.S. expatriates and former citizens or long-term residents of the United States;
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U.S. Holders whose functional currency is not the U.S. dollar;
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persons that hold our common stock as part of a hedge, straddle, or other risk reduction strategy or as part of a conversion transaction or other integrated investment;
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banks, insurance companies, and other financial institutions;
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Holders who hold Company stock as “qualified small business stock” under Section 1202 of the Code or “section 1244 stock” under Section 1244 of the Code;
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real estate investment trusts or regulated investment companies;
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brokers, dealers, or traders in securities, commodities, or currencies;
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“controlled foreign corporations,” “passive foreign investment companies,” or corporations that accumulate earnings to avoid U.S. federal income tax;
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S corporations, partnerships, or other entities or arrangements treated as partnerships for U.S. federal income tax purposes (and investors therein);
•
tax-exempt organizations (including private foundations) or international or governmental organizations;
•
persons deemed to sell our common stock under the constructive sale provisions of the Code;
•
persons that hold or receive our common stock pursuant to the exercise of any employee stock option or otherwise as compensation;
•
tax-qualified retirement plans;
•
“qualified foreign pension funds” as defined in Section 897(l)(2) of the Code and entities all of the interests of which are held by qualified foreign pension funds; and
•
persons that own, or are deemed to own, more than 5% of our stock.

If an entity treated as a partnership for U.S. federal income tax purposes holds our common stock, the tax treatment of a partner in the partnership will depend on the status of the partner, the activities of the partnership, and certain determinations made at the partner level. Accordingly, partnerships holding our common stock and the partners in such partnerships should consult their tax advisors regarding the U.S. federal income tax consequences to them.

THIS DISCUSSION IS FOR GENERAL INFORMATION PURPOSES ONLY. HOLDERS SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE APPLICATION OF U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATIONS AS WELL AS ANY TAX CONSEQUENCES OF THE DISSOLUTION ARISING UNDER U.S. FEDERAL ESTATE OR GIFT TAX LAWS, THE LAWS OF ANY STATE, LOCAL, OR NON-U.S. TAXING JURISDICTION.

U.S. Holder and Non-U.S. Holder

For purposes of this discussion, a “U.S. Holder” is a beneficial owner of our common stock that is not an entity treated as a partnership for U.S. federal income tax purposes and that, for U.S. federal income tax purposes, is:

•
an individual who is a citizen or resident of the United States;
•
a corporation created or organized under the laws of the United States, any state thereof, or the District of Columbia;
•
an estate, the income of which is subject to U.S. federal income tax regardless of its source; or
•
a trust if (1) a U.S. court is able to exercise primary supervision over the administration of the trust and one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code) have authority to control all substantial decisions of the trust, or (2) the trust has a valid election in effect to be treated as a United States person under applicable Treasury Regulations.

For purposes of this discussion, a “Non-U.S. Holder” is any beneficial owner of our common stock that is neither a U.S. Holder nor an entity treated as a partnership for U.S. federal income tax purposes.

U.S. Federal Income Tax Consequences of the Dissolution

We intend for distributions made pursuant to the Plan of Dissolution to be treated as a series of distributions in complete liquidation of the Company governed under Section 331 of the Code, and the following discussion assumes that such treatment will be respected. See “Alternative U.S. Federal Income Tax Treatment of the Dissolution” below for the tax consequences that would apply if the treatment of distributions made pursuant to the Plan of Dissolution were not to be treated as a part of a complete liquidation for U.S. federal income tax purposes.

U.S. Federal Income Tax Consequences of the Dissolution to the Company

We generally will recognize gain or loss equal to the difference, if any, between the fair market value of any non-cash assets we distribute pursuant to the Plan of Dissolution, and our adjusted tax basis in such assets. If a stockholder assumes a liability in connection with the Dissolution, the assumption or discharge of such liability in the Dissolution may increase our recognized gain (or reduce our recognized loss).

In addition, until all of our assets have been distributed pursuant to the Plan of Dissolution and the Dissolution is complete, we will continue to be subject to U.S. federal income tax on our income, if any, such as interest income. We generally will also recognize gain or loss, if any, upon the sale of any of our assets in connection with the Dissolution equal to the difference, if any, between the fair market value of the consideration received for such assets and our adjusted tax basis in such assets. The use of our net operating losses to offset such gain or income may be subject to limitations. Any of the foregoing tax liabilities will reduce the cash available for distribution pursuant to the Plan of Dissolution.

Although the Inflation Reduction Act enacted a 1% excise tax, or the Excise Tax, that generally applies to certain repurchases of stock of publicly traded U.S. corporations like us, proposed regulations except certain distributions in complete liquidation of a publicly traded U.S. corporation, as well as distributions made by such corporation during the taxable year in which such corporation completely liquidates and dissolves, from the Excise Tax. Taxpayers are permitted to rely on these provisions of the proposed regulations prior to finalization.

Holders should consult their tax advisors regarding the tax consequences of the Dissolution to the Company and any resulting impact to Holders in their particular circumstances.

U.S. Federal Income Tax Consequences of the Dissolution to Holders

In accordance with the treatment of the Dissolution as a complete liquidation, each Holder generally will be treated as receiving its portion of distributions made pursuant to the Plan of Dissolution in exchange for its shares of our common stock. If a Holder holds different blocks of shares of our common stock (generally, shares of our common stock purchased or acquired on different dates or at different prices), the Holder’s portion of such distributions must be allocated among the several blocks of shares in the proportion that the number of shares in a particular block bears to the total number of shares owned by the Holder and the gain or loss must be computed separately for each block of stock that the Holder owns.

U.S. Holders. Distributions made pursuant to the Plan of Dissolution to a U.S. Holder will be treated as received by the U.S. Holder in exchange for the U.S. Holder’s shares of our common stock. The amount of any such distributions first will reduce the U.S. Holder’s adjusted tax basis in such shares, but not below zero. Any excess will be treated as capital gain, while any adjusted tax basis remaining in such shares following the final distribution made pursuant to the Plan of Dissolution will be treated as a capital loss recognized in the taxable year in which the final distribution is made. Any such gain or loss generally will be long-term capital gain or loss, respectively, if such shares have been held for more than one year. The deductibility of capital losses is subject to limitations.

The IRS or a court could challenge our valuation of any non-cash asset distributed to a U.S. Holder pursuant to the Plan of Dissolution, which could change the amount of gain or loss recognized by the U.S. Holder. A U.S. Holder’s adjusted tax basis in any non-cash asset distributed to the U.S. Holder pursuant to the Plan of Dissolution immediately after such distribution will be the fair market value of such asset at the time of distribution. Distributions of non-cash assets pursuant to the Plan of Dissolution could result in a U.S. Holder having a tax liability in excess of the amount of cash distributed to the U.S. Holder pursuant to the Plan of Dissolution, which would require the U.S. Holder to satisfy such tax liability from other sources or by selling all or a portion of such non-cash assets. If we opt to use a trust, the timing of distributions to U.S. Holders will be as described below under “Liquidating Trusts” below.

If a U.S. Holder is required to satisfy any of our liabilities not fully covered by our reserve (see the section of this proxy statement captioned “Estimated Distributions to Shareholders”), payments by U.S. Holders in satisfaction of such liabilities would generally result in a capital loss in the taxable year when the payment is made. In this circumstance, a capital loss recognized by an individual U.S. Holder cannot be carried back to prior years to offset capital gains realized from a liquidating distribution in those years.

U.S. Holders should consult their tax advisors regarding the tax consequences of the Dissolution to them in light of their particular circumstances.

Non-U.S. Holders. Distributions made pursuant to the Plan of Dissolution to a Non-U.S. Holder will be treated as received by the Non-U.S. Holder in exchange for the Non-U.S. Holder’s shares of our common stock. The amount of any such distributions will reduce the Non-U.S. Holder’s adjusted tax basis in such shares, but not below zero. Any excess will be treated as capital gain. A Non-U.S. Holder generally will not be subject to U.S. federal income tax on any such gain unless:

•
the gain is effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States (and, if required by an applicable income tax treaty, the Non-U.S. Holder maintains a permanent establishment in the United States to which such gain is attributable);
•
the Non-U.S. Holder is a nonresident alien individual present in the United States for 183 days or more during the taxable year of the applicable distribution and certain other requirements are met; or
•
we are or have been a “United States real property holding corporation,” or USRPHC, for U.S. federal income tax purposes during the shorter of the five-year period ending on the date of the applicable distribution or the Non-U.S. Holder’s holding period in the Non-U.S. Holder’s shares of our common stock.

Gain described in the first bullet point above generally will be subject to federal income tax at the regular graduated rates applicable to United States persons. If the Non-U.S. Holder is a corporation, the Non-U.S. Holder also may be subject to a branch profits tax at a rate of 30% (or such lower rate specified by an applicable income tax treaty) on the Non-U.S. Holder’s effectively connected earnings and profits.

Gain described in the second bullet point above will be subject to U.S. federal income tax at a flat rate of 30% (or such lower rate specified by an applicable income tax treaty), which may be offset by U.S. source capital losses of the

Non-U.S. Holder, provided that the Non-U.S. Holder has timely filed U.S. federal income tax returns with respect to such losses.

With respect to gain described in the third bullet point above, the determination of whether we are a USRPHC depends on the fair market value of our “United States real property interests” for U.S. federal income tax purposes relative to the fair market value of our worldwide real property interests and our assets used or held for use in a trade or business. Although we believe we are not currently, and do not anticipate becoming, a USRPHC, there can be no assurance in this regard. Even if we are or were to become a USRPHC, gain arising from the distribution will not be subject to U.S. federal income tax if one or more exceptions from these rules under the Code apply.

Non-U.S. Holders should consult their tax advisors regarding the tax consequences of the Dissolution in their particular circumstances, including the applicability of withholding and income tax treaties and our status as a USRPHC.

Alternative U.S. Federal Income Tax Treatment of the Dissolution

Notwithstanding our position that distributions made pursuant to the Plan of Dissolution are intended to be treated as a series of distributions in complete liquidation of the Company governed under Section 331 of the Code, it is possible that the IRS or a court could determine that any of such distributions is a current distribution. In addition, if the Dissolution is abandoned or revoked, any distributions previously made by us to Holders would be treated as current distributions. Any distribution treated as current rather than liquidating would be taxable as a dividend for U.S. federal income tax purposes to the extent of our current and accumulated earnings and profits as of the year when the distribution is made. Amounts not treated as dividends would constitute a return of capital and first be applied against and reduce a Holder’s adjusted tax basis in its shares of our common stock, but not below zero. Any excess would be treated as capital gain. In addition, distributions to Non-U.S. Holders out of our current or accumulated earnings and profits would be subject to U.S. dividend withholding tax at 30%, or a lower rate specified in an applicable income tax treaty in the Non-U.S. Holder’s jurisdiction of tax residence. Holders should consult their tax advisors regarding the proper tax treatment of the Dissolution and the resulting tax consequences in their particular circumstances, including the applicability of preferential tax rates, deductions, withholding, and income tax treaties.

Foreign Account Tax Compliance Act

Sections 1471 through 1474 of the Code, commonly referred to as the Foreign Account Tax Compliance Act, or FATCA, imposes a U.S. federal withholding tax of 30% on certain payments made to a “foreign financial institution” (as specially defined under these rules) unless such institution enters into an agreement with the U.S. government to withhold on certain payments and to collect and provide to U.S. tax authorities substantial information regarding certain U.S. account holders of such institution (which includes certain equity and debt holders of such institution, as well as certain account holders that are foreign entities with U.S. owners) or an exemption applies. FATCA also imposes a U.S. federal withholding tax of 30% on certain payments made to a non-financial foreign entity unless such entity provides the withholding agent a certification identifying certain direct and indirect U.S. owners of the entity, or an exemption applies. An intergovernmental agreement between the United States and an applicable foreign country may modify these requirements. Under certain circumstances, a non-U.S. Holder might be eligible for refunds or credits of such taxes. FATCA applies to dividends paid on our common stock and, subject to the proposed Treasury Regulations described below, also applies to gross proceeds from sales or other dispositions of our common stock. Proposed Treasury Regulations, if finalized in their present form, would eliminate the U.S. federal withholding tax of 30% applicable to gross proceeds from sales or other dispositions of our common stock. Taxpayers (including applicable withholding agents) may generally rely on such proposed Treasury Regulations until final Treasury Regulations are issued. Holders should consult their tax advisors regarding the application of FATCA in their particular circumstances.

Information Reporting and Backup Withholding

A U.S. Holder may be subject to information reporting and backup withholding when such holder receives a distribution made pursuant to the Plan of Dissolution. Certain U.S. Holders are exempt from backup withholding, including corporations and certain tax-exempt organizations. A U.S. Holder will be subject to backup withholding if such holder is not otherwise exempt and:

•
the holder fails to furnish the holder’s taxpayer identification number, which for an individual is ordinarily the individual’s social security number;
•
the holder furnishes an incorrect taxpayer identification number;
•
the applicable withholding agent is notified by the IRS that the holder previously failed to properly report payments of interest or dividends; or
•
the holder fails to certify under penalties of perjury that the holder has furnished a correct taxpayer identification number and that the IRS has not notified the holder that the holder is subject to backup withholding.

For Non-U.S. Holders, a distribution made pursuant to the Plan of Dissolution and received within the United States or through certain U.S.-related brokers generally will not be subject to backup withholding or information reporting, if the applicable withholding agent does not have actual knowledge or reason to know that such holder is a United States person and such holder either certifies its non-U.S. status, such as by furnishing a valid IRS Form W-8BEN, W-8BEN-E, or W-8ECI (or applicable successor forms), or otherwise establishes an exemption. Proceeds from a distribution made pursuant to the Plan of Dissolution and received through a non-U.S. office of a non-U.S. broker generally will not be subject to backup withholding or information reporting.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against a Holder’s U.S. federal income tax liability, provided that the required information is timely furnished to the IRS. Holders should consult their tax advisors regarding their qualification for an exemption from backup withholding, the procedures for obtaining such an exemption, and any other information reporting requirements in connection with the Dissolution (e.g., certain Holders may be required to include certain information with their U.S. federal income tax returns).

Liquidating Trusts

We may transfer our remaining assets and obligations to a liquidating trust if our Board determines that such a transfer is advisable. Under applicable Treasury Regulations, a trust will be treated as a “liquidating trust” if it is organized for the primary purpose of liquidating and distributing the assets transferred to it, and if its activities are all reasonably necessary to and consistent with the accomplishment of that purpose. However, if the liquidation is unreasonably prolonged or if the liquidation purpose becomes so obscured by business activities that the declared purpose of the liquidation can be said to be lost or abandoned, the trust will no longer be considered a liquidating trust and adverse tax consequences may apply to the trust or to Holders. Although neither the Code nor the Treasury Regulations thereunder provide any specific guidance as to the length of time a liquidating trust may last, the IRS’s guidelines for issuing private letter rulings with respect to liquidating trust status call for a term not to exceed three years, which period may be extended to cover the collection of installment obligations.

If we transfer assets to a liquidating trust and distribute interests in the liquidating trust to Holders, we intend that such transfer and distribution would be treated for U.S. federal income tax purposes as if we distributed an interest in each of the assets so transferred directly to such Holders. Each Holder would be treated as receiving a liquidating distribution from us, which would be treated generally as described above, with the Holder recognizing taxable proceeds in the year of the transfer to the trust in an amount equal to the fair market value of the Holder’s interest in the assets transferred into the trust.

Assuming that the liquidating trust is treated as a “liquidating trust” for U.S. federal income tax purposes, we intend that the liquidating trust would be treated as a “grantor trust” for U.S. federal income tax purposes. In that case, each unit or interest in the liquidating trust would represent ownership of an undivided proportionate interest in all of the assets and liabilities of the liquidating trust and a Holder would be treated for U.S. federal income tax purposes as receiving or paying, as applicable, directly a pro rata portion of all income, gain, loss, deduction, and credit of the liquidating trust. A Holder would be taxed each year on its share of income from the liquidating trust, net of such Holder’s share of expenses of the liquidating trust (including interest and depreciation) whether or not such Holder receives a distribution of cash from the liquidating trust that year. When the liquidating trust makes distributions to Holders, the Holders generally would recognize no additional gain or loss.

Assuming the liquidating trust is treated as a grantor trust for U.S. federal income tax purposes, a Holder’s adjusted tax basis in a unit of the liquidating trust (and indirectly in the pro rata portion of the net assets in the liquidating trust that are attributable to that unit) would be equal to the fair market value of a unit (and those net assets) on the date that it is treated as distributed to the Holder, which value would be determined by us and reported to the Holder. The long-term or short-term character of any capital gain or loss recognized in connection with the sale of the liquidating trust’s assets would be determined based upon a holding period commencing at the time of the acquisition by a Holder of such Holder’s beneficial interest in the liquidating trust.

The trustee or trustees of the liquidating trust would provide to each Holder of units in the liquidating trust after each year end a detailed itemized statement that reports on a per unit basis the Holder’s allocable share of all the various categories of income and expense of the liquidating trust for the year. Each Holder must report such items on its U.S. federal income tax return regardless of whether the liquidating trust makes current cash distributions.

If the liquidating trust fails to qualify as a liquidating trust that is a grantor trust for U.S. federal income tax purposes, the consequences to Holders would depend on the reason for the failure to qualify, and, under certain circumstances, the liquidating trust could be treated as an association taxable as a corporation for U.S. federal income tax purposes. If the liquidating trust is taxable as a corporation, the trust itself would be subject to U.S. federal income tax at the applicable corporate income tax rate, which is currently 21%. In that case, distributions made by the liquidating trust would be reduced by any such additional taxes imposed on the trust, and a Holder would be subject to tax upon the receipt of distributions that constitute dividends from the trust rather than taking into account its share of the trust’s taxable items on an annual basis.

Holders should consult their tax advisors regarding the tax consequences that would apply to them if we were to transfer assets to a liquidating trust.

THIS DISCUSSION IS FOR GENERAL INFORMATION PURPOSES ONLY. HOLDERS SHOULD CONSULT THEIR TAX ADVISORS REGARDING THE U.S. FEDERAL, STATE, AND LOCAL AND NON-U.S. INCOME AND NON-INCOME TAX CONSEQUENCES OF THE DISSOLUTION IN THEIR PARTICULAR CIRCUMSTANCES, INCLUDING ANY INFORMATION REPORTING REQUIREMENTS, THE APPLICABILITY OF ANY TAX TREATIES, AND THE IMPACT OF ANY CHANGE IN LAW.

Vote Required and Board of Directors Recommendation

The affirmative vote of the holders of a majority of all outstanding shares of common stock on April 10, 2025, the Record Date and entitled to vote on the Dissolution Proposal, is required to approve the Dissolution Proposal.

For the purpose of the Dissolution Proposal, (i) a failure to vote your shares of common stock (including a failure of your broker, bank or other nominee to vote shares held on your behalf) will also count as a vote “AGAINST” the proposal to adopt the Plan of Dissolution (but such shares will not be counted for purposes of determining whether a quorum is present at the Annual Meeting, which may make it harder to establish a quorum for the transaction of business at the Annual Meeting), and (ii) abstentions will have the same effect as a vote “AGAINST” the Dissolution Proposal, whether or not a quorum is present. Shares of the Company’s common stock represented by properly executed, timely received and unrevoked proxies will be voted in accordance with the instructions indicated thereon. If a stockholder returns a properly signed and dated proxy card without indicating voting preferences on such proxy card, the shares of the Company’s common stock represented by that proxy will be counted as present for purposes of determining the presence of a quorum for the Annual Meeting and all of such shares will be voted as recommended by the Board of Directors.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE DISSOLUTION PROPOSAL.

PROPOSAL NO. 4

APPROVAL OF ADJOURNMENT OF ANNUAL MEETING TO SOLICIT ADDITIONAL PROXIES

We are asking you to approve a proposal to adjourn the Annual Meeting to a later date or dates if the Board of Directors determines that it is necessary or appropriate, including to solicit additional proxies if there are insufficient votes to approve the Dissolution Proposal at the time of the Annual Meeting. If the Board of Directors determines that it is necessary or appropriate, we will ask our stockholders to vote only on this Adjournment Proposal and not to vote on the Dissolution Proposal.

If stockholders approve the Adjournment Proposal, we could adjourn the Annual Meeting and any adjourned session of the Annual Meeting and use the additional time to solicit additional proxies, including soliciting proxies from stockholders who have previously returned properly executed proxies voting against the Dissolution Proposal. Among other things, approval of the Adjournment Proposal could mean that, even if we had received proxies representing a sufficient number of votes against the Dissolution Proposal that the Dissolution Proposal would be defeated, we could adjourn the Annual Meeting without a vote on the Dissolution Proposal and seek to convince the holders of those shares to change their votes to votes in favor of approving the Dissolution Proposal. Additionally, we may seek to adjourn the Annual Meeting if a quorum is not present or otherwise at the discretion of the chairperson of the Annual Meeting.

Approval of the Adjournment Proposal requires either (i) if a quorum is present, if the number of the votes cast “FOR” the Adjournment Proposal exceeds the number of votes cast “AGAINST” the Adjournment Proposal, or (ii) if a quorum is not present, the affirmative vote of the holders of a majority of the voting power of the shares entitled to vote who are present in person or represented by proxy at the Annual Meeting.

For the purpose of the Adjournment Proposal, a failure to vote virtually or by proxy at the Annual Meeting (including failure to give instruction to brokers, banks or other nominees on any of the proposals to be voted on at the Annual Meeting for shares held in “street name”) will have no effect on the outcome of the Adjournment Proposal. If your shares are deemed present or represented by proxy at the Annual Meeting, then abstentions will have no effect on the outcome of the Adjournment Proposal if a quorum is present but will have the same effect as a vote “AGAINST” the Adjournment Proposal if a quorum is not present. Shares of the Company’s common stock represented by properly executed, timely received and unrevoked proxies will be voted in accordance with the instructions indicated thereon. If a stockholder returns a properly signed and dated proxy card without indicating voting preferences on such proxy card, the shares of the Company’s common stock represented by that proxy will be counted as present for purposes of determining the presence of a quorum for the Annual Meeting and all of such shares will be voted as recommended by the Board of Directors.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADJOURNMENT PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of March 31, 2025, by:

•
each stockholder known by us to be the beneficial owner of more than 5% of our common stock;
•
each of our directors or director nominees;
•
each of our named executive officers; and
•
all of our directors and executive officers as a group.

Percentage ownership of our common stock is based on 45,108,594 shares of our common stock outstanding on March 31, 2025. We have determined beneficial ownership in accordance with the rules of the SEC, and thus it represents sole or shared voting or investment power with respect to our securities, and the information is not necessarily indicative of beneficial ownership for any other purpose. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable. We have deemed all shares of common stock subject to options or other convertible securities held by that person or entity that are currently exercisable or that will become exercisable within 60 days of March 31, 2025 to be outstanding and to be beneficially owned by the person or entity holding the option for the purpose of computing the percentage ownership of that person or entity but have not treated them as outstanding for the purpose of computing the percentage ownership of any other person or entity. Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Third Harmonic Bio, Inc., 1700 Montgomery Street, Suite 210, San Francisco, California 94111.

	Beneficial Ownership
Name of Beneficial Owner	Number	Percent
5% Stockholders
Entities affiliated with Atlas Venture Fund XI, L.P.(1)	10,432,203	23.1%
OrbiMed Private Investments VII, LP(2)	5,808,988	12.9%
BML Investment Partners, L.P.(3)	3,724,167	8.3%
EcoR1 Capital, LLC(4)	3,182,444	7.1%
T. Rowe Price Investment Management, Inc.(5)	2,830,248	6.3%
Novartis Institute for BioMedical Research, Inc.(6)	2,642,762	5.9%
FMR LLC(7)	2,536,540	5.6%
Entities affiliated with TCG Crossover GP II, L.P.(8)	2,415,000	5.4%
Entities affiliated with BVF Partners L.P.(9)	2,372,933	5.3%
Directors and Named Executive Officers:
Natalie Holles(10)	2,057,737	4.6%
Mark Iwicki(11)	191,081	*
Christopher Murphy(12)	148,332	*
H. Martin Seidel, Ph.D.(13)	123,572	*
Christopher Dinsmore, Ph.D.(14)	83,916	*
Thomas M. Soloway(15)	82,567	*
Geoff McDonough, M.D.(16)	23,333	*
David P. Bonita, M.D.(2)	—	*
Michael Gladstone(1)	—	*
All executive officers and directors as a group (13 persons)(17)	3,521,160	7.8%

* Represents beneficial ownership of less than one percent.

(1)
Based on information contained on a Schedule 13D/A filed November 5, 2024. Consists of (i) 9,798,075 shares held by Atlas Venture Fund XI, L.P., or Atlas Fund XI, (ii) 10,115 shares held by Atlas Venture Associates XI, L.P., (iii) 594,096 shares held by Atlas Venture Opportunity Fund I, L.P., or Atlas Fund I and (iv) 29,917 shares of the Company’s common stock subject to options held by Michael Gladstone. Each of Michael Gladstone and Jason Rhodes, a current and former member of our Board of Directors, respectively, is a Partner at Atlas Venture Life Science Advisors, LLC, or Atlas Venture, and disclaims beneficial ownership of the shares noted herein. Atlas Venture Associates XI, L.P. is the general partner of Atlas Fund XI, and Atlas Venture Associates XI, LLC is the general partner of Atlas Venture Associates XI, L.P. Each of Atlas Venture Associates XI, L.P. and Atlas Venture Associates XI, LLC may be deemed to beneficially own the shares held by Atlas Fund XI. Atlas Venture Associates Opportunity I, L.P. is the general partner of Atlas Fund I, and Atlas Venture Associates Opportunity I, LLC, or AVAO, LLC, is the general partner of Atlas Venture Associates Opportunity I, L.P. Each of Atlas Venture Associates Opportunity I, L.P. and AVAO, LLC may be deemed to beneficially own the shares held by Atlas Fund I. Bruce Booth, Jean-Francois Formela, David Grayzel, Jason Rhodes and Kevin Bitterman are the members of Atlas Venture Associates XI, LLC and AVAO, LLC and collectively make investment decisions on behalf of Atlas Fund XI and Atlas Fund I. The business address of Atlas Fund XI and Atlas Fund I is 300 Technology Square, 8th Floor, Cambridge, MA 02139.
(2)
Based on information contained on a Schedule 13D filed November 7, 2024. Consists of (i) 5,779,071 shares held by OrbiMed Private Investments VII, LP, or OPI VII. OrbiMed Capital GP VII LLC, or OrbiMed GP VII is the general partner of OPI VII. OrbiMed Advisors LLC, or OrbiMed Advisors is the managing member of OrbiMed GP VII and (ii) 29,917 shares of the Company’s common stock subject to options held by David Bonita. By virtue of such relationships, OrbiMed GP VII and OrbiMed Advisors may be deemed to have voting and investment power with respect to the shares held by OPI VII and as a result may be deemed to have beneficial ownership of such shares. David P. Bonita, a member of OrbiMed Advisors, is a member of our Board of Directors. OrbiMed Advisors exercises investment and voting power through a management committee comprised of Carl L. Gordon, Sven H. Borho and W. Carter Neild. Each of OrbiMed GP VII, OrbiMed Advisors, and David P. Bonita disclaims beneficial ownership of the shares held by OPI VII, except to the extent of its or his pecuniary interest therein if any. The business address is 601 Lexington Avenue, 54th Floor, New York, NY 10022.
(3)
Based on information contained on a Schedule 13G filed February 14, 2025. Consists of 3,724,167 shares of common stock held by BML Investment Partners, L.P., or BML. BML is a Delaware limited partnership whose sole general partner is BML Capital Management, LLC or BML LLC. The managing member of BML LLC is Braden M. Leonard. As a result, Braden M. Leonard is deemed to be the indirect owner of the shares held directly by BML Investment Partners, L.P. Despite such shared beneficial ownership, the reporting persons disclaim that they constitute a statutory group within the meaning of Rule 13d-5(b)(1) of the Exchange Act. The business address is 65 E. Cedar, Suite 2, Zionsville, IN 46077.
(4)
Based on information contained on a Schedule 13G filed on February 14, 2024. Consists of 3,182,444 shares of common stock held by EcoR1 Capital, LLC or EcoR1. The reporting persons are EcoR1 Capital, LLC, Oleg Nodelman and EcoR1 Capital Fund Qualified, L.P., or Qualified Fund. EcoR1 is the general partner and investment adviser of private funds, including Qualified Fund, or the Funds. Mr. Nodelman is the control person of EcoR1. Each of EcoR1, Oleg Nodelman and Qualified Fund disclaim beneficial ownership of the securities except to the extent of their respective pecuniary interests therein. The business address is 357 Tehama Street #3, San Francisco, CA 94103.
(5)
Based on information contained on a Schedule 13G filed on November 14, 2024. Consists of 2,830,248 shares of common stock held by T. Rowe Price Investment Management, Inc. The business address is 101 E. Pratt Street, Baltimore, MD 21201.
(6)
Based on information contained on a Schedule 13G filed February 8, 2023. Consists of 2,642,762 shares of common stock held of record by Novartis Institutes for BioMedical Research, Inc., or NIBRI. As the indirect parent of NIBRI, Novartis AG, or Novartis, may be deemed to beneficially own these securities. The business address for NIBRI is 181 Massachusetts Avenue, Cambridge, Massachusetts 02139 and the business address for Novartis AG is Lichstrasse 35, Basel, Switzerland.
(7)
Based on information contained on a Schedule 13G filed on February 12, 2025. Consists of 2,536,540 shares of common stock held by FMR LLC. The business address is 245 Summer Street, Boston, MA 02210.

(8)
Based on information contained on a Schedule 13G filed on September 27, 2024. Consists of 2,415,000 shares of common stock held by TCG Crossover GP II, L.P. or TCG Crossover. TCG Crossover Fund II, L.P. or TCG Crossover LP is the general partner of TCG Crossover. Chen Yu is the sole managing member of TGC Crossover LP. Each of TCG Crossover, TCG Crossover LP and Chen Yu disclaim beneficial ownership of the securities except to the extent of their respective pecuniary interests therein. The business address is 705 High Street, Palo Alto, CA 94301.
(9)
Based on information contained on a Schedule 13G/A filed November 12, 2024. Consists of (i) 1,264,345 shares held by Biotechnology Value Fund, L.P., or BVF, (ii) 966,683 shares held by Biotechnology Value Fund II, L.P., or BVF2, (iii) 114,139 shares held by Biotechnology Value Trading OS LP, or Trading Fund OS; and (iv) 27,766 shares held by BVF Partners L.P., or Partners. BVF I GP LLC, or BVF GP, as the general partner of BVF, may be deemed to beneficially own the shares beneficially owned by BVF. BVF II GP LLC, or BVF2 GP, as the general partner of BVF2, may be deemed to beneficially own the shares beneficially owned by BVF2. BVF Partners OS Ltd., or Partners OS, as the general partner of Trading Fund OS, may be deemed to beneficially own the shares beneficially owned by Trading Fund OS. BVF GP Holdings LLC, or BVF GPH, as the sole member of each of BVF GP and BVF2 GP, may be deemed to beneficially own the shares beneficially owned in the aggregate by BVF and BVF2. Partners as the sole member of Partners OS, and the investment manager of BVF, BVF2 and Trading Fund OS, may be deemed to beneficially own the shares beneficially owned in the aggregate by BVF, BVF2, and Trading Fund OS. BVF Inc., as the general partner of Partners, may be deemed to beneficially own the shares beneficially owned by Partners. Mark Lampert, as a director and officer of BVF Inc. may be deemed to beneficially own the shares beneficially owned by BVF Inc. The address for the BVF entities is located at 44 Montgomery Street, 40th Floor, San Francisco, CA 94104.
(10)
Consists of (i) 1,218,836 shares of our common stock with 76,178 shares subject to forfeiture, and (ii) 838,901 shares of our common stock subject to options that are exercisable within 60 days of March 31, 2025.
(11)
Consists of (i) 128,630 shares of our common stock with 0 shares subject to forfeiture, and (ii) 62,451 shares of our common stock subject to options that are exercisable within 60 days of March 31, 2024.
(12)
Consists of 148,332 shares of our common stock subject to options that are exercisable within 60 days of March 31, 2025.
(13)
Consists of (i) 85,753 shares of our common stock with 0 shares subject to forfeiture, and (ii) 37,819 shares of our common stock subject to options that are exercisable within 60 days of March 31, 2025.
(14)
Consists of 83,916 shares of our common stock subject to options that are exercisable within 60 days of March 31, 2025.
(15)
Consists of 82,567 shares of our common stock subject to options that are exercisable within 60 days of March 31, 2025.
(16)
Consists of 23,333 shares of our common stock subject to options that are exercisable within 60 days of March 31, 2025.
(17)
Consists of (i) 1,433,219 shares of common stock with 76,178 shares subject to forfeiture and (ii) 2,087,941 shares of common stock subject to options that are exercisable within 60 days of March 31, 2025.

EXECUTIVE OFFICERS

The following table provides information regarding our executive officers as of March 31, 2025:

Name	Age	Position(s)
Natalie Holles	52	Chief Executive Officer and Director
Edward R. Conner, M.D.	52	Chief Medical Officer
Christopher M. Murphy	41	Chief Financial and Business Officer
Christopher J. Dinsmore, Ph.D.	59	Chief Scientific Officer
Dennis Dean, Ph.D.	63	Chief Non-Clinical Development Officer
Julie Person	51	Chief Administrative Officer
Jennifer Dittman	42	Chief Operating Officer

Natalie Holles

For information regarding Natalie Holles, please refer to “Proposal No. 1 — Election Class III of Directors.”

Edward R. Conner, M.D. has served as our Chief Medical Officer since June 2022. Dr. Conner previously served as Chief Medical Officer of Locanabio, Inc., or Locanabio, from July 2021 until June 2022. Prior to joining Locanabio, Dr. Conner was the Site Lead and Division Head of Gene Therapy Medical & Development at Astellas Gene Therapies , or Astellas, from January 2020 to July 2021. Before Astellas, Dr. Conner served as the Chief Medical Officer and Senior Vice President of Audentes (now Astellas Gene Therapies) from July 2019 to January 2020. Dr. Conner previously served as Chief Medical Officer and Senior Vice President at Sangamo Therapeutics, Inc. from November 2016 until May 2019, and as Vice President, Clinical Development of Ultragenyx Pharmaceutical Inc. from January 2015 until October 2016. Earlier in his career, Dr. Conner also served as the Senior Medical Director at BioMarin Pharmaceutical Inc. from November 2013 to December 2014 and as Medical Director at Genentech, Inc. (now a member of the Roche Group) from June 2008 to October 2013. In these roles, Dr. Conner led functions including clinical development and operations, medical affairs, regulatory, drug safety and patient advocacy. Dr. Conner has been a member of the board of directors of Imara Inc. since April of 2020. Dr. Conner holds a B.S. in biology from Duke University and an M.D. from the University of California, San Francisco.

Christopher M. Murphy has served as our Chief Financial and Business Officer since January 2024. Prior to joining us, Mr. Murphy held positions of increasing responsibility at Horizon Therapeutics PLC, or Horizon, from March 2014 to May 2020, serving as Vice President of Business Development from March 2014 to November 2015, Group Vice President of Corporate Development from November 2015 to October 2017, Group Vice President of Operations, Inflammation Business Unit from October 2017 to June 2018, and most recently as Group Vice President, Commercial Operations and Analytics from June 2018 to May 2020. Prior to Horizon, Mr. Murphy held positions of increasing responsibility in the Life Sciences Investment Banking Group at JMP Securities LLC, or JMP, from July 2008 to March 2014, serving most recently as a Director from February 2014 to March 2014. Prior to JMP, Mr. Murphy served as a Consultant in the Litigation and Investigation Group of Navigant Consulting, Inc. from July 2006 to June 2008. Mr. Murphy holds a B.B.A. in Finance from the University of Notre Dame.

Christopher J. Dinsmore, Ph.D., has served as our Chief Scientific Officer since May 2024. Prior to joining us, Dr. Dinsmore served as the Chief Scientific Officer at Kronos Bio, Inc., a biopharmaceutical company since June 2020. Previously, Dr. Dinsmore was an Entrepreneur-in-Residence at Third Rock Ventures from June 2019 to June 2020. He also served as Vice President and Head of Chemistry at Forma Therapeutics, a biopharmaceutical company, from December 2013 to June 2019. Earlier, Dr. Dinsmore served at Merck Research Laboratories for 19 years. Dr. Dinsmore also serves on the scientific advisory board for Stablix, Inc., a biotechnology company, and on the advisory board for WARF Therapeutics. Dr. Dinsmore received his B.A. in Chemistry and Art from Bowdoin College and his Ph.D. in Synthetic Organic Chemistry from the University of Minnesota in Minneapolis, and then conducted postdoctoral research in chemical synthesis at Harvard University.

Dennis Dean, Ph.D., has served as our Chief Nonclinical Development Officer since May 2024. Dr. Dean previously served as the Chief Development Officer at IFM Therapeutics, LLC, from March 2016 to May 2024. From September 2009 to March 2016, Dr. Dean served in various roles of increasing responsibility at Vertex Pharmaceuticals Incorporated, a biotechnology company, including as the Senior Vice President of Exploratory Development and Vice President, DMPK. Prior to that, Dr. Dean served as an Executive Director at Merck & Co.

Inc. Dr. Dean earned his B.S. and Ph.D at SUNY, Buffalo and completed a postdoctoral fellowship at Emory University

Julie Person has served as our Chief Administrative Officer since June 2022. Ms. Person served as the Chief People Officer of Neumora Therapeutics, Inc., or Neumora, from January 2021 until June 2022. Prior to joining Neumora, Ms. Person was the Senior Vice-President of Human Resources at Audentes from April 2020 to January 2021 and the Vice-President of Human Resources at Sangamo Therapeutics, Inc. from March 2019 to April 2020. Ms. Person also served as Vice President Talent and Organization Development at Shire plc (now Takeda Pharmaceutical Co Ltd) from February 2017 until March 2019, and as its Vice President of Global Head of Talent Management from June 2016 until February 2017. Ms. Person earned a B.A. in Communications from the Saint Mary’s College of California and attended the University of Michigan Ross School of Business Executive Leadership Program.

Jennifer Dittman, M.S., has served as our Chief Operating Officer since November 2024 and Chief Development Operations Officer since May 2024. Ms. Dittman was previously our Vice President and Head of Regulatory Affairs from November 2022 to May 2024. Previously, Ms. Dittman was the Vice President of Regulatory Affairs and Medical Writing at Generation Bio Co., a biotechnology company, from July 2021 to November 2022. Prior to Generation Bio, Ms. Dittman held various roles of increasing responsibility including Executive Director of Regulatory Affairs at Vertex Pharmaceuticals Inc., a biotechnology company, from April 2016 to June 2021. Prior to Vertex, she also held multiple roles in Regulatory Science at bluebird bio, Inc., a biotechnology company, from July 2013 to July 2016. Ms. Dittman earned her B.S in Biology at the University of Rhode Island and earned her M.S. at Northeastern University.

EXECUTIVE COMPENSATION

The following tables and accompanying narrative disclosure set forth information about the compensation provided to our named executive officers during the years ended December 31, 2024 and 2023. Our named executive officers as of the end of the fiscal year ended December 31, 2024, were:

•
Natalie Holles, Chief Executive Officer;
•
Christopher M. Murphy, Chief Financial and Business Officer;
•
Christopher J. Dinsmore, Ph.D., Chief Scientific Officer;

Summary Compensation Table

The following table presents summary information regarding the total compensation for services rendered in all capacities that was awarded to and earned by our named executive officers during the years ended December 31, 2023 and 2024.

Name and Principal Position	Year	Salary ($)		Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)	Total ($)
Natalie Holles
Chief Executive Officer	2024	611,000		3,227,141	319,248	—	4,157,389
	2023	608,000		1,599,473	334,400	—	2,541,873
Christopher M. Murphy
Chief Financial and Business Officer	2024	487,702	(3)	3,349,306	185,327	—	4,022,334
Christopher J. Dinsmore, Ph.D.
Chief Scientific Officer	2024	301,846	(4)	3,141,396	114,702	—	3,557,944

(1)
Represents the grant date fair value of stock options awarded during the year ended December 31, 2024, and December 31, 2023, as applicable, as computed in accordance with FASB ASC Topic 718. The assumptions used in calculating the grant date fair value of the stock options reported in the Option Awards column are set forth in Note 2 to our financial statements included in our 2024 Annual Report. The amounts reported in this column reflect the accounting cost for these stock options, and do not correspond to the actual economic value that may be received by our named executive officers from the stock options. Note that with respect to options granted on December 31, 2023, the grant date fair value includes the incremental fair value associated with the repricing or certain stock options.
(2)
For additional information regarding the non-equity incentive plan compensation, see the section entitled “Non-Equity Incentive Plan Compensation.”
(3)
Mr. Murphy was appointed as the Chief Financial and Business Officer on January 4, 2024. The 2024 salary reported reflects the pro rata portion of Mr. Murphy’s annual salary of $495,000 earned from commencement of his employment through December 31, 2024.
(4)
Dr. Dinsmore was appointed as the Chief Scientific Officer on May 15, 2024. The 2024 salary reported reflects the pro rata portion of Dr. Dinsmore's annual salary of $480,000 earned from commencement of his employment through December 31, 2024.

Non-Equity Incentive Plan Compensation

Annual bonuses for our executive officers are based on the achievement of corporate performance objectives.

For the 2024 bonuses, these objectives included development, scientific, and strategic milestones. For 2024, based on achievement levels of these objectives, each of Ms. Holles, Dr. Conner, Mr. Murphy, Dr. Dinsmore, Dr. Dean, Ms. Person and Ms. Dittman were awarded the bonuses reflected in the table above, which represented 95% of each individual’s 2024 target bonus. Each named executive officer’s target bonus is described in the section below entitled “—Employment Agreements.”

For the 2023 bonuses, these objectives included development, scientific, and strategic milestones. For 2023, Ms. Holles was awarded the bonus reflected in the table above, which represented 100% of her 2023 target bonus.

2024 Outstanding Equity Awards at Fiscal Year-End Table

The following table presents, for each of our named executive officers, information regarding outstanding stock options and stock awards held as of December 31, 2024.

	Option Awards						Stock Awards
Name	Grant Date		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)(1)	Option Expiration Date	Grant Date		Number of Units of Stock That Have Not Vested (#)	Market Value of Units of Stock That Have Not Vested ($)(2)
Natalie Holles							8/9/2021	(3)(4)	201,784	2,076,357
Chief Executive Officer							8/9/2021	(3)(5)	26,748	275,237
	3/6/2023	(3)(6)	287,719	146,135	$4.20	2/16/2032
	3/6/2023	(7)(8)	111,041	93,959	$4.20	10/24/2032
	3/6/2023	(7)(9)	157,500	202,500	$4.20	3/5/2033
	1/5/2024	(7)(10)	90,750	305,250	$10.89	1/5/2034
Christopher M. Murphy	1/5/2024	(7)(11)	—	410,000	$10.89	1/5/2034
Chief Financial and Business Officer
Christopher J. Dinsmore, Ph.D.	5/16/2024	(7)(12)	—	297,000	$14.23	5/16/2034
Chief Scientific Officer

(1)
On March 6, 2023, our Board of Directors, pursuant to the terms of our 2019 Equity Incentive Plan (2019 Plan) and the 2022 Plan (collectively, the Plans), agreed to reset the per-share exercise price of options previously granted under the Plans that have exercise prices that exceed $8.60 per share (the Designated Options), and therefore were “underwater,” to $4.20 per share, which is equal to the closing price of a share of the Company’s common stock on March 6, 2023. No other terms of the Designated Options were modified, and the Designated Options continue to vest according to their original vesting schedules and retain their original expiration dates.
(2)
Values in this column are calculated using the closing price of our common stock on December 31, 2024, which was $10.29 per share, as reported on the Nasdaq Global Market.
(3)
Equity award was granted under the 2019 Plan.
(4)
Represents a restricted stock award subject to our right of repurchase. The repurchase right lapses pursuant to the stock award’s vesting schedule, which is as follows: 25% of the shares underlying the stock award shall vest on August 9, 2022 and the remaining 75% of the shares underlying the stock award vest in equal quarterly installments over 36 months thereafter, subject to Ms. Holles’ continued service to us.
(5)
Represents a restricted stock award subject to our right of repurchase. The repurchase right lapses pursuant to the stock award’s vesting schedule, which is as follows: following the date of our Series A-2 Preferred Stock Financing, (i) 35,664 of the shares underlying the stock award shall vest on August 9, 2021, and (ii) 106,994 of the shares underlying the stock award vest in equal quarterly installments over 36 months thereafter, subject to Ms. Holles’ continued service to us.

(6)
The option vests over a four-year period, which is as follows: (i) 1/16th of the total shares underlying the stock option shall vest on May 17, 2022, and (ii) 1/16th of the total shares underlying the award shall vest in equal quarterly installments thereafter until fully vested, subject to Ms. Holles’ continued service to us.
(7)
Equity award was granted under the 2022 Plan.
(8)
The option vests over a four-year period, which is as follows: (i) 1/48th on November 25, 2022, after which (ii) 1/48th of the total shares vest monthly, subject to Ms. Holles’ continued service to us.
(9)
The option vests over a four-year period, which is as follows: (i) 1/48th on April 6, 2023, after which (ii) 1/48th of the total shares vest monthly, subject to continued service through each applicable vesting date.
(10)
The option vests over a four-year period, which is as follows: (i) 1/48th on February 5, 2024, after which (ii) 1/48th of the total shares vest monthly, subject to continued service through each applicable vesting date.
(11)
The option vests over a four-year period, which is as follows: (i) 1/4th of the total shares vest on January 5, 2025, after which (ii) 1/48th of the total shares vest monthly, subject to Mr. Murphy's continued service to us.
(12)
The option vests over a four-year period, which is as follows: (i) 1/4th of the total shares vest on May 16, 2025, after which (ii) 1/48th of the total shares vest monthly, subject to Dr. Dinsmore's continued service to us.

Change in Control and Severance Arrangements with Our Named Executive Officers

Employment Agreements

Natalie Holles

We are party to an offer letter agreement with Natalie Holles, dated August 24, 2022 (the “Holles Offer Letter”), which amends and restates her employment agreement with us dated July 2, 2021. Pursuant to the Holles Offer Letter, Ms. Holles is an “at-will” employee without a set term and entitled to an annualized initial base salary of $500,000 (which has been subsequently increased to $611,00), and eligible for an annual incentive bonus of up to 50% of her annualized base salary (which bonus percentage was increased to 55% on December 17, 2024). Additionally, in 2022 we paid Ms. Holles a one-time special bonus of $1,867,102, or Special Bonus. The Special Bonus is subject to a three-year vesting schedule ending August 22, 2025, with six-month cliffs. Pursuant to her participation agreement under our Executive Severance Policy (as described in greater detail below), in the event Ms. Holles’ employment is terminated before the end of the three-year vesting period we will be permitted to claw back the then-unvested portion of the Special Bonus, provided, however, that if Ms. Holles’ employment is terminated by us other than for cause or if she resigns for good reason within (a) 12 months following a change in control or (b) three months preceding a change in control but her separation occurs after a potential change in control, the unvested portion of the Special Bonus will accelerate and will not be subject to clawback so long as Ms. Holles has executed a general release of claims in the form prescribed by us. The Special Bonus was paid to offset Ms. Holles’ tax liability as a result of the forgiveness of the promissory note from Ms. Holles prior to our IPO.

Christopher M. Murphy

We are party to an offer letter agreement with Christopher M. Murphy, dated December 19, 2023 (the “Murphy Offer Letter”). Pursuant to the Murphy Offer Letter, Mr. Murphy is an “at-will” employee without a set term and entitled to an annualized base salary of $495,000, and eligible for an annual incentive bonus of up to 40% of his annualized base salary.

Christopher J. Dinsmore, Ph.D.

We are party to an offer letter agreement with Christopher Dinsmore, dated May 3, 2024 (the “Dinsmore Offer Letter”). Pursuant to the Dinsmore Offer Letter, Dr. Dinsmore is an “at-will” employee without a set term and entitled to an annualized base salary of $480,000, and eligible for an annual incentive bonus of up to 40% of his annualized base salary.

Potential Payments upon Termination or Change of Control

In July 2022, our Board of Directors approved the terms of an Executive Officer Severance Policy. Under this policy, each of our officers, including our named executive officers, has entered or will enter into a participation agreement pursuant to which he or she will become a beneficiary of our Executive Officer Severance Policy, or the COC Policy.

Pursuant to the COC Policy and her participation agreement, in the event that our Chief Executive Officer is terminated without “cause” or resigns for “good reason” (A) within three months before or (B) 12 months following a “change of control” of the Company, but as to part (A) only if the “separation” occurs after a “potential change in control” (as such terms are defined in the COC Policy), Natalie Holles will be entitled to: (i) an amount equal to 18 months of her base salary at the rate in effect immediately prior to such termination; (ii) an amount equal to 150% of her target bonus in effect immediately prior to such termination; (iii) a pro-rata portion of her annual bonus for the fiscal year in which her termination occurs; (iv) the Special Bonus will accelerate and become fully vested and no longer subject to clawback, with the payments mentioned in (i) to (iii) to be paid in a cash lump sum; and (v) to the extent she timely elects to receive continued coverage under our group healthcare plans, we will pay the full cost of such continued coverage for a period ending on the earlier of (x) 18 months following the termination date and (y) the date that she becomes eligible for coverage under another employer’s plans. In addition, each of the Chief Executive Officer’s outstanding equity awards, excluding awards that would otherwise vest upon satisfaction of performance criteria (including, for the avoidance of doubt, any awards subject to both performance-based and time-based vesting criteria), will become vested and exercisable, as applicable, with respect to 100% of the underlying shares subject to time-based vesting. For the avoidance of doubt, any outstanding equity awards subject to performance-based vesting will continue to be subject to the applicable performance-based vesting condition set forth in such equity award. All such severance payments, benefits and vesting acceleration are subject to each named executive officer’s execution of a general release of claims against us.

Additionally, in the event that our Chief Executive Officer is terminated without “cause” or resigns for “good reason” outside of the period three months before or 12 months after a “change of control” (as such terms are defined in the COC Policy), Ms. Holles will be entitled to (i) an amount equal to 12 months of her base salary at the rate in effect immediately prior to such termination to be received in equal installments over 12 months; (ii) a pro-rata portion of her annual bonus for the fiscal year in which her termination occurs to be paid in a cash lump sum; and (iii) to the extent she timely elects to receive continued coverage under our group healthcare plans, we will pay the full cost of such continued coverage for a period ending on the earlier of (x) 12 months following the termination date and (y) the date that she becomes eligible for coverage under another employer’s plans. In addition, each of the Chief Executive Officer’s outstanding equity awards, excluding awards that would otherwise vest upon satisfaction of performance criteria (including, for the avoidance of doubt, any awards subject to both performance-based and time-based vesting criteria) will become vested and exercisable, as applicable, with respect to 12 additional months of vesting credit of the underlying shares subject to time-based vesting. For the avoidance of doubt, any outstanding equity awards subject to performance-based vesting will continue to be subject to the applicable performance-based vesting condition set forth in such equity award. All such severance payments, benefits and vesting acceleration are subject to the chief executive officer’s execution of a general release of claims against us.

In the event that an executive officer of the Company (other than the Chief Executive Officer) is terminated without “cause” or resigns for “good reason” (A) within three months before or (B) 12 months following a “change of control” of the Company, but as to part (A) only if the “separation” occurs after a “potential change in control” (as such terms are defined in the COC Policy), such executive officer will be entitled to: (i) an amount equal to 12 months of his or her base salary at the rate in effect immediately prior to such termination; (ii) an amount equal to 100% of his or her target bonus in effect immediately prior to such termination with the payments mentioned in (i) and (ii) to be paid in a cash lump sum; and (iii) to the extent he or she timely elects to receive continued coverage under our group healthcare plans, we will pay the full cost of such continued coverage for a period ending on the earlier of (x) 12 months following the termination date and (y) the date that he or she becomes eligible for coverage under another employer’s plans. In addition, each of the executive officer’s outstanding equity awards, excluding awards that would otherwise vest upon satisfaction of performance criteria (including, for the avoidance of doubt, any awards subject to both performance-based and time-based vesting criteria) will become vested and exercisable, as applicable, with respect to 100% of the underlying shares subject to time-based vesting. For the avoidance of doubt, any outstanding equity awards subject to performance-based vesting will continue to be subject to the applicable performance-based vesting condition set forth in such equity award. All such severance payments, benefits and vesting acceleration are subject to such executive officer’s execution of a general release of claims against us.

Additionally, in the event that an executive officer (other than the Chief Executive Officer) is terminated without “cause” or resigns for “good reason” outside of the period three months before or 12 months after a “change of control” (as such terms are defined in the COC Policy), he or she will be entitled to (i) an amount equal to 9 months of his or her base salary at the rate in effect immediately prior to such termination, to be received in equal installments over 9 months and (ii) to the extent he or she timely elects to receive continued coverage under our group healthcare plans, we will pay the full cost of such continued coverage for a period ending on the earlier of (x) 9 months following the termination date and (y) the date that he or she becomes eligible for coverage under another employer’s plans. All such severance payments and benefits are subject to such named executive officer’s execution of a general release of claims against us.

EQUITY COMPENSATION PLAN INFORMATION

The following table presents information as of December 31, 2024 with respect to compensation plans under which shares of our common stock may be issued.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (1)	Weighted-average exercise price of outstanding options, warrants and rights (1)	Number of securities remaining available for future issuance under equity compensation plans (2)
Equity compensation plans approved by security holders	5,817,248	$8.09	4,830,003
Equity compensation plans not approved by security holders	—	—	—
Total	5,817,248	$8.09	4,830,003

(1)
Includes our 2019 Plan and our 2022 Plan. Excludes purchase rights accruing under our 2022 Employee Stock Purchase Plan.
(2)
There are no shares of common stock available for issuance under our 2019 Plan, but the plan continues to govern the terms of stock options granted thereunder. Any shares of common stock that are subject to outstanding awards under the 2019 Plan that are issuable upon the exercise of stock options that expire or become unexercisable for any reason without having been exercised in full will generally be available for future grant and issuance under our 2022 Plan. In addition, the 2022 Plan provides for an automatic increase in the number of shares reserved for issuance thereunder on January 1 of each year for the remaining term of the plan equal to (a) 5.0% of the number of issued and outstanding shares of common stock on December 31 of the immediately preceding year, or (b) an amount as approved by the Board of Directors each year. Pursuant to this provision, the number of shares reserved for grant and issuance under our 2022 Plan increased by 2,254,514 shares on January 1, 2025. Also, the 2022 Employee Stock Purchase Plan provides for an automatic annual increase in the number of shares reserved for issuance thereunder on January 1 of each year for the remaining term of the plan equal to (a) 1.0% of the number of issued and outstanding shares of common stock on December 31 of the immediately preceding year, or (2) a lesser amount as approved by the Board of Directors each year. Pursuant to this provision, the number of shares reserved for grant and issuance under our 2020 Employee Stock Purchase Plan increased by 450,902 shares on January 1, 2025.

CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS

Other than the executive officer and director compensation arrangements discussed above under the headings “Executive Compensation” and “Proposal No. 1 – Election of Directors – Director Compensation,” respectively, below we describe the transactions to which we were a party since January 1, 2023, in which the amount involved exceeded the lesser of $120,000 and 1% of the average of the Company’s total assets at year-end for the prior two completed fiscal years and in which our directors, executive officers, former directors, former executive officers, director nominees and holders of more than 5% of our common stock, or other persons as may be required to be disclosed pursuant to Item 404 of Regulation S-K, had a direct or indirect material interest.

Novartis Agreements

We are party to a license agreement, or the Novartis Agreement, with Novartis, a holder of more than 5% of our outstanding common stock. Pursuant to the Novartis Agreement, Novartis granted us an exclusive, worldwide, sublicensable (subject to certain requirements therein) license under specified patent rights and know-how related to three licensed compounds to develop, make, use and sell certain products incorporating or comprising a licensed compound, or the Licensed Products. Under the Novartis Agreement, we are solely responsible for all research, development, regulatory and commercialization activities related to the Licensed Products. We are required to use commercially reasonable efforts to develop and seek regulatory approval for, and commercialize, at least one Licensed Product in the United States, France, Germany, Italy, Spain, the United Kingdom and Japan.

Pursuant to the Novartis Agreement, we made a one-time payment of $0.4 million to Novartis and agreed to issue shares of preferred stock pursuant to that certain Investment Letter dated as of June 27, 2019, or the Novartis Investment Letter. Pursuant to the Novartis Investment Letter, we have issued Novartis 5,970,000 shares of Series A-1 Preferred Stock (2,642,762 shares of common stock following the conversion of such preferred stock in connection with our IPO), consisting of shares issued as part of entering into the agreement and shares issued subsequently under the anti-dilution right included within the license agreement. Further, we are obligated to pay Novartis up to an aggregate of (a) $31.7 million upon the achievement of certain specified development milestones for the Licensed Products and (b) $200.0 million upon the achievement of certain specified sales and commercialization milestones with respect to the Licensed Products. We are also required to pay Novartis, on a Licensed Product-by-Licensed Product and country-by-country basis, tiered royalties in the single-digit percentage range on annual net sales of Licensed Products, subject to reduction and offset upon certain specified events. The foregoing royalty payment obligations will expire on the latest to occur of: (i) expiration of the last valid claim of the licensed patent rights that covers such Licensed Product in such country; (ii) the expiration of any regulatory exclusivity for such Licensed Product in such country; and (iii) ten years following the first commercial sale of such Licensed Product in such country. Upon the expiration of such royalty term in a particular country for a particular Licensed Product, the license granted to us with respect to such Licensed Product in such country will become fully paid-up, royalty-free, transferable, perpetual and irrevocable.

The Novartis Agreement will expire (a) on a Licensed Product-by-Licensed Product and country-by-country basis, upon expiration of the royalty term for such Licensed Product in such country and (b) in its entirety upon the expiration of the royalty term with respect to the last Licensed Product being developed, manufactured or commercialized worldwide. Each party may terminate the Novartis Agreement for uncured material breach by the other party or in the case of the other party’s insolvency. Additionally, we have the right to terminate the Novartis Agreement for convenience upon 90 days’ prior written notice to Novartis. Upon termination of the Novartis Agreement by us for convenience or by Novartis for our uncured material breach or insolvency, the license granted to us by Novartis will terminate and we will be obligated to, (i) grant to Novartis an exclusive, worldwide, reversion license under certain patent rights and know-how with respect to the terminated Licensed Products, (ii) transfer to Novartis certain know-how and regulatory documentation with respect to the terminated Licensed Products and (iii) to the extent applicable, use commercially reasonable efforts to transfer agreements between us and third parties that are solely related to the terminated licensed compounds and Licensed Products.

Policies and Procedures for Related-Person Transactions

Our Board of Directors has adopted a written related-person transactions policy. Under this policy, our executive officers, directors, nominees for election as a director, beneficial owners of more than 5% of our common stock, and any members of the immediate family of and any entity affiliated with any of the foregoing persons, are not permitted to enter into a material related person transaction with us without the review and approval of our audit committee, or a committee composed solely of independent directors in the event it is inappropriate for our audit committee to review such transaction due to a conflict of interest. The policy provides that any request for us to enter into a transaction with an executive officer, director, nominee for election as a director, beneficial owner of more than 5% of our common stock or with any of their immediate family members or affiliates in which the amount involved exceeds $120,000 will be presented to our audit committee for review, consideration and approval. In approving or rejecting any such proposal, our audit committee will consider the relevant facts and circumstances available and deemed relevant to the audit committee, including, but not limited to, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction.

ADDITIONAL INFORMATION

Stockholder Proposals to be Presented at Next Annual Meeting

We do not intend to hold future annual meetings of stockholders, including the 2026 annual meeting of stockholders, or the 206 Annual Meeting, if the Plan of Dissolution is approved with the Secretary of State of Delaware. In the event that we hold the 2026 Annual Meeting, stockholders may present proposals for consideration at the meeting and inclusion in our proxy statement as set forth below.

Requirements for Stockholder Proposals to be Brought Before an Annual Meeting.

Our Amended and Restated Bylaws provide that for stockholder nominations to our Board of Directors or other proposals to be considered at an annual meeting of stockholders, the stockholder must give timely notice thereof in writing to the Corporate Secretary at Third Harmonic Bio, Inc., 1700 Montgomery Street, Suite 210, San Francisco, California 94111.

To be timely for the 2026 Annual Meeting, a stockholder’s notice must be delivered to or mailed and received by our Corporate Secretary at our principal executive offices not earlier than the close of business on February 20, 2026 and not later than the close of business on March 22, 2026. A stockholder’s notice to the Corporate Secretary must set forth as to each matter the stockholder proposes to bring before the 2026 Annual Meeting the information required by applicable law and our Amended and Restated Bylaws. However, if the date of the 2026 Annual Meeting is more than 30 days before or more than 60 days after the one-year anniversary of the date of our 2026 Annual Meeting, for the stockholder notice to be timely, it must be delivered to the Corporate Secretary at our principal executive offices not earlier than the close of business on the 105th day prior to the currently proposed annual meeting and not later than the close of business on the later of (1) the 75th day prior to such annual meeting or (2) the close of business on the 10th day following the day on which public announcement of the date of such meeting is first made by us.

Requirements for Stockholder Proposals to be Considered for Inclusion in our Proxy Materials.

Stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act and intended to be presented at our 2026 Annual Meeting must be received by us not later than December 15, 2025 in order to be considered for inclusion in our proxy materials for that meeting. A stockholder’s notice to the Corporate Secretary must set forth as to each matter the stockholder proposes to bring before the 2026 Annual Meeting the information required by applicable law and our Amended and Restated Bylaws.

Available Information

The 2024 Annual Report is also available at https://ir.thirdharmonicbio.com.

“Householding” – Stockholders Sharing the Same Address

The SEC has adopted rules that permit companies and intermediaries (such as brokers) to implement a delivery procedure called “householding.” Under this procedure, multiple stockholders who reside at the same address may receive a single copy of our Annual Report on Form 10-K and proxy materials, including the Notice of Internet Availability, unless the affected stockholder has provided other instructions. This procedure reduces printing costs and postage fees, and helps protect the environment as well.

We expect that a number of brokers with account holders who are our stockholders will be “householding” our Annual Report on Form 10-K and proxy materials, including the Notice of Internet Availability. A single Notice of Internet Availability and, if applicable, a single set of Annual Report on Form 10-K and other proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from one or more of the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. Stockholders may revoke their consent at any time by contacting their broker. Stockholders of record may revoke their consent at any time by contacting Equiniti Trust Company, LLC, either by email through their website at https://equiniti.com/us/ast-access or by phone at +1 (800) 937-5449.

Upon written or oral request, we will undertake to promptly deliver a separate copy of the Notice of Internet Availability and, if applicable, proxy statement, proxy card, Annual Report on Form 10-K and other proxy materials to any stockholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the Notice of Internet Availability and, if applicable, proxy statement, proxy card, Annual Report on Form 10-K and other proxy materials, you may write our Investor Relations Department at Third Harmonic Bio, Inc., 1700 Montgomery Street, Suite 210, San Francisco, California 94111, or contact our Chief Financial and Business Officer, Christopher Murphy, by email at investors@thirdharmonicbio.com.

Any stockholders who share the same address and currently receive multiple copies of our Notice of Internet Availability or Annual Report on Form 10-K and other proxy materials who wish to receive only one copy in the future can contact their bank, broker or other holder of record to request information about “householding” or our Investor Relations Department at the address or telephone number listed above.

OTHER MATTERS

Our Board of Directors does not presently intend to bring any other business before the meeting and, so far as is known to the Board of Directors, no matters are to be brought before the meeting except as specified in the notice of the meeting. As to any business that may arise and properly come before the meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

ANNEX A

Plan of Liquidation and Dissolution

Of

THIRD HARMONIC BIO, Inc.

This Plan of Liquidation and Dissolution (this “Plan”) is intended to accomplish the dissolution (the “Dissolution”) of Third Harmonic Bio, Inc., a Delaware corporation (such corporation or a successor entity, the “Company”), in accordance with Section 275 of the Delaware General Corporation Law (the “DGCL”), and following such Dissolution, the winding up and liquidation of the Company, in accordance with Section 281(b) of the DGCL.

1.
Approval of Plan. The Board of Directors of the Company (the “Board”) has adopted this Plan and presented the Plan to the Company’s stockholders. If the Plan is adopted by the requisite vote of the Company’s stockholders, the Plan shall constitute the adopted Plan of the Company.
2.
Certificate of Dissolution. Subject to Section 15 hereof, after the stockholders of the Company approve the Dissolution, the Company shall file with the Office of the Secretary of State of the State of Delaware a certificate of dissolution (the “Certificate of Dissolution”) in accordance with the DGCL at such time as determined by the Board in its sole discretion (the time of such filing, or such later time as stated therein, the “Effective Time”).
3.
Cessation of Business Activities. After the Effective Time, the Company shall continue as a body corporate for the purpose of prosecuting and defending suits, whether civil, criminal or administrative, by or against the Company; gradually settling and closing its business; disposing of and conveying its property; discharging its liabilities and distributing to the Company’s stockholders any remaining assets; but not for the purpose of continuing the business for which the Company was organized.
4.
Continuing Employees and Consultants. The Company may hire or retain such employees, consultants, agents, trustees, advisors and others as the Company deems necessary or desirable to supervise or facilitate the Dissolution and subsequent liquidation and winding up of the Company.
5.
Liquidation and Winding Up Process. From and after the Effective Time, the Company shall complete the following corporate actions:
i.
The Company shall (a) pay or make reasonable provision to pay all claims and obligations, including all contingent, conditional or unmatured contractual claims known to the Company, (b) make such provision as will be reasonably likely to be sufficient to provide compensation for any claim against the Company which is the subject of a pending action, suit or proceeding to which the Company is a party, and (c) make such provision as will be reasonably likely to be sufficient to provide compensation for claims that have not been made known to the Company or that have not arisen but that, based on facts known to the Company, are likely to arise or to become known to the Company within 10 years after the Effective Time. All such claims shall be paid in full and any such provision for payment made shall be made in full if there are sufficient assets. If there are insufficient assets, such claims and obligations shall be paid or provided for according to their priority and, among claims of equal priority, ratably to the extent of assets legally available therefor.
ii.
After the payments and provisions pursuant to clause (i) above are made, if there are any assets remaining, the Company shall distribute to its stockholders, in accordance with the Company’s certificate of incorporation, as amended and/or restated through the Effective Time, all remaining assets, including all available cash, including the cash proceeds of any sale, exchange or disposition, except such cash, property or assets as are required for paying or making reasonable provision for the claims and obligations of the Company. Such distribution may occur all at once or in a series of distributions and shall be in cash or assets, in such amounts, and at such time or times, as the Board in its absolute discretion, may determine. In furtherance of Section 5(i) of this Plan, if and to the extent deemed necessary, appropriate or desirable by the Board, in its absolute discretion, the Company may establish and set aside a reasonable amount of cash and/or property to satisfy claims against the Company, including, without limitation, tax obligations, all expenses related to the sale of the

Company’s property and assets, all expenses related to the collection and defense of the Company’s property and assets, and the liquidation and dissolution provided for in this Plan.

Notwithstanding anything contained herein to the contrary, the Company, at the discretion of the Board, may opt to liquidate and wind-up the Company in accordance with the procedures set forth in Sections 280 and 281(a) of the DGCL.

1.
Cancellation of Stock. The distributions to the Company’s stockholders pursuant to Section 5 hereof, if any, shall be deemed to be in complete cancellation of all of the outstanding shares of capital stock of the Company as of the date that the continuation of the Company’s legal existence terminates in accordance with Section 278 of the DGCL. From and after the Effective Time, and subject to applicable law, each holder of outstanding shares of capital stock of the Company shall cease to have any rights in respect thereof, except the right to receive distributions, if any, pursuant to and in accordance with Section 5 hereof and applicable law. As a condition to receipt of distributions to the Company’s stockholders, with respect to any certificated shares of capital stock, the Company may require the Company’s stockholders to (i) surrender their certificates evidencing their shares of capital stock to the Company, or (ii) furnish the Company with evidence satisfactory to the Company of the loss, theft or destruction of such certificates, together with such surety bond or other security or indemnity as may be required by and satisfactory to the Company. The Company will close its stock transfer books and discontinue recording transfers of shares of capital stock of the Company at the Effective Time, and thereafter any certificate representing shares of capital stock of the Company will not be assignable or transferable on the books of the Company except by will, intestate succession, operation of law or upon the dissolution of a stockholder or its or their successor(s).
2.
Conduct of the Company Following Approval of the Plan. Under Delaware law, dissolution is effective upon the filing of a certificate of dissolution with the Secretary of State of the State of Delaware or upon such future effective date as may be set forth in the certificate of dissolution. Section 278 of the DGCL provides that a dissolved corporation shall be continued for the term of 3 years from such dissolution or for such longer period as the Court of Chancery shall in its discretion direct, a body corporate for the purpose of prosecuting and defending suits, whether civil, criminal or administrative, by or against it, and of enabling it gradually to settle and close its business, to dispose of and convey its property, to discharge its liabilities and to distribute to its stockholders any remaining assets, but not for the purpose of continuing the business for which the corporation was organized. With respect to any action, suit or proceeding begun by or against the corporation either prior to or within 3 years after the date of its dissolution, the action shall not abate by reason of the dissolution of the corporation; the corporation shall, solely for the purpose of such action, suit or proceeding, be continued as a body corporate beyond the 3-year period and until any judgments, orders or decrees therein shall be fully executed, without the necessity for any special direction to that effect by the Court of Chancery. The powers of the officers and directors of the Company shall continue during this time period in order to allow them to take the necessary steps to wind up the affairs of the corporation.
3.
Subsidiary. As part of its liquidation and winding up, the Company may take any and all actions with respect to its subsidiary, in accordance with the requirements of the laws and charter documents governing each subsidiary, to liquidate, dissolve and wind up or otherwise dispose of the subsidiary.
4.
Absence of Appraisal Rights. Under Delaware law, the Company’s stockholders are not entitled to appraisal rights for shares of capital stock of the Company in connection with the transactions contemplated by the Plan.
5.
Abandoned Property. If any distribution to a stockholder of the Company cannot be made, whether because such stockholder cannot be located, has not surrendered its certificate evidencing the capital stock as required hereunder or for any other reason, the distribution to which such stockholder is entitled shall be transferred, at such time as the final liquidating distribution is made by the Company, to the extent permitted by law, to the official of such state or other jurisdiction authorized by applicable law to receive the proceeds of such distribution. The proceeds of such distribution shall thereafter be held solely for the benefit of, and for ultimate distribution to, such stockholder as the sole equitable owner thereof and shall be treated as abandoned property and escheat to the applicable state or other jurisdiction in accordance with applicable law. In no event shall the proceeds of any such distribution revert to or become the property of the Company.
6.
Stockholder Consent to Sale of Assets. Adoption of this Plan by the requisite vote of the stockholders of the Company shall constitute the approval of such stockholders of the sale, exchange or other disposition in liquidation of all of the property and assets of the Company, whether such sale, exchange or other disposition occurs in one transaction or a series of transactions, and shall constitute ratification of all contracts for sale, exchange or other disposition that are conditioned on adoption of this Plan.
7.
Expenses of Dissolution. In connection with and for the purposes of implementing and assuring completion of this Plan, the Company may pay any brokerage, agency, professional and other fees and expenses of persons rendering services to the Company in connection with the collection, sale, exchange or other disposition of the Company’s property and assets and the implementation of this Plan.
8.
Compensation. In connection with and for the purpose of implementing and assuring the completion of this Plan, the Company may pay the Company’s officers, directors, employees, agents and representatives, or any of them, compensation or additional compensation above their regular compensation, including pursuant to severance and retention agreements, in money or other property, in recognition of the extraordinary efforts they, or any of them, will be required to undertake, or actually undertake, in connection with the implementation of this Plan. Adoption of this Plan by the requisite vote of the outstanding capital stock of the Company shall constitute the approval of the Company’s stockholders of the payment of any such compensation.
9.
Indemnification. The Company shall continue to indemnify, and advance expenses to, its officers, directors, employees, agents and trustee, as applicable, in accordance with its certificate of incorporation, bylaws, and contractual arrangements as therein or elsewhere provided, the Company’s existing directors’ and officers’ liability insurance policy and applicable law, and such indemnification and advancement shall apply to acts or omissions of such persons, as applicable, in connection with the implementation of this Plan and the winding up of the affairs of the Company. The Company is authorized to obtain and maintain insurance as may be necessary to cover the Company’s indemnification obligations or as the Board may determine to be necessary or desirable.
10.
Liquidating Trust. If deemed necessary, appropriate or desirable by the Board, in its sole and absolute discretion, in furtherance of this Plan, and based on advice of the Company’s legal, tax and accounting advisors, the Company may transfer to one or more liquidating trustees, for the benefit of the Company’s stockholders under a liquidating trust, all or a portion of the assets of the Company. If assets are so transferred, each holder of the Company’s common stock may receive an interest in the trust pro rata to its, his or her interest in the assets of the Company. All distributions from the trust will be made pro rata in accordance with the interests of the stockholders in the common stock held by them. The interests in the trust will not be transferrable except by operation of law or on death of the recipient. The Board is authorized to appoint one or more individuals, corporations, partnerships or other persons, or any combination, to act as a trustee or trustees for the benefit of the Company’s stockholders and to receive assets of the Company. Any past or current officer, director, employee, agent or representative of the Company may act as a trustee. Any trustee appointed will succeed to all right, title and interest of the Company of any kind or character with respect to the transferred assets and, to the extent of the assets so transferred and solely in the capacity as a trustee, shall assume all of the liabilities and obligations of the Company relating to those assets, including without limitation any unsatisfied claims and unascertained or contingent liabilities. Any conveyance of assets to a trustee shall be deemed to be a distribution of property and assets by the Company to the Company’s stockholders. Any conveyance by the Company to a trustee shall be in trust for the Company’s stockholders. The Company, as authorized by the Board in its sole and absolute discretion, may enter in to a liquidating trust agreement with one or more trustees, on such terms and conditions as the Board may deem necessary, appropriate or desirable. Adoption of this Plan by the stockholders of the Company shall constitute the approval of stockholders of any such appointment and any such liquidating trust agreement as their act and as a part hereof as if herein written
11.
Modification or Abandonment of the Plan. Notwithstanding adoption of this Plan by the stockholders of the Company, the Board may modify, amend or abandon this Plan and the transactions contemplated hereby without further action by such stockholders to the extent permitted by the DGCL.

12.
Authorization. The Board is hereby authorized, without further action by the stockholders of the Company, to do and perform or cause the officers of the Company to do and perform, any and all acts, and to make, execute, deliver or adopt any and all agreements, resolutions, conveyances, certificates and other documents of every kind that are deemed necessary, appropriate or desirable, to implement this Plan and the transactions contemplated hereby, including, without limiting the foregoing, all filings or acts required by any state or federal law or regulation to wind up the affairs of the Company.

ANNEX B

Sections 275 through 283 of the DGCL

§ 275. Dissolution generally; procedure.

(a)

If it should be deemed advisable in the judgment of the board of directors of any corporation that it should be dissolved, the board, after the adoption of a resolution to that effect by a majority of the whole board at any meeting called for that purpose, shall cause notice of the adoption of the resolution and of a meeting of stockholders to take action upon the resolution to be given to each stockholder entitled to vote thereon as of the record date for determining the stockholders entitled to notice of the meeting.

(b)

At the meeting a vote shall be taken upon the proposed dissolution. If a majority of the outstanding stock of the corporation entitled to vote thereon shall vote for the proposed dissolution, a certification of dissolution shall be filed with the Secretary of State pursuant to subsection (d) of this section.

(c)

Dissolution of a corporation may also be authorized without action of the directors if all the stockholders entitled to vote thereon shall consent in writing and a certificate of dissolution shall be filed with the Secretary of State pursuant to subsection (d) of this section.

(d)

If dissolution is authorized in accordance with this section, a certificate of dissolution shall be executed, acknowledged and filed, and shall become effective, in accordance with § 103 of this title. Such certificate of dissolution shall set forth:

(1)	The name of the corporation;

(2)	The date dissolution was authorized;

(3)

That the dissolution has been authorized by the board of directors and stockholders of the corporation, in accordance with subsections (a) and (b) of this section, or that the dissolution has been authorized by all of the stockholders of the corporation entitled to vote on a dissolution, in accordance with subsection (c) of this section;

(4)	The names and addresses of the directors and officers of the corporation; and

(5)	The date of filing of the corporation’s original certificate of incorporation with the Secretary of State.

(e)

The resolution authorizing a proposed dissolution may provide that notwithstanding authorization or consent to the proposed dissolution by the stockholders, or the members of a nonstock corporation pursuant to § 276 of this title, the board of directors or governing body may abandon such proposed dissolution without further action by the stockholders or members.

(f)

If a corporation has included in its certificate of incorporation a provision limiting the duration of its existence to a specified date in accordance with § 102(b)(5) of this title, a certificate of dissolution shall be executed, acknowledged and filed in accordance with § 103 of this title within 90 days before such specified date and shall become effective on such specified date. Such certificate of dissolution shall set forth:

(1)	The name of the corporation;

(2)	The date specified in the corporation’s certificate of incorporation limiting the duration of its existence;

(3)	The names and addresses of the directors and officers of the corporation; and

(4)	The date of filing of the corporation’s original certificate of incorporation with the Secretary of State.

The failure to timely file a certificate of dissolution pursuant to this subsection with respect to any corporation shall not affect the expiration of such corporation’s existence on the date specified in its certificate of incorporation pursuant to § 102(b)(5) of this title and shall not eliminate the requirement to file a certificate of dissolution as contemplated by this subsection. If a certificate of good standing is issued by the Secretary of State after the date specified in a corporation’s certificate of incorporation pursuant to § 102(b)(5) of this title, such certificate of good standing shall be of no force or effect.

(g)	A corporation shall be dissolved upon the earlier of:

(1)	The date specified in such corporation’s certificate of incorporation pursuant to § 102(b)(5) of this title; or

(2)	The effectiveness in accordance with § 103 of this title of a certificate of dissolution filed in accordance with this section.

§ 276. Dissolution of nonstock corporation; procedure.

(a)

Whenever it shall be desired to dissolve any nonstock corporation, the governing body shall perform all the acts necessary for dissolution which are required by § 275 of this title to be performed by the board of directors of a corporation having capital stock. If any members of a nonstock corporation are entitled to vote for the election of members of its governing body or are entitled to vote for dissolution under the certificate of incorporation or the bylaws of such corporation, such members shall perform all the acts necessary for dissolution which are contemplated by § 275 of this title to be performed by the stockholders of a corporation having capital stock, including dissolution without action of the members of the governing body if all the members of the corporation entitled to vote thereon shall consent in writing and a certificate of dissolution shall be filed with the Secretary of State pursuant to § 275(d) of this title. If there is no member entitled to vote thereon, the dissolution of the corporation shall be authorized at a meeting of the governing body, upon the adoption of a resolution to dissolve by the vote of a majority of members of its governing body then in office. In all other respects, the method and proceedings for the dissolution of a nonstock corporation shall conform as nearly as may be to the proceedings prescribed by § 275 of this title for the dissolution of corporations having capital stock.

(b)

If a nonstock corporation has not commenced the business for which the corporation was organized, a majority of the governing body or, if none, a majority of the incorporators may surrender all of the corporation rights and franchises by filing in the office of the Secretary of State a certificate, executed and acknowledged by a majority of the incorporators or governing body, conforming as nearly as may be to the certificate prescribed by § 274 of this title.

(c)

If a nonstock corporation has included in its certificate of incorporation a provision limiting the duration of its existence to a specified date in accordance with § 102(b)(5) of this title, a certificate of dissolution shall be executed, acknowledged and filed in accordance with § 103 of this title within 90 days before such specified date and shall become effective on such specified date. Such certificate of dissolution shall include the information required by § 275(f) of this title. The failure to timely file a certificate of dissolution pursuant to this subsection with respect to any nonstock corporation shall not affect the expiration of such corporation’s existence on the date specified in its certificate of incorporation pursuant to § 102(b)(5) of this title and shall not eliminate the requirement to file a certificate of dissolution as contemplated by this subsection. If a certificate of good standing is issued by the Secretary of State after the date specified in a nonstock corporation’s certificate of incorporation pursuant to § 102(b)(5) of this title, such certificate of good standing shall be of no force or effect.

§ 277. Payment of franchise taxes before dissolution, merger, transfer or conversion.

No corporation shall be dissolved, merged, transferred (without continuing its existence as a corporation of this State) or converted under this chapter until:

(1)

All franchise taxes due to or assessable by the State including all franchise taxes due or which would be due or assessable for the entire calendar month during which such dissolution, merger, transfer or conversion becomes effective have been paid by the corporation; and

(2)

All annual franchise tax reports including a final annual franchise tax report for the year in which such dissolution, merger, transfer or conversion becomes effective have been filed by the corporation; notwithstanding the foregoing, if the Secretary of State certifies that an instrument to effect a dissolution, merger, transfer or conversion has been filed in the Secretary of State’s office, such corporation shall be dissolved, merged, transferred or converted at the effective time of such instrument.

§ 278. Continuation of corporation after dissolution for purposes of suit and winding up affairs.

All corporations, whether they expire by their own limitation or are otherwise dissolved, shall nevertheless be continued, for the term of 3 years from such expiration or dissolution or for such longer period as the Court of Chancery shall in its discretion direct, bodies corporate for the purpose of prosecuting and defending suits, whether civil, criminal or administrative, by or against them, and of enabling them gradually to settle and close their business, to dispose of and convey their property, to discharge their liabilities and to distribute to their stockholders any remaining assets, but not for the purpose of continuing the business for which the corporation was organized. With respect to any action, suit or proceeding begun by or against the corporation either prior to or within 3 years after the date of its expiration or dissolution, the action shall not abate by reason of the dissolution of the corporation; the corporation shall, solely for the purpose of such action, suit or proceeding, be continued as a body corporate beyond the 3-year period and until any judgments, orders or decrees therein shall be fully executed, without the necessity for any special direction to that effect by the Court of Chancery.

Sections 279 through 282 of this title shall apply to any corporation that has expired by its own limitation, and when so applied, all references in those sections to a dissolved corporation or dissolution shall include a corporation that has expired by its own limitation and to such expiration, respectively.

§ 279. Trustees or receivers for dissolved corporations; appointment; powers; duties.

When any corporation organized under this chapter shall be dissolved in any manner whatever, the Court of Chancery, on application of any creditor, stockholder or director of the corporation, or any other person who shows good cause therefor, at any time, may either appoint 1 or more of the directors of the corporation to be trustees, or appoint 1 or more persons to be receivers, of and for the corporation, to take charge of the corporation’s property, and to collect the debts and property due and belonging to the corporation, with power to prosecute and defend, in the name of the corporation, or otherwise, all such suits as may be necessary or proper for the purposes aforesaid, and to appoint an agent or agents under them, and to do all other acts which might be done by the corporation, if in being, that may be necessary for the final settlement of the unfinished business of the corporation. The powers of the trustees or receivers may be continued as long as the Court of Chancery shall think necessary for the purposes aforesaid.

§ 280. Notice to claimants; filing of claims.

(a)

(1) After a corporation has been dissolved in accordance with the procedures set forth in this chapter, the corporation or any successor entity may give notice of the dissolution, requiring all persons having a claim against the corporation other than a claim against the corporation in a pending action, suit or proceeding to which the corporation is a party to present their claims against the corporation in accordance with such notice. Such notice shall state:

a.

That all such claims must be presented in writing and must contain sufficient information reasonably to inform the corporation or successor entity of the identity of the claimant and the substance of the claim;

b.	The mailing address to which such a claim must be sent;

c.	The date by which such a claim must be received by the corporation or successor entity, which date shall be no earlier than 60 days from the date thereof; and

d.	That such claim will be barred if not received by the date referred to in paragraph (a)(1)c. of this section; and

e.

That the corporation or a successor entity may make distributions to other claimants and the corporation’s stockholders or persons interested as having been such without further notice to the claimant; and

f.	The aggregate amount, on an annual basis, of all distributions made by the corporation to its stockholders for each of the 3 years prior to the date the corporation dissolved.

Such notice shall also be published at least once a week for 2 consecutive weeks in a newspaper of general circulation in the county in which the office of the corporation’s last registered agent in this State is located and in the corporation’s principal place of business and, in the case of a corporation having $10,000,000 or more in total assets at the time of its dissolution, at least once in all editions of a daily newspaper with a national circulation. On or before the date of the first publication of such notice, the corporation or successor entity shall mail a copy of such notice by certified or registered mail, return receipt requested, to each known claimant of the corporation including persons with claims asserted against the corporation in a pending action, suit or proceeding to which the corporation is a party.

(2)

Any claim against the corporation required to be presented pursuant to this subsection is barred if a claimant who was given actual notice under this subsection does not present the claim to the dissolved corporation or successor entity by the date referred to in paragraph (a)(1)c. of this section.

(3)

A corporation or successor entity may reject, in whole or in part, any claim made by a claimant pursuant to this subsection by mailing notice of such rejection by certified or registered mail, return receipt requested, to the claimant within 90 days after receipt of such claim and, in all events, at least 150 days before the expiration of the period described in § 278 of this title; provided however, that in the case of a claim filed pursuant to § 295 of this title against a corporation or successor entity for which a receiver or trustee has been appointed by the Court of Chancery the time period shall be as provided in § 296 of this title, and the 30-day appeal period provided for in § 296 of this title shall be applicable. A notice sent by a corporation or successor entity pursuant to this subsection shall state that any claim rejected therein will be barred if an action, suit or proceeding with respect to the claim is not commenced within 120 days of the date thereof, and shall be accompanied by a copy of §§ 278-283 of this title and, in the case of a notice sent by a court-appointed receiver or trustee and as to which a claim has been filed pursuant to § 295 of this title, copies of §§ 295 and 296 of this title.

(4)

A claim against a corporation is barred if a claimant whose claim is rejected pursuant to paragraph (a)(3) of this section does not commence an action, suit or proceeding with respect to the claim no later than 120 days after the mailing of the rejection notice.

(b)

  (1) A corporation or successor entity electing to follow the procedures described in subsection (a) of this section shall also give notice of the dissolution of the corporation to persons with contractual claims contingent upon the occurrence or nonoccurrence of future events or otherwise conditional or unmatured, and request that such persons present such claims in accordance with the terms of such notice. Provided however, that as used in this section and in § 281 of this title, the term “contractual claims” shall not include any implied warranty as to any product manufactured, sold, distributed or handled by the dissolved corporation. Such notice shall be in substantially the form, and sent and published in the same manner, as described in paragraph (a)(1) of this section.

(2)

The corporation or successor entity shall offer any claimant on a contract whose claim is contingent, conditional or unmatured such security as the corporation or successor entity determines is sufficient to provide compensation to the claimant if the claim matures. The corporation or successor entity shall mail such offer to the claimant by certified or registered mail, return receipt requested, within 90 days of receipt of such claim and, in all events, at least 150 days before the expiration of the period described in § 278 of this title. If the claimant offered such security does not deliver in writing to the corporation or successor entity a notice rejecting the offer within 120 days after receipt of such offer for security, the claimant shall be deemed to have accepted such security as the sole source from which to satisfy the claim against the corporation.

(c)

(1) A corporation or successor entity which has given notice in accordance with subsection (a) of this section shall petition the Court of Chancery to determine the amount and form of security that will be reasonably likely to be sufficient to provide compensation for any claim against the corporation which is the subject of a pending action, suit or proceeding to which the corporation is a party other than a claim barred pursuant to subsection (a) of this section.

(2)

A corporation or successor entity which has given notice in accordance with subsections (a) and (b) of this section shall petition the Court of Chancery to determine the amount and form of security that will be sufficient to provide compensation to any claimant who has rejected the offer for security made pursuant to paragraph (b)(2) of this section.

(3)

A corporation or successor entity which has given notice in accordance with subsection (a) of this section shall petition the Court of Chancery to determine the amount and form of security which will be reasonably likely to be sufficient to provide compensation for claims that have not been made known to the corporation or that have not arisen but that, based on facts known to the corporation or successor entity, are likely to arise or to become known to the corporation or successor entity within 5 years after the date of dissolution or such longer period of time as the Court of Chancery may determine not to exceed 10 years after the date of dissolution. The Court of Chancery may appoint a guardian ad litem in respect of any such proceeding brought under this subsection. The reasonable fees and expenses of such guardian, including all reasonable expert witness fees, shall be paid by the petitioner in such proceeding.

(d)

The giving of any notice or making of any offer pursuant to this section shall not revive any claim then barred or constitute acknowledgment by the corporation or successor entity that any person to whom such notice is sent is a proper claimant and shall not operate as a waiver of any defense or counterclaim in respect of any claim asserted by any person to whom such notice is sent.

(e)

As used in this section, the term “successor entity” shall include any trust, receivership or other legal entity governed by the laws of this State to which the remaining assets and liabilities of a dissolved corporation are transferred and which exists solely for the purposes of prosecuting and defending suits, by or against the dissolved corporation, enabling the dissolved corporation to settle and close the business of the dissolved corporation, to dispose of and convey the property of the dissolved corporation, to discharge the liabilities of the dissolved corporation and to distribute to the dissolved corporation’s stockholders any remaining assets, but not for the purpose of continuing the business for which the dissolved corporation was organized.

(f)

The time periods and notice requirements of this section shall, in the case of a corporation or successor entity for which a receiver or trustee has been appointed by the Court of Chancery, be subject to variation by, or in the manner provided in, the Rules of the Court of Chancery.

(g)

In the case of a nonstock corporation, any notice referred to in the last sentence of paragraph (a)(3) of this section shall include a copy of § 114 of this title. In the case of a nonprofit nonstock corporation, provisions of this section regarding distributions to members shall not apply to the extent that those provisions conflict with any other applicable law or with that corporation’s certificate of incorporation or bylaws.

§ 281. Payment and distribution to claimants and stockholders.

(a)	A dissolved corporation or successor entity which has followed the procedures described in § 280 of this title:

(1)	Shall pay the claims made and not rejected in accordance with § 280(a) of this title,

(2)	Shall post the security offered and not rejected pursuant to § 280(b)(2) of this title,

(3)	Shall post any security ordered by the Court of Chancery in any proceeding under § 280(c) of this title, and

(4)	Shall pay or make provision for all other claims that are mature, known and uncontested or that have been finally determined to be owing by the corporation or such successor entity.

Such claims or obligations shall be paid in full and any such provision for payment shall be made in full if there are sufficient assets. If there are insufficient assets, such claims and obligations shall be paid or provided for according to their priority, and, among claims of equal priority, ratably to the extent of assets legally available therefor. Any remaining assets shall be distributed to the stockholders of the dissolved corporation; provided, however, that such distribution shall not be made before the expiration of 150 days from the date of the last notice of rejections given pursuant to § 280(a)(3) of this title. In the absence of actual fraud, the judgment of the directors of the dissolved corporation or the governing persons of such successor entity as to the provision made for the payment of all obligations under paragraph (a)(4) of this section shall be conclusive.

(b)

A dissolved corporation or successor entity which has not followed the procedures described in § 280 of this title shall, prior to the expiration of the period described in § 278 of this title, adopt a plan of distribution pursuant to which the dissolved corporation or successor entity (i) shall pay or make reasonable provision to pay all claims and obligations, including all contingent, conditional or unmatured contractual claims known to the corporation or such successor entity, (ii) shall make such provision as will be reasonably likely to be sufficient to provide compensation for any claim against the corporation which is the subject of a pending action, suit or proceeding to which the corporation is a party and (iii) shall make such provision as will be reasonably likely to be sufficient to provide compensation for claims that have not been made known to the corporation or that have not arisen but that, based on facts known to the corporation or successor entity, are likely to arise or to become known to the corporation or successor entity within 10 years after the date of dissolution. The plan of distribution shall provide that such claims shall be paid in full and any such provision for payment made shall be made in full if there are sufficient assets. If there are insufficient assets, such plan shall provide that such claims and obligations shall be paid or provided for according to their priority and, among claims of equal priority, ratably to the extent of assets legally available therefor. Any remaining assets shall be distributed to the stockholders of the dissolved corporation.

(c)

Directors of a dissolved corporation or governing persons of a successor entity which has complied with subsection (a) or (b) of this section shall not be personally liable to the claimants of the dissolved corporation.

(d)	As used in this section, the term “successor entity” has the meaning set forth in § 280(e) of this title.

(e)

The term “priority,” as used in this section, does not refer either to the order of payments set forth in paragraph (a) (1)-(4) of this section or to the relative times at which any claims mature or are reduced to judgment.

(f)

In the case of a nonprofit nonstock corporation, provisions of this section regarding distributions to members shall not apply to the extent that those provisions conflict with any other applicable law or with that corporation’s certificate of incorporation or bylaws.

§ 282. Liability of stockholders of dissolved corporations.

(a)

A stockholder of a dissolved corporation the assets of which were distributed pursuant to § 281(a) or (b) of this title shall not be liable for any claim against the corporation in an amount in excess of such stockholder’s pro rata share of the claim or the amount so distributed to such stockholder, whichever is less.

(b)

A stockholder of a dissolved corporation the assets of which were distributed pursuant to § 281(a) of this title shall not be liable for any claim against the corporation on which an action, suit or proceeding is not begun prior to the expiration of the period described in § 278 of this title.

(c)	The aggregate liability of any stockholder of a dissolved corporation for claims against the dissolved corporation shall not exceed the amount distributed to such stockholder in dissolution.

§ 283. Jurisdiction.

The Court of Chancery shall have jurisdiction of any application prescribed in this subchapter and of all questions arising in the proceedings thereon, and may make such orders and decrees and issue injunctions therein as justice and equity shall require.

SCAN TO VIEW MATERIALS & VOTE THIRD HARMONIC BIO, INC. 1700 MONTGOMERY STREET, SUITE 210 SAN FRANCISCO, CA 94111 THIRD HARMONIC BIO, INC. VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on June 4, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/THRD2025 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on June 4, 2025. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V72180-P30920 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. THIRD HARMONIC BIO, INC. The Board of Directors recommends you vote FOR the following nominees: To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. 1. Election of Class III Directors Nominees: 01) Thomas M. Soloway 02) David P. Bonita, M.D. 03) Geoff McDonough, M.D. The Board of Directors recommends you vote FOR the following proposals: 2. To ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the company for its fiscal year ending December 31, 2025. 3. To approve the liquidation and dissolution of the company pursuant to the Dissolution and the Plan of Dissolution, which, if approved, will authorize the Board of Directors to liquidate and dissolve the company in accordance with the Dissolution and the Plan of Dissolution. 4. To grant discretionary authority to our Board of Directors to adjourn the Annual Meeting, even if a quorum is present, to solicit additional proxies in the event that there are insufficient shares present in person or by proxy voting in favor of the liquidation and dissolution of the company pursuant to the Dissolution and the Plan of Dissolution. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com V72181-P30920 Third Harmonic Bio, Inc. Annual Meeting of Stockholders June 5, 2025 6:30 A.M. Pacific Time This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Natalie Holles and Chris Murphy, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Third Harmonic Bio, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held via live webcast at 6:30 A.M. Pacific Time on June 5, 2025, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side.